UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

TrueCar, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Proxy Statement and Notice of Annual Meeting of Stockholders
2023

1401 Ocean Ave, Suite 200
Santa Monica, California 90401
NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 8:30 a.m. Pacific Time on Thursday, June 22, 2023
Dear TrueCar Stockholders:
We are pleased to invite you to attend our 2023 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held on Thursday, June 22, 2023 at 8:30 a.m. Pacific Time. At the Annual Meeting, we will ask you to consider the following proposals as more fully described in the accompanying proxy statement:
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To elect one Class III director to serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified;

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To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

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To approve, on an advisory basis, the fiscal year 2022 compensation of our named executive officers;

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To approve our 2023 Equity Incentive Plan; and

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To transact such other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our board of directors has fixed the close of business on April 27, 2023 as the record date for the Annual Meeting. Only stockholders of record as of April 27, 2023 are entitled to notice of and to vote at the Annual Meeting or any postponements or adjournments thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
The Annual Meeting will be a completely virtual meeting of stockholders. All stockholders are cordially invited to attend the Annual Meeting by live webcast. You will not be able to attend the Annual Meeting in person. As described in more detail in the accompanying proxy statement, our board of directors believes that holding a virtual stockholder meeting facilitates attendance, increases participation and communication and offers significant time and cost savings to us and our stockholders and therefore has chosen this over an in-person meeting. To participate, vote or submit questions during the Annual Meeting by live webcast, please visit
www.virtualshareholdermeeting.com/True2023.
In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, we are once again pleased to provide our stockholders access to our proxy materials on the Internet at http://materials.proxyvote.com/89785L rather than in paper form. The Notice of Internet Availability, which contains instructions on how to access the proxy materials and our 2022 Annual Report to Stockholders, is first being given or sent on or about May 1, 2023 to our stockholders entitled to vote at the Annual Meeting. Our stockholders will also have the ability to request that a printed set of the proxy materials be sent to them by following the instructions in the Notice of Internet Availability.
The stockholder list will also be available during the Annual Meeting at
www.virtualshareholdermeeting.com/True2023. Instructions on how stockholders of record can view the stockholder list during the Annual Meeting are posted at www.virtualshareholdermeeting.com/True2023.
Your vote is important. Whether or not you plan to attend the Annual Meeting by live webcast, we urge you to submit your vote on the Internet or by telephone or mail to ensure your shares are represented. For specific instructions on how to vote your shares, please refer to the section entitled

“General Information” and the instructions on the Notice of Internet Availability. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Returning the proxy does not deprive you of your right to attend the virtual meeting and to vote your shares at the virtual meeting. Please vote as soon as possible.
Sincerely,
Michael D. Darrow
President and Chief
Executive Officer
Santa Monica, California
May 1, 2023

TrueCar, Inc.
PROXY STATEMENT

2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 22, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 22, 2023: This proxy statement, along with the 2022 Annual Report to Stockholders, is available at the following website: http://materials.proxyvote.com/89785L.
By furnishing a Notice of Internet Availability and access to our proxy materials by the Internet, we are lowering the costs and reducing the environmental impact of our Annual Meeting.
The Notice of Internet Availability will also provide instructions on how you may request electronic or paper delivery of future proxy materials. If you choose to receive electronic delivery of future proxy materials, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by electronic or paper delivery will remain in effect until you terminate it. We encourage you to choose to receive future proxy materials by electronic delivery, which will (i) allow us to provide you with the information you need in a more timely manner, (ii) reduce printing and mailing documents to you and (iii) conserve natural resources.

2023 ANNUAL
PROXY STATEMENT
GENERAL INFORMATION
Q: Why am I receiving these materials?
A: The board of directors of TrueCar, Inc., which we refer to as the Board, is furnishing this proxy statement to you. It contains information related to our 2023 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held on Thursday, June 22, 2023 beginning at 8:30 a.m. Pacific Time and at any postponements or adjournments thereof. You can attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/True2023, where you will be able to participate, submit questions and vote online. References in this proxy statement to “we,” “us,” “our,” “the Company” or “TrueCar” refer to TrueCar, Inc.
Q: What is included in these materials?
A: These materials include this proxy statement for our Annual Meeting of Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission, or the SEC, on February 24, 2023, which we refer to as the Annual Report. We first made these materials available to you on the Internet on May 1, 2023. Our principal executive offices are located at 1401 Ocean Ave, Suite 200, Santa Monica, CA 90401, and our telephone number is (800) 200-2000. We maintain a website at www.TrueCar.com. The information on our website is not a part of this proxy statement.
Q: What matters will stockholders vote on at the Annual Meeting?
A: Stockholders will vote on the following matters at the Annual Meeting:
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to elect Brendan Harrington as a Class III director to serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified;

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to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

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to approve, on an advisory basis, the fiscal year 2022 compensation of our named executive officers;

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to approve our 2023 Equity Incentive Plan; and

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to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q: How does the Board recommend that I vote on these proposals?
A: The Board recommends a vote:
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FOR the election of Brendan Harrington as a Class III director;

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FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;

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FOR the approval of the advisory resolution indicating approval of the fiscal year 2022 compensation of the Company’s named executive officers; and

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FOR the approval of our 2023 Equity Incentive Plan.

Q: Who is making this solicitation?
A: The proxy for the Annual Meeting is being solicited by and on behalf of TrueCar by the Board.
Q: Who pays for the proxy solicitation process?
A: TrueCar will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding

2023 ANNUAL
PROXY STATEMENT
proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by telephone or electronic communications. None of these individuals will receive any additional or special compensation for doing this, although we may reimburse these individuals for their reasonable out-of-pocket expenses. Further, we may engage a proxy solicitor to assist in the solicitation of proxies and to provide related advice and support depending on a variety of factors, including preliminary voting results.
Q: Who may vote at the Annual Meeting?
A: Stockholders of record as of the close of business on April 27, 2023, which we refer to as the Record Date, are entitled to receive notice of, attend online and vote by live webcast at the Annual Meeting. Each share of our common stock is entitled to one vote on each matter. As of the Record Date, there were 89,175,485 shares of our common stock issued and outstanding, held by 91 holders of record. Each share of our common stock is entitled to one vote on each matter.
Q: Why is TrueCar conducting the Annual Meeting as an exclusively virtual, online meeting?
A: This is the eighth year we have conducted an exclusively virtual annual meeting. Our virtual annual meetings afford each stockholder equivalent or greater rights and opportunities to participate in our annual meetings than they would have at an in-person meeting; for example, the virtual format allows stockholders to communicate with us before and during the meeting so that they can ask questions of our Board or management. At the same time, we believe that holding the Annual Meeting solely on the Internet facilitates stockholder attendance and will increase stockholder participation and communication by enabling each stockholder to interact with us fully and equally, in real time, from any location around the world at no cost. A virtual annual meeting also makes it possible for more stockholders (regardless of the size of their holdings or their resources or physical location) to have direct access to information more quickly while offering us and our stockholders significant time and cost savings. We are aware of members of the investor community who believe that virtual annual meetings do not present sufficient opportunities for stockholders to interact with directors and management. While our stockholders, on the whole, have not expressed concern about our virtual meetings, our Board intends to continue carefully reviewing and considering alternative meeting platforms for future annual meetings.
Q: What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
A: Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record of those shares, and we sent these proxy materials directly to you.
Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the “beneficial owner” of shares held in “street name,” and that organization forwarded these proxy materials to you. The organization holding your account is the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Q: If I am a stockholder of record of TrueCar shares, how do I vote?
A: If you are a stockholder of record, there are four ways to vote:
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On the Internet.   You may vote by proxy on the Internet by following the instructions found on the proxy card.

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By Telephone.   You may vote by proxy by calling the toll free number on the proxy card.

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By Mail.   You may vote by proxy by filling out the proxy card and returning it in the envelope provided.

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PROXY STATEMENT
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During the Meeting.   You may vote during the Annual Meeting live on the Internet by following the instructions posted at www.virtualshareholdermeeting.com/True2023.

The Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time on June 21, 2023.
Q: If I am a beneficial owner of shares held in street name, how do I vote?
A: If you are a beneficial owner of shares held in street name, you should have received from your broker, bank or other nominee instructions on how to vote or instruct the broker to vote your shares, which are generally contained in a “vote instruction form” sent by the broker, bank or other nominee. Please follow their instructions carefully. Street name stockholders may generally vote by one of the following methods:
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On the Internet.   You may vote by proxy on the Internet by following the instructions found on the vote instruction form your broker, bank, trustee or nominee provides you. Additional Instructions can be found at www.virtualshareholdermeeting.com/True2023.

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By Telephone.   You may vote by proxy by calling the toll free number found on the vote instruction form your broker, bank, trustee or nominee provides you.

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By Mail.   You may vote by proxy by filling out the vote instruction form and returning it in the envelope your broker, bank, trustee or nominee provides you.

Q: If I submit a proxy, how will it be voted?
A: If you submit proxies that are properly dated, executed and returned, we will vote the shares represented by them at the Annual Meeting in accordance with your instructions. If the proxies do not contain specific instructions, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in the proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote or revoke my proxy?”
Q: What should I do if I get more than one proxy or voting instruction card?
A: Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive separate sets of proxy materials for each brokerage account in which they hold shares. Stockholders of record whose shares are registered in more than one name will receive more than one set of proxy materials. You should vote all of the proxy cards and in accordance with all of the voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are counted.
Q: Can I change my vote or revoke my proxy?
A: You may change your vote or revoke your proxy at any time before the vote is taken at the Annual Meeting.
If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to our Corporate Secretary at TrueCar, Inc., 1401 Ocean Ave, Suite 200, Santa Monica, California 90401 before your shares are voted or (3) attending the virtual Annual Meeting and voting by live webcast. Attending the Annual Meeting by live webcast will not cause your previously granted proxy to be revoked unless you specifically so request or vote by live webcast during the Annual Meeting.
For shares you hold beneficially in street name, you may generally change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided.

2023 ANNUAL
PROXY STATEMENT
Q: Can I attend the meeting in person?
A: As discussed above, we will be hosting the Annual Meeting exclusively by live webcast. You will not be able to attend the Annual Meeting in person.
Q: How do I participate in the Annual Meeting on the Internet?
A: Any stockholder may listen to the Annual Meeting and participate by live webcast at www.virtualshareholdermeeting.com/True2023. The webcast will begin at 8:30 a.m. Pacific time on June 22, 2023, and stockholders may vote and submit questions during the Annual Meeting by live webcast. To enter the meeting, please have available your 12-digit control number (which can be found on your Notice of Internet Availability or, if you received a printed copy of the proxy materials, your proxy card). If you do not have your 12-digit control number, you will be able to listen to the meeting only. You will not be able to vote or submit questions during the meeting. Instructions on how to connect to and participate in the Annual Meeting on the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/True2023.
Q: How many shares must be present or represented to conduct business at the Annual Meeting?
A: At the Annual Meeting, the presence virtually or by proxy of a majority of the aggregate voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting is required for the Annual Meeting to proceed. If you have returned valid proxy instructions or attend the Annual Meeting by live webcast, your shares will be counted in determining whether there is a quorum, even if you wish to abstain from voting on some or all of the matters before the meeting.
Q: What is the voting requirement to approve each of the proposals?
A: With respect to Proposal One, the election of our directors, each director is elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Accordingly, the nominee receiving the highest number of affirmative votes will be elected as a Class III director to serve until the 2026 annual meeting of stockholders or until their successors are duly elected and qualified. Abstentions and broker non-votes will have no effect on the outcome of the vote.
For Proposal Two, the ratification of the appointment of our independent registered public accounting firm, Proposal Three, the advisory vote to approve named executive officer compensation, and Proposal Four, the approval of our 2023 Equity Incentive Plan, the affirmative vote of a majority of shares present virtually or represented by proxy and entitled to vote on the proposal is required to approve the proposal. Abstentions are treated as shares present and entitled to vote for purposes of such proposals and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.
Q: What are broker non-votes?
A: Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will nevertheless have discretion to vote your shares on our sole “routine” matter — Proposal Two, the ratification of the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on Proposals One, Three or Four.
Q: Who will tabulate the votes?
A: A representative of the Carideo Group will serve as the Inspector of Election and will tabulate the votes at the Annual Meeting.
Q: What is the deadline to propose actions for consideration at next year’s annual meeting or to nominate individuals to serve as directors?
A: Stockholder Proposals:   Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders by submitting their proposals in writing to our Corporate

2023 ANNUAL
PROXY STATEMENT
Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2024 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than January 2, 2024. If we hold our 2024 annual meeting more than 30 days before or more than 60 days after June 22, 2024 (the one-year anniversary date of the Annual Meeting), we will disclose the new deadline by which stockholder proposals must be received to be considered for inclusion in our proxy statement for that annual meeting under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably determined to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Stockholder proposals should be addressed to:
TrueCar, Inc.
Attn: Corporate Secretary
1401 Ocean Ave, Suite 200
Santa Monica, California 90401
Our amended and restated bylaws, which we refer to as our Bylaws, also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting but do not intend for the proposal to be included in our proxy statement. Our Bylaws provide that the only business that may be conducted at an annual meeting is business that is (1) described in our proxy materials for the meeting, (2) brought by or at the direction of our Board or (3) brought by a stockholder of record (both when the stockholder provides proper written notice of the proposal and on the record date for the annual meeting) who has timely complied with the notice procedures set forth in our Bylaws. In addition, for business to be properly brought before an annual meeting by a stockholder, it must be a proper matter for stockholder action under our Bylaws and applicable law. To be timely for our 2024 annual meeting, our Corporate Secretary must receive the written notice at our principal executive offices:
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not earlier than the close of business on February 16, 2024, and

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not later than the end of the day on March 17, 2024.

If we hold our 2024 annual meeting more than 30 days before or more than 60 days after June 22, 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:
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not earlier than the close of business on the 120th day before the annual meeting, and

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not later than the close of business on the later of (i) the 90th day before the annual meeting and (ii) the tenth day after the first public announcement of the date of the annual meeting.

To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting (1) a brief description of the business and the reasons for conducting the business at the annual meeting, (2) the name and address of the stockholder and any associated person proposing the business, (3) the class and number of shares of our common stock held of record or beneficially owned by the stockholder and any associated person, (4) whether and the extent to which the stockholder and any associated persons have entered into any hedging or other transaction or series of transactions or any person has done so on their behalf with respect to any of our securities, and a description of any other similar agreement, arrangement or understanding, (5) any material interest of the stockholder and any associated person in the business and (6) a statement whether the stockholder or any associated person will deliver a proxy statement and form of proxy to stockholders. In addition, to be in proper written form, a stockholder’s notice to the Corporate Secretary must be supplemented not later than five days after the record date to disclose the information contained in clauses (3) and (4) in this paragraph as of the record date. A stockholder’s “associated person” is (A) any person controlling, directly or indirectly, or acting in concert with, the stockholder, (B) any beneficial owner of shares of our stock the stockholder owns of record or beneficially and on whose behalf the proposal or nomination, as the case may be, is being made or (C) any person controlling, controlled by or under common control with any person referred to in the preceding clauses (A) and (B).

2023 ANNUAL
PROXY STATEMENT
Nomination of Director Candidates:   In addition, our Bylaws permit certain stockholders to nominate directors for election at an annual meeting. To be eligible, a stockholder must be a stockholder of record as of the date notice of the annual meeting is given and as of the record date for the annual meeting.
To be in proper written form, a stockholder’s notice to the Company’s Corporate Secretary must comply with all of the requirements set forth in Rule 14a-19(b) of the Exchange Act and set forth, as to each nominee whom the stockholder proposes to nominate for election or re-election as a director: (1) the name, age, business address and residence address of the nominee, (2) the principal occupation or employment of the nominee, (3) the class and number of shares of the Company the nominee holds of record or owns beneficially and any derivative positions he or she holds of record or beneficially, (4) whether and the extent to which the nominee has entered into any hedging or other transaction or series of transactions with respect to any of our securities or any person has done so on his or her behalf, and a description of any other similar agreement, arrangement or understanding, the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of, the nominee, (5) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons pursuant to which the nominations were made, (6) a written statement executed by the nominee acknowledging that as a director of the Company, the nominee will owe a fiduciary duty under Delaware law to the Company and its stockholders and (7) any other information relating to the nominee that would be required to be disclosed about the nominee if proxies were being solicited for the election of the nominee as a director, or that is otherwise required (including without limitation the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected). As to the stockholder giving notice of the director nomination, the notice must also include the information about the stockholder and any associated person described above in clauses (2) through (6) of the last paragraph under “Stockholder Proposals” above, and supplemented following the record date in the manner referred to in that paragraph. In addition, the stockholder must give timely notice to our Corporate Secretary under our Bylaws, which, in general, require that our Corporate Secretary receive the notice within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in our proxy statement. The charter of the nominating and corporate governance committee of the Board requires the committee to consider nominations of director candidates validly made by our stockholders in accordance with the provisions of our Bylaws.
To be timely for our 2024 annual meeting, our Corporate Secretary must receive the written notice at our principal executive offices:
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not earlier than the close of business on February 16, 2024, and

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not later than the end of the day on March 17, 2024.

If we hold our 2024 annual meeting more than 30 days before or more than 60 days after June 22, 2024 (the one-year anniversary date of the Annual Meeting), then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received by our Corporate Secretary at our principal executive offices:
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not earlier than the close of business on the 120th day before the annual meeting, and

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not later than the close of business on the later of (i) the 90th day before.

Additionally, as described in more detail under “Executive Officers, Directors and Corporate Governance — Board Committees — Nominating and Corporate Governance Committee,” our nominating and corporate governance committee will consider certain nominations made by stockholders holding at least one percent of the fully diluted capitalization of TrueCar continuously for at least 12 months.
Q: I share an address with another stockholder and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
A: The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports for two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process is commonly referred to as “householding.”

2023 ANNUAL
PROXY STATEMENT
Brokers with account holders who are TrueCar stockholders may be householding our proxy materials. A single set of proxy materials may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or you notify your broker or TrueCar that you no longer wish to participate in householding.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, you may (1) notify your broker, (2) direct your written request to: Investor Relations, TrueCar, Inc., 1401 Ocean Ave, Suite 200, Santa Monica, California 90401 or (3) contact our Investor Relations department by email at investors@truecar.com or by phone at (800) 200-2000, extension 8771. Stockholders who currently receive multiple copies of the proxy statement or Annual Report at their address and would like to request householding of their communications should contact their broker. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
Q: What if I have questions about lost stock certificates or need to change my mailing address?
A: You may contact our transfer agent, Computershare Trust Company, N.A., by telephone at (877) 373-6374 (in the United States) or (781) 575-2879 (outside the United States) or by email at web.queries@computershare.com if you have lost your stock certificate or need to change your mailing address.

2023 ANNUAL
PROXY STATEMENT
EXECUTIVE OFFICERS, DIRECTORS AND
CORPORATE
GOVERNANCE
Executive Officers and Directors
The following table sets forth the names, ages and positions of our executive officers and directors as of April 27, 2023:
Name	Age	Position
Executive Officers
Michael D. Darrow	65	President and Chief Executive Officer, and a Director
Jantoon E. Reigersman	41	Chief Operating Officer
Teresa T. Luong	50	Chief Financial Officer
Jeffrey J. Swart	55	Executive Vice President, General Counsel and Secretary
Non-Employee Directors
Robert E. Buce	74	Director
Barbara A. Carbone	64	Director
Christopher W. Claus	62	Director and Chairman of the Board
Brendan L. Harrington	52	Director
Faye M. Iosotaluno	43	Director
Erin N. Lantz	43	Director
John W. Mendel	68	Director

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PROXY STATEMENT
Executive Officers
Michael D. Darrow has served as our President, Chief Executive Officer and a member of our Board since March 2020. From November 2017 until March 2020, he served as our Executive Vice President of Partner and OEM Development and served as our Executive Vice President of OEM Development from March 2017 to November 2017. Mr. Darrow also served as the President of our subsidiary, ALG, Inc., from January 2018 until its divestiture in November 2020. From June 2016 until he joined us, Mr. Darrow was an Automotive Industry Consultant for Inventory Command Center LLC, before which Mr. Darrow served in numerous roles at Edmunds.com Inc. from July 2000 to August 2014, including as Chief Executive Officer of Edmunds Data Services, Executive Vice President of Sales and Chief Sales Officer. Mr. Darrow holds a B.S. in Economics from Allegheny University.
We believe that Mr. Darrow is qualified to serve as a member of our Board because of his substantial industry, operational and business strategy expertise, developed over more than 20 years of service in the online automotive industry, and his working relationships with many of our key customers, partners and industry participants.
Jantoon E. Reigersman has served as our Chief Operating Officer since March 2022. From January 2021 to February 2023, Mr. Reigersman served as our Chief Financial Officer. From December 2017 to May 2020, Mr. Reigersman served as the Chief Financial Officer of Leaf Group, Ltd., a diversified Internet, media and e-commerce company and from January 2014 until joining Leaf, he served as Chief Financial Officer of Ogin, Inc., a clean technology company, from January 2014 until joining Leaf. Prior to Ogin, Mr. Reigersman was an associate in the Special Situations Group at Goldman Sachs and an analyst at Morgan Stanley. Mr. Reigersman holds an M.S. and a B.S. in International Business Administration from the Rotterdam School of Management at Erasmus University, a Masters in International Management from the École des Hautes Études Commerciales de Paris and is a graduate of the General Management Program at the Harvard Business School.
Teresa T. Luong has served as our Chief Financial Officer since February 2023. Ms. Luong previously served as our Senior Vice President, Finance from March 2022 to February 2023 and served as our Vice President, Finance, Reporting & Technical Accounting from April 2021 to March 2022, our Vice President, Financial Reporting & Technical Accounting from November 2018 to April 2021, our Senior Director, SEC Reporting from April 2015 to November 2018, and Director, SEC Reporting from February 2014 to March 2015. Prior to joining us, Ms. Luong served as the Director of Finance for Conversant, Inc., a digital marketing services company. Before that, she served in a number of accounting and leadership roles at the Arden Group, Inc., Click2Asia, Inc., and KPMG, LLP, a multinational accounting and advisory firm. Ms. Luong holds a B.S. in Business Administration with an emphasis in Accounting from San Francisco State University.
Jeffrey J. Swart has served as our Executive Vice President, General Counsel and Secretary since July 2017. From January 2016 to July 2017, Mr. Swart served as our Senior Vice President, General Counsel and Secretary and he served as our Senior Vice President & Deputy General Counsel from April 2014 until December 2015. From May 1998 until he joined us, Mr. Swart practiced law at the law firm of Alston & Bird LLP, where he was a litigation partner. Prior to joining Alston & Bird, Mr. Swart served for two years as a law clerk to Judge Edward Carnes of the United States Court of Appeals for the Eleventh Circuit. Mr. Swart has substantial experience in complex commercial litigation. Mr. Swart holds a J.D. from the Emory University School of Law and a B.B.A. from the Goizueta Business School at Emory University.

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Board of Directors
Our Board consists of a highly experienced group of directors with a diversity of skills and backgrounds. This diversity of skills enables the Board to provide guidance to the Company from a multi-faceted and nuanced perspective. The below table highlights what we believe to be the top skills or qualifications relevant to their oversight of the Company exhibited by each member of our proposed Board.
Skills	Bob Buce	Erin Lantz	Barbara Carbone	Brendan Harrington	Faye Iosotaluno	Mike Darrow
Senior Executive Leadership		•		•	•	•
CFO Experience	•
Financial and Audit	•		•
Automotive Industry	•			•		•
Digital Marketplace		•			•
Product Development and Information Security		•		•
M&A, Corporate Development and Investor Relations			•		•
Human Capital Management and Compensation			•			•
Digital and Brand Marketing				•	•	•
Public Company Governance and Risk Management	•	•	•
Skills	Value to TrueCar
Senior Executive Leadership	Serving in a leadership role of an enterprise-scale organization enhances the Board’s ability to advise our CEO and provide effective oversight of management, corporate strategy and culture.
CFO Experience	The experience that comes from serving as a CFO provides insight into our financial performance, reporting requirements, investor relations and transactions into which we may enter.
Financial and Audit	We engage in complex financial transactions and are required to adhere to financial reporting requirements and controls.
Automotive Industry	Relevant automotive industry experience provides insight into both dealers and consumers, which is important in evaluating the Company’s products and strategy.
Digital Marketplace	Experience in managing the supply/demand complexity of digital marketplaces is valuable to maintaining and improving our core product and in developing new products, such as TrueCar+.
Product Development and Information Security	We continue to develop and introduce new digital products and product features, including in connection with the rollout of TrueCar+, while managing information security and cybersecurity risk.
M&A, Corporate Development and Investor Relations	We engage in complex transactions such as acquisitions, divestitures and investments. Experience in investor relations guides our management when communicating with stockholders.
Human Capital Management andCompensation	Helps us attract, integrate and retain talent and develop the capabilities of our employees.
Digital and Brand Marketing	Effective marketing helps us attract and convert customers and establish a trusted name in our competitive industry.

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Skills	Value to TrueCar
Public Company Governance and Risk Management	Provides our management team with relevant advice and leadership. Our Board plays an important role is risk oversight.
Non-Employee Directors
Robert E. Buce has served as a member of our Board since April 2005. Mr. Buce served as our Executive Vice President and Chief Financial Officer from September 2005 to September 2008. Prior to joining us, Mr. Buce founded and served as Chief Financial Officer and a senior member of the management team of Build-To-Order, Inc., an automotive company focused on modularized outsourced manufacturing of vehicles. Prior to Build-To-Order, Mr. Buce held a variety of senior management positions, including Managing Partner at KPMG LLP and Managing Director at BearingPoint, Inc., a related consulting firm. Mr. Buce also served on the board of directors of KPMG LLP from March 1991 to November 1995. Since July 2000, Mr. Buce has served as chairman of PalisadesHoldings, a sole proprietorship providing independent advisory assistance to a variety of technology services and consumer products and services commercial enterprises. From 2011 to 2013, Mr. Buce served on the board of directors of Intersection Technologies, Inc., the parent company of F&I Express, a provider of software and services to the automotive industry. Mr. Buce is a Certified Public Accountant (inactive) in the State of California and a member of the American Institute of Certified Public Accountants and the California Society of Certified Public Accountants. Mr. Buce holds a B.S. in Mechanical Engineering from Lehigh University and an M.B.A. from the Anderson School of Management at the University of California, Los Angeles.
We believe that Mr. Buce is qualified to serve as a member of our Board because of the experience he gained relevant to our business from serving as our Chief Financial Officer, his experience in the automotive industry and the substantial corporate governance, operational and financial and audit expertise he gained from serving as Managing Partner at KPMG LLP, as Managing Director at BearingPoint and on the boards of directors and boards of advisors of several private companies. As the longest-serving member of our Board, we also value his deep understanding of our business as it has evolved over time.
Barbara A. Carbone has served as a member of our Board since August 2020. From 1981 through September 2019, she served in a number of accounting- and auditing-related roles at KPMG LLP, a multinational accounting and advisory firm. Since January 2021, Ms. Carbone has served on the board of directors of DZS Inc., a publicly-traded provider of mobile transport and broadband access equipment and software, where she is a member of the audit committee and chair of the compensation committee. Since November 2022, she has served as a member of the board of directors of Limoneira Company, a publicly-traded international agribusiness and real estate development company, where she is chair of the audit committee and a member of the risk committee. Ms. Carbone also is a member of the board of directors and audit committee chair of each of Bob’s Discount Furniture and Side by Side, a community-based, non-profit organization serving at-risk youth and their families, and the Exploratorium, a museum of science, technology and arts in San Francisco. From September 1998 through December 2019, she served as a member of the board of directors, and chair of the audit committee, of the Women’s Business Enterprise National Council, the largest certifier of women-owned businesses in the United States and a leading advocate for women business owners and entrepreneurs. Ms. Carbone has a B.S. in Business Administration (Accountancy) from California State University at Sacramento.
We believe that Ms. Carbone is qualified to serve as a member of our Board because of the substantial financial and audit expertise she gained from her service at KPMG LLP and her experience with public company governance and risk oversight, human capital management and M&A transactions, corporate development and investor relations.
Brendan L. Harrington has served as a member of our Board since October 2022. Since January 2023, Mr. Harrington has been the President of Autobahn Fort Worth, a luxury automobile dealer group. From May 2021 to January 2023, he was General Manager of Capistrano Valley Toyota, an automobile dealership. From November 2018 to November 2020, Mr. Harrington served as the Chief Operating Officer of Penske Motor Group, which operates automobile dealerships in California and Texas. Before that, he served in various positions at Penske Motor Group beginning in 2003, including as the President and General Manager of Longo Toyota & Scion, an automobile dealership. Prior to that, Mr. Harrington served in product-related roles for Mercedes-Benz USA

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and Nissan North America. He has served as an advisor to numerous companies in the automotive space on digital product development. Mr. Harrington has a B.A. from Georgetown University and an M.A. from Stanford University.
We believe that Mr. Harrington is qualified to serve as a member of our Board because of his experience as a senior executive in the automotive industry and with product development and digital and brand marketing.
Faye M. Iosotaluno has served as a member of our Board since October 2021. Since February 2022, Ms. Iosotaluno has been the Chief Operating Officer at Tinder, an Internet-based dating platform and portfolio company of Match Group, a publicly-traded leading provider of Internet-based dating and social discovery products, or Match Group. From February 2020 to August 2022, she was the Chief Strategy Officer at Match Group. From October 2017 through February 2020, Ms. Iosotaluno was the Senior Vice President for New Business Initiatives at Match Group. Prior to Match Group, she was the Vice President for Strategy & Business Development at SoundCloud Ltd., a private European online audio distribution and sharing platform, where she worked from October 2014 to October 2017. Prior to SoundCloud, Ms. Iosotaluno served in a number of digital product development, M&A leadership and strategy-related roles at various media companies. Ms. Iosotaluno holds a B.A. in English from the University of Pennsylvania, a B.S. in Economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Harvard Business School.
We believe that Ms. Iosotaluno is qualified to serve as a member of our Board because of her extensive experience in strategy, M&A transactions, new business initiatives and digital marketplace and business operations and digital brand marketing.
Erin N. Lantz has served as a member of our Board since November 2016. Since April 2020, Ms. Lantz has been the Chief Revenue Officer of Ethos, a private fintech company specializing in life insurance. Prior to Ethos, she was the Vice President and General Manager of Mortgages at Zillow Group, Inc., a real estate marketplace company, where she worked from 2010 through October 2019. At Zillow, she led cross-functional teams including product, engineering, sales, data science, product marketing and compliance. Prior to joining Zillow, Ms. Lantz was Senior Vice President at Bank of America Corporation, a U.S. multinational investment bank and financial services company, where she led the Direct-to-Consumer purchase home loan business. Before entering the mortgage industry, Ms. Lantz worked at the Boston Consulting Group, a global management consulting firm, as an Associate. Since January 2023, Ms. Lantz has served on the board of directors of Blend Labs, Inc., a publicly-traded cloud-based financial services software company. From September 2016 until August 2018, Ms. Lantz served on the board of directors of Washington Federal, Inc., a publicly-traded bank holding company, and from December 2020 to December 2022, she served on the board of directors of Shelter Acquisition Corp., a special-purpose acquisition company focused on the property technology industry. Ms. Lantz holds a B.A. in Political Science, Philosophy and Economics from the University of Pennsylvania and an M.B.A. from Harvard Business School.
We believe that Ms. Lantz is qualified to serve as a member of our Board because of her experience in senior leadership at Ethos and Zillow, her extensive knowledge in digital product development, building and leading digital marketplace businesses, as well as her experience in public company governance and risk oversight.
Board Composition
Our business and affairs are managed under the direction of our Board. The number of directors is fixed by our Board, subject to the terms of our Amended and Restated Certificate of Incorporation, or Charter, and our Amended and Restated Bylaws, or Bylaws. As of April 27, 2023, our Board consists of eight directors, seven of whom qualify as “independent” under the listing standards of the Nasdaq Stock Market, which we refer to as Nasdaq.
In accordance with our Charter and Bylaws, our Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. As of the date of this proxy, our directors are divided among the three classes as follows:
•
the Class I directors are Mr. Darrow and Mmes. Carbone and Lantz, and their terms will expire at the annual meeting of stockholders to be held in 2024;

•
the Class II directors are Mr. Buce and Ms. Iosotaluno, and their terms will expire at the annual meeting of stockholders to be held in 2025; and

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•
the Class III directors are Messrs. Claus, Harrington and Mendel, and their terms will expire at the Annual Meeting.

Mr. Harrington is standing for election at the Annual Meeting and Messrs. Claus and Mendel, two of our current Class III directors, are retiring from their service on the Board effective at the Annual Meeting. Effective at the Annual Meeting, the size of the Board will be reduced from eight to six members. Proxies may not be voted for a greater number of persons than the number of nominees named.
The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control. Under Delaware law, our directors may only be removed for cause by the affirmative vote of the holders of a majority of our outstanding voting stock. Our directors may not be removed by our stockholders without cause.
Any increase or decrease in the number of directors must be distributed among the three classes so that, as nearly as possible (provided that no decrease in the number of directors may shorten the term of any serving director), each class will consist of one-third of the directors.
As of May 1, 2023, the Company is in compliance with the Board diversity requirements of Nasdaq Stock Market Rule 5605. Set forth below is the Board diversity matrix required by Nasdaq Stock Market Rule 5606:
Board Diversity Matrix (as of May 1, 2023)(1)
Total Number of Directors	8
	Female	Male	Non-Binary	Gender Undisclosed
Part I: Gender Identity
Directors	3	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or American Indian	0	0	0	0
Asian	1	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Demographic Background Undisclosed	0

(1)
In accordance with Nasdaq disclosure requirements, the Board Diversity Matrix describes the board diversity characteristics of directors as of the date of this proxy statement, including the current directors who will retire at the Annual Meeting.

Board Meetings and Director Communications
During 2022, the Board held five meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served in 2022. Directors are also encouraged to attend our annual stockholder meetings absent an unavoidable and irreconcilable conflict. Each member of our Board who served at the time of the 2022 annual meeting of stockholders attended that meeting, other than Mr. Nichols, who resigned from the Board in October 2022.
Stockholders and other interested parties may communicate with the non-management members of the Board by mail to our principal executive offices addressed to the intended recipient and care of our Corporate Secretary. Our Corporate Secretary will review all incoming stockholder communications (except for mass mailings, product

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complaints or inquiries, job inquiries, business solicitations and patently offensive or otherwise inappropriate material) and route such communications as appropriate to the Board or an individual director.
Policy Regarding Nominations
Our Board is responsible for identifying and nominating candidates for election to the Board. The Board considers recommendations from directors, stockholders and others, as it deems appropriate. In evaluating director candidates, our Board considers factors such as character, integrity, judgment, diversity, including diversity in terms of gender, race, ethnicity and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Our Board evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors. Our Board considers these factors in light of the specific needs of the Board at that time and also considers advice and recommendations from our President and Chief Executive Officer.
We have paid fees to a third-party search firm to assist the Board in identifying and evaluating potential candidates for nomination. Search firms retained to assist our Board in seeking candidates for the Board are instructed to seek to include diverse candidates in terms of race and gender.
Director Independence
Our Board reviewed the independence of each director. Based on information provided by each director concerning his or her background, employment and affiliations, our Board determined that none of Mmes. Carbone, Iosotaluno or Lantz or Messrs. Buce, Claus, Harrington or Mendel has a relationship that would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and Nasdaq’s listing standards. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. The Board also determined that each of Messrs. Claus and Mendel and Ms. Iosotaluno is a non-employee director, as defined by Rule 16b-3 promulgated under the Exchange Act.
Board Committees and Management’s Disclosure Committee
Our Board has an audit committee, a compensation and workforce committee, an executive committee and a nominating and corporate governance committee. The Company also has a standing disclosure committee. The composition and responsibilities of each of the committees of our Board and management’s disclosure committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of these committees operates under a written charter adopted by our Board that is available on the Investor Relations section of our website at http://ir.truecar.com/documents-and-charters.
Audit Committee
As of the date of this proxy statement, our audit committee is currently comprised of Mmes. Carbone, Iosotaluno and Lantz and Mr. Buce. Ms. Carbone serves as the chair of the audit committee. Each member of our audit committee meets the requirements for independence of audit committee members under current Nasdaq listing standards and SEC rules and regulations. Each member of our audit committee meets the financial literacy requirements of the current Nasdaq listing standards. In addition, our Board has determined that both Mr. Buce and Ms. Carbone qualify as audit committee financial experts within the meaning of Item 407(d) of Regulation S-K under the Exchange Act. During 2022, the audit committee held six meetings. The responsibilities of our audit committee include, among other things:
•
selecting and hiring the independent registered public accounting firm to audit our financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
approving audit and non-audit services and fees;

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•
reviewing financial statements and discussing with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

•
reviewing and discussing with management and the independent registered public accounting firm our policies with respect to earnings press releases and financial information and earnings guidance provided to the public;

•
preparing the audit committee report for inclusion in our annual proxy statement;

•
reviewing reports and communications from the independent registered public accounting firm;

•
reviewing our compliance with applicable laws and regulations, the adequacy and effectiveness of our legal, regulatory and ethical compliance policies and any material legal or regulatory matters relating to our financial statements, accounting policies or compliance procedures;

•
reviewing the adequacy and effectiveness of our internal controls and disclosure controls and procedures;

•
reviewing our major financial risk exposures and the steps we have taken to monitor and control those exposures, including our guidelines and policies with respect to risk assessment and management, as well as reviewing the risks and mitigation steps taken by management related to cybersecurity, data privacy, regulatory compliance, business continuity, disaster recovery and ESG (environmental, social & governance) measures and disclosures;

•
reviewing related-party transactions;

•
administering our whistleblower policy setting forth procedures for the receipt, retention and treatment of accounting-related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters; and

•
reviewing and assessing annually the audit committee charter and the committee’s performance.

Our audit committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq’s listing standards.
Compensation and Workforce Committee
We refer to our compensation and workforce committee as the compensation committee. As of the date of this proxy statement, our compensation committee is comprised of Messrs. Claus and Mendel and Ms. Iosotaluno. Mr. Claus serves as the chairperson of the compensation committee. Mr. Nichols served as the chairperson of the compensation committee until his departure in October 2022. The composition of our compensation committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. Each member of the compensation committee is also a non-employee director, as defined by Rule 16b-3 under the Exchange Act. The purpose of our compensation committee is to oversee our compensation policies, plans and benefit programs, significant matters related to our workforce and to discharge the responsibilities of our Board relating to the compensation of our executive officers. During 2022, the compensation committee held six meetings. The responsibilities of our compensation committee include, among other things:
•
overseeing our overall compensation philosophy and compensation policies, plans and benefit programs;

•
reviewing and approving our executive officers’ annual base salary, annual and quarterly incentive bonus (including the specific goals and amounts), equity compensation, employment agreements, severance agreements, change in control arrangements and other benefits, compensation or related arrangements;

•
reviewing, discussing with management and recommending to the Board our compensation-related disclosures required by the rules and regulations of the SEC, preparing the compensation committee report and overseeing our submissions to stockholders on executive compensation matters;

•
reviewing, approving and administering our compensation plans and programs, including our equity compensation plans, our director compensation program, our stock ownership guidelines and clawback policy and our 401(k) plan;

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•
overseeing our programs and strategies related to talent development and retention, succession planning and our geographical footprint;

•
overseeing management’s risk assessment and risk management with respect to management succession planning, and talent acquisition and retention; and

•
reviewing and assessing annually the compensation committee charter and the committee’s performance.

Our compensation committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq’s listing standards.
Executive Committee
Our executive committee is comprised of the chairperson of the Board and the chairpersons of each of the committees of the Board. As of the date of this proxy statement, Mr. Claus serves as the chairperson of the executive committee. The executive committee did not hold any meetings during 2022. The purpose of the executive committee is to assist with coordinating the Board’s activities and to be in a position to act expeditiously with the full authority of the Board in the intervals between meetings of the Board, but the executive committee may not:
•
adopt, amend or repeal, or recommend that our stockholders adopt, amend or repeal, any portion of our Charter or Bylaws;

•
approve or adopt, or recommend to our stockholders, any action expressly required by law to be submitted to the stockholders for approval;

•
authorize our execution or delivery of definitive documentation, or make a recommendation to our stockholders on behalf of the Board, with respect to certain material M&A transactions; or

•
take any action that applicable law, the Charter, the Bylaws or a resolution of the Board reserves to the Board alone.

The executive committee operates under a written charter.
Nominating and Corporate Governance Committee
We refer to our nominating and corporate governance committee as our nominating committee. As of the date of this proxy statement, the committee is comprised of Messrs. Mendel and Harrington and Ms. Lantz. Mr. Harrington joined the nominating committee when he joined the Board in October 2022 and Mr. Nichols served on the nominating committee until his departure in October 2022. Mr. Mendel serves as the chairperson of the nominating committee. The composition of our nominating committee meets the requirements for independence under current Nasdaq listing standards and SEC rules and regulations. During 2022, the nominating committee held three meetings. The responsibilities of our nominating committee include, among other things:
•
determining the qualifications, qualities, skills and other expertise required to be a director and recommending appropriate criteria to the Board for its approval;

•
identifying, evaluating and making recommendations to our Board regarding nominees for election to our Board and its committees and reviewing and considering any nominations of director candidates validly made by stockholders;

•
evaluating and making recommendations to our Board regarding the composition, structure, organization and governance of our Board and its committees;

•
developing, adopting, periodically reviewing and overseeing our corporate governance policies, procedures and guidelines, and reviewing, considering and recommending to the Board potential changes to our Charter or Bylaws;

•
reviewing any proposals properly submitted by stockholders for action at our annual meeting of stockholders and making recommendations to the Board regarding action to be taken in response to each such proposal;

•
reviewing and monitoring compliance with our Code of Business Conduct and Ethics and investigating alleged breaches or violations thereof;

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•
evaluating the performance and independence of individual directors and nominees; and

•
reviewing and assessing annually the nominating committee charter and the committee’s performance.

Our nominating committee believes that candidates for director should have certain minimum qualifications, including the highest professional and personal ethics and values, consistent with our Code of Business Conduct and Ethics, which is posted in the corporate governance section of our investor relations website at https://www.ir.truecar.com/documents-and-charters. Candidates should have broad experience and demonstrated excellence in their fields. In addition, candidates for director should have:
•
relevant expertise upon which to draw in offering advice and guidance to management and be committed to enhancing stockholder value;

•
sufficient time to devote to the affairs of the Company and to carry out their duties; and

•
the ability to exercise sound business judgment and provide insight and practical wisdom based on experience.

Each director must represent the interests of all stockholders. Their service on the boards of directors of other public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. The nominating committee retains the right to modify these qualifications from time to time.
The nominating committee reviews candidates for director in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the nominating committee considers the appropriate skills, experience and characteristics for members of the Board, including the appropriate role of diversity and such other factors as it deems appropriate given our current needs and those of our Board, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors, the nominating committee reviews a director’s overall service during his or her term, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair his or her independence. Our Board believes that limiting the tenure of non-employee directors is important in ensuring that such directors maintain their independent status and the nominating committee refrains from recommending non-employees as director nominees if any such person will have completed four full, three-year terms as a director by the time the stockholder meeting to which such recommendation relates occurs. The nominating committee also makes recommendations to the Board with respect to whether the Board should determine that a nominee is independent under Nasdaq’s listing standards.
The nominating committee uses a variety of methods for identifying and evaluating nominees for director. The committee periodically assesses the appropriate size of our Board and whether any vacancies on our Board are expected due to retirement or otherwise. Candidates may come to the attention of the nominating committee through current members of our Board, professional search firms, stockholders or other persons. The nominating committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The nominating committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. The nominating committee evaluates these candidates at its meetings, which may take place at any point during the year.
The nominating committee will consider candidates for our Board who meet the minimum qualifications as described above if properly recommended by stockholders holding at least one percent of the fully-diluted capitalization of the Company continuously for at least 12 months before the proposal. Proper recommendations will include the nominee’s name, contact information, biography and qualifications as well as a consent signed by the nominee and a statement from the recommending stockholder in support of the nominee and should be directed to our Corporate Secretary at our principal executive offices.
Our nominating committee operates under a written charter that satisfies the applicable rules of the SEC and Nasdaq’s listing standards.
Disclosure Committee
Our disclosure committee is comprised of Mr. Darrow, our President and Chief Executive Officer; Mr. Reigersman, our Chief Operating Officer; Ms. Luong; our Chief Financial Officer, Mr. Swart; our General Counsel and Secretary,

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and other members of our management team. Ms. Luong and Mr. Swart serve as co-chairs of our disclosure committee. Messrs. Reigersman and Swart co-chaired our disclosure committee during 2022, and Ms. Luong became a co-chair, and Mr. Reigersman relinquished his position as co-chair (while remaining a member of the committee), upon Ms. Luong’s appointment as our Chief Financial Officer in February 2023. During 2022, the disclosure committee held four meetings, one before the filing of each quarterly and annual report filed in 2022. The responsibilities of our disclosure committee include, among other things:
•
assisting our Chief Executive Officer and Chief Financial Officer in fulfilling their responsibility to oversee the accuracy, completeness and timeliness of public disclosure made by the Company;

•
designing, adopting, implementing and monitoring appropriate procedures and policies to ensure accurate and timely collection of information for inclusion in our SEC filings; press releases containing financial information, earnings guidance, information about material acquisitions or dispositions or other material information; broadly disseminated correspondence; presentations of financial information or earnings guidance and other presentations to stockholders or the investment community; and disclosures relating to our results of operations and financial position or our securities posted to our website or through social media channels, which we collectively refer to as our Disclosure Statements;

•
establishing and reviewing timelines relating to the preparation and filing of our Disclosure Statements;

•
establishing policies and procedures to ensure relevant personnel timely report information potentially requiring disclosure;

•
participating in discussions and making recommendations to our Chief Executive Officer and Chief Financial Officer regarding decisions relating to the materiality of information and the determination of disclosure obligations with respect to Disclosure Statements;

•
establishing responsibility and lines of communication throughout our operations and business units for collecting relevant information on a timely basis, including making periodic inquiries with relevant personnel possessing information potentially requiring disclosure;

•
reviewing drafts of our Disclosure Statements, and discussing disclosure matters and our filings to ensure completeness and accuracy of content;

•
coordinating, as necessary, the review of our Disclosure Statements with our Chief Executive Officer, Chief Financial Officer, independent accountants, internal auditors, outside legal counsel and the audit committee; and

•
periodically reporting to the Chief Financial Officer and to the chairperson of the audit committee on disclosure issues and the committee’s findings regarding the effectiveness of its procedures and policies, including any weaknesses identified therein or in our disclosure controls and procedures generally.

Our disclosure committee operates under a written charter.
Compensation Committee Interlocks and Insider Participation
No member of our compensation committee has ever been an executive officer or employee of ours. Messrs. Claus and Mendel served on our compensation committee throughout 2022 and Ms. Iosotaluno has served on our compensation committee since December 2022. Mr. Nichols served on the compensation committee until his departure in October 2022. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Board or compensation committee.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that is applicable to all of our employees, officers and directors, including our President and Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The Code of Business Conduct and Ethics is available on our website at https://ir.truecar.com/documents-and-charters. We intend to disclose on our website any amendments to the code, or any waivers of its requirements.

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Board Leadership Structure
Our Board currently believes that we are best served by separating the roles of a chairperson of the Board and Chief Executive Officer. Mr. Darrow, our President and Chief Executive Officer, is the director with the most in-depth understanding of and experience in our industry. Consequently, Mr. Darrow is most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Mr. Claus serves as the chairperson of the Board. In 2022, the Board created the position of vice chairperson of the Board to support the chairperson. Mr. Mendel serves and the Vice Chairperson of the Board. Independent directors and management have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from both within and outside the automotive industry, while our President and Chief Executive Officer brings company-specific perspective and industry expertise. Our Board believes that separating the roles of chairperson of the Board and Chief Executive Officer is the best leadership structure for us at the current time because it promotes the efficient and effective development and execution of our strategy and facilitates information flow between management and our Board, which are essential to effective governance.
Board’s Role in Risk Oversight
Management, which is responsible for day-to-day risk management, continually monitors the material enterprise risks we face, including strategic risks, operational risks, financial risks, credit risks, liquidity risks and legal and compliance risks.
The Board is responsible for overseeing our identification and management of, as well as planning for, those risks. The Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus (see descriptions of our Board committees’ areas of responsibilities above) to identify, assess and mitigate risks facing the Company. The Board and its committees exercise their risk oversight function by receiving and evaluating reports from management and by making inquiries of management, as appropriate. In addition, the Board and its committees receive reports from our auditors and other consultants, and meet in executive sessions with these outside consultants. Each of our committees provides reports to the full Board, which enhances the Board’s oversight of risk.
Information on Compensation Risk Assessment
Management periodically reviews our incentive compensation programs at all levels within the organization. Employee cash bonuses are based on company-wide and individual performance, and management (with respect to our non-executive employees) and our compensation committee (with respect to our executive officers) have discretion to adjust bonus payouts. Equity awards for new hires are based on the employee’s position, prior experience, qualifications and the market for particular types of talent; and any additional grants are based on employee performance and retention objectives. Equity awards generally have long-term vesting requirements to ensure that recipients’ focus is on our long-term success. The compensation committee reviewed our incentive compensation structure during 2022. Based on this review, the compensation committee does not believe that our compensation policies and practices, taken as a whole, create risks that are reasonably likely to have a material adverse impact on us.
Diversity, Equity & Inclusion
In 2022, TrueCar introduced its first diversity, equity and inclusion (“DEI”) statement, helping to articulate our commitment to DEI and the road forward. This statement was developed through the reflection and work done by our DEI Strategy team, which included our Chief Executive Officer, Chief People Officer, Chief Consumer Officer, Head of Product and Head of DEI. At TrueCar, our employees are known as the TrueCar Crew, inspired by racing pit crews and how they work together. Each person has a different and crucial role to play in the success of our organization, and every crew member matters.
“Here at TrueCar, we know our crew members are our greatest asset. We value the different backgrounds, unique perspectives, individual experiences, and special skills each crew member brings, making us stronger together. We are building a marketplace for everyone, and to be successful, our crew must reflect the communities and consumers

2023 ANNUAL
PROXY STATEMENT
we serve and be empowered to bring our whole, authentic selves to work. That is why TrueCar is committed to creating a workplace that promotes and values diversity, equity, and inclusion — where crew members know they belong and can thrive every day.”
Employee Demographic Data
As of December 31, 2022, approximately 39% of our employees self-identified as women and approximately 40% of our employees self-identified as racially or ethnically diverse, with 19% of our employees self-identifying as Asian, 4.3% as Black or African American, 12% as Hispanic or Latino, 0.5% as Native Hawaiian or Pacific Islander, and 4.3% as two or more races. During 2022, we increased the number of gender diverse employees by 1.8% year-over-year and the number of racially or ethnically diverse employees by 4.2% year-over-year, with representation of Asian employees and Black or African American employees each rising 1.7% year-over-year.

Employee Diversity by Ethnicity

19.0%
4.3%
12.0%
3.2%
0.5%
4.3%
56.7%
Asian
Black or African American
Hispanic or Latino
Declined to Answer
Native Hawaiian or Pacific Islander
Two or More Races
White

In addition to collecting demographic information based on the U.S. Equal Employment Opportunity Commission regulations, we expanded our internal demographic terminology in 2022 to include non-binary gender identities. We will consider additional categories like veteran, disability and caregiver status in the future to help ensure TrueCar is sharing a more complete story about DEI and highlighting the different dimensions of diversity in our employee group.
Progress Made
In 2022, our main DEI goals were to continue (i) building upon our strong foundation for future DEI efforts and (ii) providing opportunities for our employees to connect, build community, and celebrate our diversity.
•
Executive Leadership:   We formed a DEI Business Strategy team of key executive leaders, including our Chief Executive Officer, Chief People Officer, Chief Consumer Officer, Head of Product and Head of DEI, to determine what DEI means at TrueCar and how to advance and integrate DEI across our business and operational model. We broadened our DEI-related discussions to include both internal and external stakeholders, including consumers, employees, stockholders, dealers, partners, and OEMs, to understand what they believe are essential elements for DEI. Finally, to further define what DEI means at TrueCar, we conducted a deep dive into our annual employee engagement survey and discussed real-world events directly impacting our employees. Through these efforts, we crafted TrueCar’s DEI statement and developed a

2023 ANNUAL
PROXY STATEMENT
stronger understanding of our employees’ views about inclusion. We also updated our holiday schedule for 2023 to include Juneteenth, Indigenous People’s Day/Columbus Day and Veteran’s Day. We recognize that not everyone celebrates the same holidays, so we also expanded our floating holiday program to provide an additional day to support employees taking a holiday off that is personally meaningful to them and their families. In 2023, we plan to partner with our Executive team to help communicate the “why” behind DEI for TrueCar and how DEI intersects directly with the work of each functional area. In addition, we will redesign our current DEI Council and work with our Executive Leadership to nominate and identify candidates from across the organization to ensure we have representation from all functional areas to support our DEI efforts moving forward.
•
People Programs:   In 2022, we continued to enhance our people processes and programs, with a particular focus on promoting inclusion and belonging when conducting our annual review of our benefits plans and employee handbook. We offered an online curriculum of short courses for all employees called “DEI at TrueCar,” focused on various DEI topics, including inclusive leadership and allyship. We also facilitated TrueCar’s first unconscious bias training for all people managers across the organization. In 2023, we plan to evaluate our current recruitment strategy to cultivate a more diverse candidate pipeline and expand our internal DEI reporting metrics to understand and track our progress.

•
Connection, Community and Celebration:   We launched our first two Employee Resource Groups, or ERGs, the People of Color ERG and the Women ERG. These ERGs create community and provide space for learning and allyship. We continued our History, Heritage & Awareness Month programming by celebrating our employees and creating internal and external experiences and learning opportunities for Black History Month, Women’s History Month, Asian American & Pacific Islander Heritage Month, Jewish American Heritage Month, Pride Month, Hispanic/Latinx Heritage Month and Breast Cancer Awareness Month.

•
Communications:   We delivered internal quarterly DEI updates to our employees to ensure we had consistent information and updates about our progress. We created a Communication Response Team tasked with communicating with our employees when it matters most during times of crisis, social injustices, and other events that directly impact our employees. In 2023, we plan to share information, resources and regular internal updates about our DEI progress with employees by launching a TrueCar intranet. We intend to provide our TrueCar blog in Spanish with the goal of making the car buying process more accessible with in-language research tools, market updates, and relevant guidance to help shoppers reach the right car-buying decision based on their lifestyle and transportation needs.

•
Learning and Development:   In 2023, we plan to provide Unconscious Bias training for all employees across the organization in 2023. All employees need to be aware and understand how to mitigate bias as one step in our DEI efforts. We plan to continue our History, Heritage & Awareness Month programming in collaboration with our ERGs to build communities of learning, providing access to training, resources, and events that promote belonging, engagement and appreciation.

2022 Non-Employee Director Compensation
The following table presents compensation information for our non-employee directors, or our Outside Directors during the year ended December 31, 2022. Directors who are also our employees receive no additional compensation for service as a director. Compensation paid to Mr. Darrow is discussed in “Executive Compensation.”
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Robert E. Buce	65,000	149,998	214,998
Barbara A. Carbone	75,000	149,998	224,998
Christopher W. Claus	88,850	149,998	238,848
Faye M. Iosotaluno	65,625	149,998	215,623
Erin N. Lantz	70,000	149,998	219,998
Wesley A. Nichols(3)	61,688	149,998	211,686
John W. Mendel	72,500	149,998	222,498
Brendan L. Harrington(4)	10,800	299,998	310,798

2023 ANNUAL
PROXY STATEMENT
(1)
Consists of the annual retainer fee for service as a member of the Board of Directors or any Board committee. For further information concerning such fees, see the section below entitled “Outside Director Compensation Policy — Cash Compensation.”

(2)
The amount represents the aggregate grant-date fair value of the restricted stock units, or RSUs, as calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. The assumptions used in calculating the grant-date fair value of the RSUs are set forth in Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(3)
Mr. Nichols resigned from the Board on October 27, 2022. As a result, Mr. Nichols’ 2022 annual RSU grant was forfeited.

(4)
Mr. Harrington joined the Board on October 27, 2022.

The following table presents the aggregate number of stock awards and the aggregate number of option awards outstanding for each non-employee director as of December 31, 2022:
Name	Outstanding Stock Awards at December 31, 2022(1)	Outstanding Options at December 31, 2022(2)
Robert E. Buce	45,454	102,532
Barbara A. Carbone	65,799	—
Christopher W. Claus	45,454	97,976
Faye M. Iosotaluno	92,847	—
Erin N. Lantz	45,454	62,885
Wesley A. Nichols(3)	—	62,885
John W. Mendel	45,454	37,601
Brendan L. Harrington(4)	201,341	—

(1)
Represents unvested RSUs held by a director that were received pursuant to any grant made in connection with his or her service as a director.

(2)
Represents exercisable and unexercisable options held by a director that were received pursuant to any grant made in connection with his or her service as a director.

(3)
Mr. Nichols resigned from the Board on October 27, 2022.

(4)
Mr. Harrington joined the Board on October 27, 2022.

Outside Director Compensation Policy
Our Board adopted a policy in 2014, which was last amended by the Board in March 2020, for the compensation of non-employee directors, or Outside Directors, which we refer to as our Outside Director Compensation Policy. Under the Outside Director Compensation Policy, our Outside Directors receive compensation in the form of equity under the terms of our 2014 Equity Incentive Plan, which we refer to as the 2014 Plan, as described below, and Outside Directors who are not affiliated with a venture capital investor in the Company, or Non-Affiliated Directors, also receive cash compensation for their service.
Our compensation committee regularly reviews and evaluates the Outside Director Compensation Policy in consultation with Semler Brossy Consulting Group, LLC, or Semler Brossy, an independent compensation consulting firm it has retained as described elsewhere in this proxy statement. Semler Brossy provides the compensation committee with competitive data and analysis regarding non-employee director compensation that the compensation committee considers in reviewing our Outside Director Compensation Policy. The compensation committee endeavors to update the Outside Director Compensation Policy so that it provides reasonable compensation to our Outside Directors that is appropriately aligned with our peers and is commensurate with the services and contributions of our Outside Directors.

2023 ANNUAL
PROXY STATEMENT
Initial Award.   Under the Outside Director Compensation Policy, each person who first becomes an Outside Director is granted an award of RSUs with a grant date fair value of $300,000, which we refer to as an Initial Award. Each Initial Award is automatically granted on the date the recipient first becomes an Outside Director. If a director’s status changes from an employee director to an Outside Director, he or she will not receive an Initial Award.
Except as set forth below, an Initial Award vests in three approximately equal annual installments over three years from the 15th day of the month during which the individual commenced service as an Outside Director, subject to continued service as a director through the applicable vesting dates.
Any RSUs under an Initial Award that are scheduled to vest on or after the date of the third annual meeting following the annual meeting at which the Initial Award is granted, in the case of an Initial Award granted at an annual meeting, or the date of the fourth annual meeting following the grant of the Initial Award, in the case of other Initial Awards, will instead vest on the day before that date.
Mr. Harrington became an Outside Director on October 27, 2022, and he was automatically granted an Initial Award under the Outside Director Compensation Policy.
Annual Award.   On the date of each annual meeting, each Outside Director who has served on our Board for at least the preceding six months will be automatically granted an award of RSUs with a grant date fair value of $150,000, which we refer to as an Annual Award. Except as set forth below, the RSUs under an Annual Award will vest on the last day of the month that includes the 12-month anniversary of the date of grant of the Annual Award, subject to continued service as a director through the vesting date.
Any RSUs under an Annual Award that are scheduled to vest on or after the date of the following year’s annual meeting will instead vest on the day before the following year’s annual meeting.
Under the terms of the 2014 Plan, if the service of an Outside Director is terminated on or after a change in control, other than by a voluntary resignation, his or her RSUs will vest fully. Awards granted under our Outside Director Compensation Policy are granted under, and subject to the other terms and conditions of, our 2014 Plan. Our 2014 Plan provides that no Outside Director may be granted, in any fiscal year, stock-settled equity awards with a grant date fair value (determined in accordance with GAAP) of more than $750,000, with this limit increased to $1,500,000 in connection with grants awarded upon his or her initial appointment or election, or cash-settled awards with a grant date fair value of more than $750,000, increased to $1,500,000 in connection with grants awarded upon his or her initial appointment or election.
Cash Compensation.   Each Outside Director receives an annual retainer of $55,000 in cash for serving on our Board, or the Annual Fee. In addition to the Annual Fee, an Outside Director who serves as chairperson of the Board or lead independent director, as applicable, will be entitled to an additional annual retainer of $25,000 in cash.
Outside Directors serving as chairperson and members of the committees of our Board are entitled to the annual cash retainers set forth below.
Board Committee	Chairperson Fee ($)	Member Fee ($)
Audit Committee	20,000	10,000
Compensation and Workforce Committee	15,000	7,500
Executive Committee	—	—
Nominating and Corporate Governance Committee	10,000	5,000
All cash retainers under the Outside Director Compensation Policy will be paid in quarterly installments to each Outside Director that served in the relevant capacity at any point during the immediately preceding fiscal quarter no later than 30 days following the end of such preceding fiscal quarter.

2023 ANNUAL
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding beneficial ownership of our common stock as of March 31, 2023 by:
•
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our named executive officers;

•
each of our directors; and

•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. In computing the number of shares of our common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of our common stock subject to options or RSUs held by that person that are currently exercisable or exercisable within 60 days of March 31, 2023. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We have based percentage ownership of our common stock on 89,061,768 shares of our common stock outstanding as of March 31, 2023. Unless otherwise indicated, the address of each beneficial owner listed on the table below is c/o TrueCar, Inc., 1401 Ocean Ave, Suite 200, Santa Monica, California 90401.

2023 ANNUAL
PROXY STATEMENT
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Outstanding
5% Stockholders:
Caledonia (Private) Investments Pty Limited(1)	18,626,859	20.9%
United Services Automobile Association(2)	8,533,350	9.6%
BlackRock, Inc.(3)	7,123,051	8.0%
Vanguard Group(4)	5,001,329	5.6%
Cannell Capital LLC(5)	5,573,332	6.3%
AutoNation, Inc.(6)	5,370,000	6.0%
Named Executive Officers and Directors:
Michael D. Darrow(7)	1,653,026	1.8%
Jantoon E. Reigersman(8)	289,738	*
Jeffrey J. Swart(9)	1,120,808	1.2%
Teresa T. Luong(10)	178,346	*
Robert E. Buce(11)	499,858	*
Barbara A. Carbone(12)	72,138	*
Christopher W. Claus(13)	356,927	*
Faye M. Iosotaluno(14)	23,697	*
Erin N. Lantz(15)	204,017	*
John W. Mendel(16)	115,675	*
Brendan L. Harrington(17)	10,400	*
All current executive officers and directors as a group (11 persons)(18)	4,524,630	4.9%

*
Represents beneficial ownership of less than 1%.

(1)
Based on the most recently available Schedule 13G/A filed with the SEC on February 14, 2019, Caledonia (Private) Investments Pty Limited (“Caledonia”) held sole voting and dispositive power with respect to all 18,626,859 reported shares. The Schedule 13G/A filed by Caledonia provides information as of December 31, 2018 and, consequently, the beneficial ownership of Caledonia may have changed between December 31, 2018 and March 31, 2023. The address for Caledonia is Level 10, 131 Macquarie Street, Sydney, NSW, 2000, Australia.

(2)
Based on the most recently available Schedule 13G/A filed with the SEC on February 13, 2018, supplemented by Company records, the United Services Automobile Association (“USAA”) beneficially owned 8,533,350 shares held of record by USAA. The Schedule 13G/A filed by USAA provides information as of December 31, 2017 and, consequently, the beneficial ownership of USAA may have changed between December 31, 2017 and March 31, 2023. The address for USAA is 9800 Fredericksburg Road, San Antonio, Texas 78288.

(3)
Based on the most recently available Schedule 13G/A filed with the SEC on February 3, 2023, BlackRock, Inc. (“BlackRock”) held sole voting power of 6,821,274 shares and sole dispositive power of 7,123,051 shares. The Schedule 13G/A filed by BlackRock provides information as of December 31, 2022 and, consequently, the beneficial ownership of BlackRock may have changed between December 31, 2022 and March 31, 2023. The address for BlackRock is 55 East 52nd Street, New York, New York 10055.

(4)
Based on the most recently available Schedule 13G/A filed with the SEC on February 10, 2021, The Vanguard Group, Inc. (“Vanguard”) held shared voting power of 91,979 shares, sole dispositive power of 4,835,765 shares and shared dispositive power of 165,564 shares. The Schedule 13G/A filed by Vanguard provides information as of December 31, 2020 and, consequently, the beneficial ownership

2023 ANNUAL
PROXY STATEMENT
of Vanguard may have changed between December 31, 2020 and March 31, 2023. The address for Vanguard is The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, Pennsylvania 19355.
(5)
Based on the Schedule 13G filed with the SEC on February 14, 2023, Cannell Capital LLC and its managing member, J. Carlo Cannell, (together, “Cannell”) held shared voting power of 5,573,332 shares, and shared dispositive power of 5,573,332 shares. The Schedule 13G filed by Cannell provides information as of December 31, 2022 and, consequently, the beneficial ownership of Cannell may have changed between December 31, 2022 and March 31, 2023. The address for Cannell is 245 Meriwether Circle, Alta, WY 83414.

(6)
Based on the Schedule 13G filed with the SEC on November 14, 2022, AutoNation, Inc. and Auto Holdings, LLC (together, “AutoNation”) held shared voting power of 5,370,000 shares, and shared dispositive power of 5,370,000 shares. The Schedule 13G filed by AutoNation provides information as of November 4, 2022 and, consequently, the beneficial ownership of AutoNation may have changed between November 4, 2022 and March 31, 2023. The address for AutoNation is 200 SW 1st Ave, Fort Lauderdale, Florida 33301.

(7)
Consists of (i) 731,607 shares held of record by Mr. Darrow, (ii) 906,713 shares subject to outstanding options exercisable within 60 days of March 31, 2023, and (iii) 14,706 shares issuable upon the vesting of RSUs within 60 days of March 31, 2023.

(8)
Consists of (i) 124,964 shares held of record by Mr. Reigersman, (ii) 144,691 shares subject to outstanding options exercisable within 60 days of March 31, 2023 and (iii) 20,083 shares issuable upon the vesting of RSUs within 60 days of March 31, 2023.

(9)
Consists of (i) 192,652 shares held of record by Mr. Swart, (ii) 920,350 shares subject to outstanding options exercisable within 60 days of March 31, 2023, and (iii) 7,806 shares issuable upon the vesting of RSUs within 60 days of March 31, 2023.

(10)
Consists of (i) 69,046 shares held of record by Ms. Luong, (ii) 97,773 shares subject to outstanding options exercisable within 60 days of March 31, 2023 and (iii) 11,527 shares issuable upon the vesting of RSUs within 60 days of March 31, 2023.

(11)
Consists of (i) 154,555 shares held of record by Mr. Buce, (ii) 242,771 shares held of record by the Robert E. Buce and Barbara T. Buce Living Trust for which Mr. Buce serves as trustee and (iii) 102,532 shares subject to outstanding options exercisable within 60 days of March 31, 2023.

(12)
Consists of 72,138 shares held of record by Ms. Carbone.

(13)
Consists of (i) 178,951 shares held of record by Mr. Claus, (ii) 80,000 shares held of record by The Christopher W. Claus and Julene K. Otto Revocable Management Trust dated June 6, 2012 for which Mr. Claus serves as trustee and (iii) 97,976 shares subject to outstanding options exercisable within 60 days of March 31, 2023.

(14)
Consists of 23,697 shares held of record by Ms. Iosotaluno.

(15)
Consists of (i) 141,132 shares held of record by Ms. Lantz and (ii) 62,885 shares subject to outstanding options exercisable within 60 days of March 31, 2023.

(16)
Consists of (i) 78,074 shares held of record by Mr. Mendel and (ii) 37,601 shares subject to outstanding options exercisable within 60 days of March 31, 2023.

(17)
Consists of 10,400 shares held of record by Mr. Harrington.

(18)
Consists of (i) 1,777,216 shares held of record by our current executive officers and directors, (ii) 322,771 shares held of record by trusts of which certain of our current directors serve as trustees, (iii) 2,370,521 shares subject to outstanding options exercisable within 60 days of March 31, 2023, and (iv) 54,122 shares issuable upon the vesting of RSUs within 60 days of March 31, 2023.

2023 ANNUAL
PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
Our named executive officers, or NEOs, for 2022 consist of our Chief Executive Officer, or CEO, our principal financial officer during 2022, and our next most highly compensated executive officer (who was our only other executive officer serving as of December 31, 2022).
The NEOs among our currently serving executives are:
•
Michael D. Darrow, our President and CEO and a member of the Board;

•
Jantoon E. Reigersman, our current COO and former CFO/COO(1); and

•
Jeffrey J. Swart, our Executive Vice President, or EVP, General Counsel and Secretary.

(1)
In March 2022, Mr. Reigersman took on the role of Chief Operating Officer, or COO, in addition to his then-current role as our Chief Financial Officer, or CFO (for which he had served since January 2021). Mr. Reigersman served as COO and CFO until February 16, 2023, when Teresa Luong became our CFO.

Executive Summary
Business Overview
We are a leading automotive digital marketplace that enables car buyers to connect to our network of Certified Dealers. We are building the industry’s most personalized and efficient car buying experience as we seek to bring more of the purchasing process online. Our TrueCar+ offering incorporates elements of an “end-to-end” car-buying experience for consumers, which, when complete, we envision will allow them to complete all of the steps of purchasing a vehicle from participating TrueCar Certified Dealers, from researching vehicles, to trading in their current vehicles, to obtaining insurance and financing products, to accepting delivery and signing the necessary legal documents, all without leaving their homes.
Overview of 2022 Corporate Performance
As 2022 came to a close, some of the macro headwinds that had impacted our business started to ease. While there is much more improvement needed before past imbalances are reversed, we believe that our hard work and focus on enhancing our product set during the past year puts us in what we believe to be a strong position to serve our dealers as inventory recovers across our industry and as we reconfigure our business offerings to respond to an evolving and dynamic consumer environment through the introduction of our TrueCar+ offering.
•
New vehicle inventories have increased from historic lows.   After only modest progress during the first half of 2022 across the automotive industry, new vehicle inventories started to rebuild in earnest from August through November 2022, with gains of more than 100,000 units added each month, according to Motor Intelligence. By December 2022, inventories had risen to approximately 1.58 million units, up 54% from approximately one million units in December 2021 and 38% from 1.15 million units in June 2022.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
•
Vehicle affordability remains an issue.   While the growing supply of new vehicles is encouraging, the combination of still-high vehicle prices and rising interest rates means that affordability remains an issue for many consumers. Prices for new vehicles, as measured by the Consumer Price Index continued to rise throughout 2022, but the pace of the increase slowed as the year ended.

•
Franchise dealers are starting to return to our platform; however, we do not expect the same rate of return from independent dealers, who we anticipate may continue to leave our platform.   Franchise dealers left our platform when new vehicle inventories were low. Although they have started to return, with net dealer counts for our core leads-based business increasing during final quarter of 2022, in light of softening demand, price volatility and the inventory dynamics impacting the used side of the market, we anticipate increased churn for independent dealers in the near future.

Amid the macroeconomic disruptions impacting our business in 2022, including inventory shortages and consumer affordability concerns, we experienced a decrease in annual revenue in 2022 relative to 2021 and a net loss of $(118.7) million. We also recorded a full impairment of our goodwill balance during the third quarter of 2022 amid high stock price volatility.
Despite these challenges, we completed the commercial launch of our TrueCar+ offering in Florida in the first quarter of 2022 and expanded that offering into five additional states in the Southeast in the fourth quarter. Also, in mid-2022, we acquired Digital Motors Corporation with the goal of accelerating our product roadmap.
Below is a summary of our key results in 2022. We divested ALG, a wholly-owned subsidiary, in 2020. In line with accounting guidance and our public reporting, all of our financial results discussed in this proxy statement relate to continuing operations only and therefore exclude ALG’s results.
•
Units(1) of 340,940, down from 607,667 in 2021.

•
Total revenue of $161.5 million, down 30.3% from $231.7 million in 2021, and net loss of $(118.7) million compared to a net loss of $(38.4) million in 2021.

•
Adjusted EBITDA(2) of $(29.9) million, representing an Adjusted EBITDA margin(3) of (18.5)%, compared to Adjusted EBITDA of $4.9 million, representing an Adjusted EBITDA margin of 2.1%, in 2021.

(1)
We define units as the number of automobiles purchased from TrueCar Certified Dealers that are matched to users of TrueCar.com, our TrueCar branded mobile applications or the car-buying sites and mobile applications we maintain for our affinity group marketing partners. A unit is counted after we have matched the sale to a TrueCar user with a TrueCar Certified Dealer. We view units as a key indicator of the growth of our business, the effectiveness of our product and the size and geographic coverage of our network of TrueCar Certified Dealers.

(2)
Adjusted EBITDA is not a measure of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other measures derived in accordance with GAAP. Refer to Annex A for a definition of Adjusted EBITDA and a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP measure.

(3)
Adjusted EBITDA margin is a non-GAAP financial measure calculated as Adjusted EBITDA divided by total revenue.

Overview of 2022 Executive Compensation
The compensation committee took several actions in 2022 to help motivate and retain key personnel, encourage long-term value creation for investors, and maintain a strong pay for performance relationship.
We continued to make select limited increases in target total pay opportunities and primarily focused any increases on equity awards to enhance the go-forward alignment with stockholders.
✓
Aside from a slight 6% base salary increase for the CFO/COO to reflect his additional responsibilities upon taking on the combined role, there were no increases to target cash compensation levels (base salary

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
or target bonus) in 2022; further, the target cash opportunities have remained flat over the past several years except for individuals who were promoted.
✓
Equity awards increased 18% on average for Messrs. Darrow and Swart, based on the grant date fair value of such awards, as reported in the Summary Compensation Table. Mr. Reigersman’s grant did not increase in 2022 due to the initial equity grants he received in 2021 in connection with entering into his employment agreement with us.

Our annual incentive program for 2022 and our long-term incentive program for the three-year period ended March 15, 2023 both paid out below target with the annual incentive program paying out at 73% of target and the 2020 performance-based equity units paying out at 70% of target.
✓
Our incentive program for 2022 consisted of financial goals and strategic goals. The portion of our incentive program relating to financial goals was restructured mid-year in response to the rapidly evolving macroeconomic environment and retention concerns during this critical time for the business. The committee measured 2022 financial performance in two discrete six-month periods and set an overall full-year bonus cap at 75% of target to ensure that payouts would be limited as a result of recalibrating second half performance goals. When combining the financial results with our strategic results, the total overall program paid out at 73% of target.

✓
The Performance-based RSUs, or PSUs, granted to our executives in 2020 with a performance period ending on March 15, 2023 vested below target at 70% based on our total stockholder return, or TSR, performance relative to the Russell 2000 Total Return Index, or the Index.

We (a) continue to make pay-for-performance enhancements, with specific adjustments to the PSU program, and (b) adhere to strong compensation practices and principles:
✓
Increased the portion of target annual equity delivered as PSUs to 70% for our CEO and 60% for our other NEOs (compared to 40% in 2021 and 20% in 2020) while adjusting the risk-reward profile by increasing the payout upside and downside for TSR exceeding or falling short of the Index, respectively, and increasing the maximum payout opportunity to 175% of target (from 150% of target).

✓
Modified the peer group to better represent the current scale of our business by actively excluding larger companies and making changes to right-size the group.

✓
Continued to include human capital management, or HCM, metrics in our annual incentive program by measuring diversity and inclusion, which we believe helps us to build a deeper understanding of our consumers, dealers and other partners and drives innovation in our products.

We are committed to responsible executive compensation and governance practices. The following table summarizes what we do and what we don’t do in our executive compensation practices to highlight both the responsible practices we have implemented and the practices we have avoided to best serve our stockholders’ long-term interests:
WHAT WE DO
Pay-for-performance (approximately 87% of CEO target pay is tied to performance through equity and cash incentives, including base salary, bonus and equity grants)
Include multi-year performance-vesting equity awards
Maintain robust stock ownership guidelines and a clawback policy for performance-based compensation
Retain an independent compensation consultant who reports directly to the compensation committee
Solicit advisory votes on our executive compensation program annually and engage in stockholder outreach
Include diversity and inclusion measures in the annual incentive program

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WHAT WE DON’T DO
No automatic “single trigger” cash or vesting acceleration upon a change in control
No option repricings or exchanges without stockholder approval
No hedging or pledging by executive officers or directors
No tax gross ups on severance or change in control benefits
No excessive executive perquisites
Stockholder Engagement and Response to Say-on-Pay Votes
We regularly reach out to our larger stockholders and meet with such stockholders if they express an interest in speaking with us. We have made numerous changes over the years to our compensation program in response to stockholder feedback on the design of our compensation program, including as it relates to the design of our cash incentive and equity award programs, the composition of our peer group, the scope and content of our disclosures and the adoption of new policies.
In 2022, approximately 96% of the total votes cast supported our say-on-pay proposal, which is consistent with the high level of support received in 2021. We value the views of our stockholders and have continued our stockholder outreach. As a result of the stockholder support for our 2022 say-on-pay proposal and continued stockholder outreach, our compensation committee has increasingly focused on utilizing compensation packages that reward the company’s performance.
Our compensation committee will monitor and continue to evaluate our executive compensation program going forward in light of our stockholders’ views and our transforming business needs. Our compensation committee expects to continue to consider the outcome of our say-on-pay votes and our stockholders’ views when making future compensation decisions for our executive officers.
Compensation Philosophy and Design Strategies
The compensation committee works to design a compensation program for our NEOs to facilitate the attraction and retention of key executive talent in a highly competitive technology job market, align employees’ interests with those of stockholders and motivate the creation of sustainable growth in enterprise value. We recognize that our employees are our greatest asset and drive our operational results and the creation of sustainable growth. As such, we strive to provide NEO total pay packages that:
✓
incentivize and reward performance that creates and supports stockholder value by:

➢
setting a large portion of pay as “at risk” pay that depends on individual and Company performance; and

➢
providing long-term equity incentives through a mix of equity instruments, including performance-vesting instruments, both to incentivize the creation of stockholder value and to provide strong retention incentives;

✓
are competitive with companies of comparable size and scope, and balance the need to provide competitive and stable compensation through an appropriate combination of base salary and short- and long-term incentives that drive stockholder value;

✓
take into consideration an individual’s work experience and importance to the organization; and

✓
are internally equitable for NEOs in positions of comparable responsibility to foster a team approach to driving success.

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In designing our NEO compensation packages, the compensation committee reviews competitive market data, without targeting any specific market percentile, and also takes into consideration our corporate performance, stockholder feedback and the other factors described above, as well as retention concerns with respect to key talent, the motivational impact of pay levels and mix in driving toward Company goals and the creation of stockholder value, the input of our CEO (as to NEOs other than himself) and the overall cost of the compensation package.
Establishing Compensation Levels
Role of the Compensation Committee
The compensation committee oversees our executive compensation and other compensation and benefit programs, serves as the administrator of our equity compensation plans and reviews, formulates and determines the design and amount of compensation for our executive officers, including the NEOs. Compensation decisions for our CEO are made by the compensation committee in executive session without our CEO present.
At the beginning of each year, the compensation committee reviews our executive compensation program, including incentive compensation plans and arrangements, assesses the quality, appropriateness and effectiveness of the program for its intended purposes and makes modifications to existing plans and arrangements or adopts new plans or arrangements as it deems necessary. The compensation committee also annually reviews our executive compensation strategy to ensure it is appropriately aligned with our business strategy and achieving our desired objectives. Further, the compensation committee reviews market trends and changes in competitive compensation practices, as further described below. Based on its review and assessment, the compensation committee, from time to time, makes changes in our executive compensation program and also recommends changes to the remuneration of members of our Board.
Role of Management
Our CEO works closely with the compensation committee in determining the compensation of our NEOs and makes recommendations to the compensation committee as described below.
At the beginning of each year, our CEO reviews the performance of our other NEOs for the previous year and then shares these evaluations with, and makes recommendations to, the compensation committee for each element of compensation. These recommendations focus on the base salary, performance-based cash incentives and long-term incentive compensation for each of our NEOs, other than himself, based on our financial results, the individual’s contribution to these results and his or her individual performance. The compensation committee then reviews these recommendations and considers the other factors described in this proxy statement and makes decisions as to the target total direct compensation of each NEO, as well as the mixture of elements that will comprise each NEO’s compensation.
While the compensation committee considers our CEO’s recommendations, it only uses these recommendations as one of several factors in making its decisions on the compensation of our NEOs. In all cases, the final decisions on NEO compensation matters are made by the compensation committee. Moreover, no NEO participates in the determination of the amounts or elements of his or her own compensation.
At the request of the compensation committee, our CEO typically attends a portion of each compensation committee meeting in which executive compensation is discussed, including meetings at which the compensation committee’s compensation consultant is present.
Role of the Compensation Consultant
Under its charter, the compensation committee has the authority to retain the services of one or more executive compensation advisers, including compensation consultants, legal counsel, accounting and other advisers, to assist in the creation of our compensation plans and arrangements and related policies and practices, as it determines necessary in its sole discretion. The compensation committee makes all determinations regarding the engagement, fees and services of these external advisers, and any external adviser reports directly to the compensation committee.
The compensation committee continued to engage Semler Brossy in 2022 to assess the competitiveness of executive compensation programs and practices to assist the compensation committee in making 2022 executive

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compensation decisions. During 2022, Semler Brossy also assisted the compensation committee in the design of the 2022 annual incentive and long-term incentive programs for executive officers. The compensation committee assessed the independence of Semler Brossy, most recently in February 2023, and concluded that it was independent of management and that its work had not raised any conflict of interest.
Use of Competitive Market Data
As part of its deliberations, the compensation committee considers competitive market data and related analyses on executive compensation levels and practices that are provided by Semler Brossy. Our compensation committee reviews and considers this market data, but did not engage in any benchmarking or targeting of any specific levels of pay for 2022 compensation actions.
In late 2021, Semler Brossy worked with the compensation committee to develop a comparator group of “peer” companies for a competitive assessment of the pay programs for 2022. The companies included in the peer group were selected based on a set of financial and industry/business parameters to best reflect a group of companies most similar to us.
We used initial quantitative screens primarily as guides to inform our decision-making process in reviewing current or potential peers. The screening process for 2022 used similar parameters as 2021, focusing specifically on companies within defined ranges for revenue and market capitalization, the technology industry and additional qualitative parameters.
Specifically, the criteria the compensation committee used to assess our 2022 peer group are summarized below.
✓
Size and Scale:   Using our 2021 peer group as a starting point, we initially identified a group of companies with (i) a range of annual revenues with a lower quartile of approximately $230 million and an upper quartile of approximately $410 million, roughly 0.9x to 1.6x our annualized revenues of approximately $250 million at the time of the analysis and (ii) a range of market capitalizations with a lower quartile of approximately $590 million and an upper quartile of 2.4 billion, roughly 1.6x to 6.4x our market capitalization of approximately $375 million at the time of the analysis.

✓
Industry and Business:   We identified innovative companies that focus on the automotive industry (excluding direct retailers), are heavily involved in providing technology-enabled marketing services, operate an online or digital marketplace enhancing consumer experiences or maintain significant partnerships with merchants and affiliations.

✓
Other Qualitative Factors:   We identified companies that are located in major metropolitan areas, had recent initial public offerings in the last three to five years or were strong talent competitors.

Following this assessment, the compensation committee made significant updates to our peer group for 2022, including (i) removing three companies from our 2021 peer group whose revenue had grown to be much larger than ours in the time since they were selected for our 2021 peer group (Redfin had $1.5 billion in revenue and $4.8 billion in market cap, Shutterstock had $749 million in revenue and $4.5 billion in market cap and, eHealth had $588 million in revenue and $725 million market cap), (ii) removing another company that had been acquired and therefore was no longer public (Leaf Group) and (iii) adding five companies to our peer group (PFSweb, Synchronoss Technologies, Zix, OneSpan, ChannelAdvisor and DHI Group) that each had under $300 million in revenues, less than $1 billion in market capitalization and also met the additional industry and qualitative criteria above at the time of its assessment. The compensation committee made these changes in October 2021 to reduce the median revenue of our peer group to $276 million as of roughly the end of the fourth quarter of 2021.

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These changes moved the median size of the peer group closer to TrueCar compared to the peer group used in the prior year given the changes that had occurred within the 2021 group in the year following the selection of that group; as noted above, our annualized revenues at the time of approximately $250 million and our market capitalization at the time of approximately $375 million. The resulting peer group for 2022 consisted of the following 19 companies:
Cardlytics	PFSweb
CarGurus	PROS Holdings
Cars.com	QuinStreet
ChannelAdvisor	Quotient Technology
DHI Group	The RealReal
Eventbrite	Synchronoss Technologies
EverQuote	TechTarget
Liquidity Services	Zix
Magnite	Zuora
OneSpan
The compensation committee also periodically reviews market data from the Radford Technology survey for companies that met the same size and scale parameters described above for our peer group, were in Radford’s “Software Products/Services” and “Internet/E-Commerce/Online Community” industries, had similar market valuation multiples (e.g., market cap-to-revenue multiples within one-third to three times ours) and excluded companies with materially different business models (e.g., semi-conductors, IT services, communications equipment, telecommunication services). The compensation committee used the survey data to complement the available information regarding the peer companies as described above. Our compensation committee primarily used data from our peer group and used the data from the Radford survey only when there was a lack of sufficient comparative data available from our peer group. The data from our peer group and the data from the Radford Technology survey are collectively referred to in this proxy statement as market data.
In late 2022, the compensation committee again reviewed our peer group for purposes of assisting with pay decisions for 2023, taking into consideration our growth trajectory. After that review, the compensation committee removed four larger peers by revenue or market value (CarGurus, QuinStreet, the RealReal and Magnite), removed one acquired peer (Zix) and added four smaller peers (ON24, Mitek Systems, 1stdibs.com and eGain). The resulting changes positioned us within a smaller range on company revenues for the new peer group going forward.
Compensation Elements and 2022 Pay Decisions
Our 2022 NEO compensation program was comprised primarily of a base salary, an annual cash incentive opportunity and long-term equity incentives. This program emphasized “at-risk” pay (both cash incentives and equity incentives) while providing competitive packages to retain and motivate our key talent.
Base Salary
A base salary is a critical part of our NEO compensation program and establishes financial security for each NEO. We provide base salaries that are market-calibrated, equitable and a relatively small portion of our total compensation opportunities.
Generally, we establish base salaries after taking into account (i) an NEO’s position, qualifications and experience, (ii) market practice and (iii) the base salaries of our other executives. Internal base salary parity is an important consideration for our executives, as it creates a team-first culture. This philosophy promotes a team approach in problem solving and encourages a collective focus on driving stockholder value in ways that will be rewarded through “at risk” pay. Therefore, we strive for internal parity among our executives, but differentiate base salaries for our CEO, CFO and COO from our other executives to recognize the greater responsibilities associated with those roles. The compensation committee reviews the base salaries of our NEOs from time to time, as well as at the time of a promotion or other significant change in responsibility, and makes adjustments to base salaries as determined necessary or appropriate.
In mid-March 2022, the compensation committee reviewed the base salaries of our then-serving NEOs, taking into account the considerations described above and market data. As a result, the compensation committee did not

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increase the base salaries of Mr. Darrow or Mr. Swart at that time, determining that the 2021 base salaries continued to be market competitive and appropriately reflected our NEOs’ past and expected future contribution levels. The compensation committee increased Mr. Reigersman’s base salary by approximately 6%, which was the amount the compensation committee determined appropriate to reflect Mr. Reigersman’s increased responsibilities as he took on the role of COO in addition to CFO.
The table below illustrates the 2022 annual base salary rates of our NEOs compared to those in place as of year-end 2021. Annual 2022 base salary rates were effective for all of 2022 for Mr. Darrow and Mr. Swart and starting April 1, 2022 for Mr. Reigersman, following his appointment as COO, in addition to his role as CFO, in March 2022. (See the “2022 Summary Compensation Table” for the actual salary paid to each NEO in 2022.)
Executive	2021 Base Salary	2022 Base Salary	% Change
Michael D. Darrow	$590,000	$590,000	— %
Jantoon E. Reigersman(1)	$425,000	$450,000	5.9%
Jeffrey J. Swart	$400,000	$400,000	—%

(1)
Mr. Reigersman became COO in addition to CFO in March 2022.

Annual Cash Incentive Opportunity
The objective of our annual cash incentive program is to reward executives for achievement against pre-determined annual financial and operational objectives, which are typically established at the beginning of the year. The compensation committee uses a formula-based, annual incentive program for the senior executive team. Each of our NEOs were eligible to participate in this program for 2022.
At the beginning of each year, the compensation committee reviews the annual target incentive opportunity for each NEO, including the CEO. For 2022, the compensation committee did not make any changes to existing targets.
Executive	2021 Target Incentive as % of Base Salary	2022 Target Incentive as % of Base Salary	% Change
Michael D. Darrow	100%	100%	—%
Jantoon E. Reigersman	50%	50%	—%
Jeffrey J. Swart	50%	50%	—%
In the first quarter of 2022, the compensation committee selected performance metrics for our executive annual cash incentive tied to financial performance and to the achievement of strategic goals. The compensation committee weighted the financial performance component at 50% and the strategic performance component at 50%.
The two financial objectives for the organization were based on (i) an annual Revenue target of $203.5 million and (ii) an annual Adjusted EBITDA (exclusive of executive bonus expense) target of ($43.5) million. The payout for achievement with respect to these two metrics is determined by reference to a matrix (reproduced below) to ensure a reasonable trade-off between growth and profitability, providing the opportunity to earn between 0% and 150% of the target incentive opportunity.
The strategic component of the incentive program would only be eligible to be earned if a payout was achieved under the financial component, and it was based on the achievement of four goals relating to the rollout and expansion of TrueCar+ and improvements in the results of our internal diversity assessment, as more specifically set forth in the table below.

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Strategic Goal	Weight	Criteria	Payout
TrueCar+ Dealer Onboarding	12.5%	Onboard 200 dealers to TrueCar+ by the end of 2022.	0
TrueCar+ Geographic Rollout	12.5%	Rollout TrueCar+ in four additional states by the end of 2022.	18.75%(1)
TrueCar+ Inventory	10%	50,000 used vehicles made available on TrueCar+ by the end of 2022.	0
TrueCar+ Transactions	10%	6,530 TrueCar+ transactions completed in 2022.	0
Diversity Assessment	5%	Improvement in annual internal diversity assessment.(2)	5%

(1)
TrueCar+ was rolled out in five additional states by the end of 2022, resulting in this strategic goal achieving a maximum 150% payout.

(2)
Our annual internal diversity assessment survey was introduced in 2021 and measures the sentiments our employee population holds with respect to a variety of factors related to our leadership’s commitment to diversity and inclusion. Employees are asked to indicate their agreement with a variety of statements related to diversity and inclusion. As scores have increased since the introduction of this survey, incremental improvement has become more difficult to achieve and therefore target goal improvement has gradually decreased over time.

In mid-year 2022, the compensation committee reviewed management projections of our financial results for the second half of 2022 against the previously determined goals and concluded that, despite results for the first half of 2022 that were in line with management expectations, the full-year financial outcome was expected to pay out at 0%. This forecasted outcome was driven by continued macroeconomic pressure facing the business at the time of the compensation committee’s mid-year analysis which resulted in management updating its earlier assumptions of macroeconomic improvement in the second half of 2022.
As a result, the compensation committee determined that the annual incentive program originally developed would not effectively serve its goal of incentivizing the performance and retention of our executive officers. The ongoing successful execution of our business strategy is critical to TrueCar’s overall success and depends upon our executive officers, including the NEOs, delivering strong performances.
The compensation committee was also mindful that over the past several years we had paid below target or no bonus payouts to our NEOs (in 2022, our NEOs received no bonuses and in 2021, our NEOs received below target bonuses for half of the year’s performance). In order to both reward performance in the first half of the year and incentivize focus and engagement and execution on our goals through the second half of the year, the compensation committee determined to make the following modifications to the annual program:
•
Maintain the original financial component goals established in early 2022 (weighted at 25%) for the first half of the year and assess performance during the first half of the year against these goals;

•
Recalibrate financial goals (weighted at 25%) for the second half of the year and measure performance for each six-month period discretely;

•
Maintain the annual strategic goals as originally contemplated at the beginning of the year (weighted at 50%); and

•
Reduced the 150% overall bonus cap to 75% of target on a full-year basis.

The compensation committee believed that the recalibrated financial goals for the second half of 2022 remained difficult to achieve and would continue to encourage dedicated corporate and individual performance, but could be achievable with focused and consistent effort by our executive officers throughout the remainder of 2022. If both revenue and Adjusted EBITDA thresholds were not met, no bonuses would be paid to our NEOs (even if our strategic goals were met).

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	H1 2022 Revenue ($ millions)
		$72.6	$77.6	$82.6	$87.6	$92.6	$97.6	$102.6	$107.6
H1 2022 Adjusted EBITDA ($ millions)	($32.1)	0%	0%	25%	45%	55%	70%	80%	90%
	($27.1)	0%	25%	40%	60%	70%	85%	95%	105%
	($22.1)	25%	40%	55%	80%	85%	100%	110%	120%
	($17.1)	40%	55%	70%	90%	100%	115%	125%	135%
	($12.1)	55%	70%	85%	100%	115%	130%	140%	150%
	H2 2022 Revenue ($ millions)
		$59.3	$64.3	$69.3	$74.3	$79.3	$84.3	$89.3	$94.3
H2 2022 Adjusted EBITDA ($ millions)	($45.8)	0%	0%	25%	45%	55%	70%	80%	90%
	($40.8)	0%	25%	40%	60%	70%	85%	95%	105%
	($35.8)	25%	40%	55%	80%	85%	100%	110%	120%
	($30.8)	40%	55%	70%	90%	100%	115%	125%	135%
	($25.8)	55%	70%	85%	100%	115%	130%	140%	150%
In early 2023, the compensation committee reviewed financial performance against the pre-determined H1 and revised H2 financial goals along with the annual strategic goals. The committee concluded that the first half performance of revenues at $85.8 million and adjusted EBITDA (exclusive of executive bonus expense) at $(10.6) million would yield a weighted payout of 23.7%, second half performance of revenues at $75.7 million and adjusted EBITDA (exclusive of executive bonus expense) at $(18.4) million would yield a weighted payout of 26.1%, and the overall strategic component performance would yield a score of 23.8% based on below threshold outcomes on number of TrueCar+ dealers in Florida, below threshold outcomes on inventory of used cars on TrueCar+ platform, below threshold outcomes on TrueCar+ transactions, at target performance on diversity index scores, and above target outcomes on number of states on the TrueCar+ platform. As a result the total overall annual incentive payout for 2022 was determined to be at 73.5% of target and we paid each of our NEOs an annual incentive payment equal to 73.5% of their target bonus as follows:
Executive	2022 Cash Bonus
Michael D. Darrow	$433,473
Jantoon E. Reigersman	$165,308
Jeffrey J. Swart	$146,940
“Adjusted EBITDA” is a financial measure not prepared in accordance with U.S. GAAP, calculated based on earnings as reflected in our audited consolidated financial statements, adjusted to exclude interest income, depreciation and amortization, stock-based compensation, (gain) loss from equity method investment including impairment charges, certain litigation costs, certain restructuring costs, certain transaction costs, changes in the fair value of contingent consideration liability, goodwill impairment, other income, lease exit costs, impairment of right-of-use assets, and income taxes. Refer to Annex A for a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure. We use Adjusted EBITDA as an operating performance measure because it is (i) an integral part of our reporting and planning processes; (ii) used by our management and Board to assess our operational performance, and together with operational objectives, as a measure in evaluating employee compensation and bonuses; and (iii) used by our management to make financial and strategic planning decisions regarding future operating investments. We believe that using Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis because it excludes variations primarily caused by changes in the excluded items noted above. In addition, we believe that Adjusted EBITDA is widely used by investors, securities analysts, rating agencies and other parties in evaluating companies as measures of financial performance and debt service capabilities.
“Revenue” is determined in accordance with U.S. GAAP and is comprised of dealer revenue, consisting of fees paid by our dealer customers participating in our network of TrueCar Certified Dealers either on a per-vehicle basis

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for sales to our users or in the form of a subscription arrangement or purchasing our other products and services, such as our Access products; OEM incentives revenue, consisting of fees paid by OEMs to promote the sale of their vehicles through the offering of consumer incentives to members of our affinity group marketing partners; and other revenue.
Long-Term Incentive Opportunities
Annual Equity Awards
We use long-term incentive compensation in the form of equity awards to align the interests of our executive officers, including our NEOs, with the interests of our stockholders. We believe that our executive officers will be strongly incentivized to act in a manner that cultivates opportunities for maximizing long-term value creation if they own significant amounts of our common stock. In 2022, the compensation committee delivered equity in a combination of PSUs and RSUs.
Based on feedback from stockholders and an ongoing review of competitive market practices, we introduced PSUs to the senior executive team in 2019 and have continued to grant PSUs annually to our executives. We believe that PSUs strengthen alignment with stockholders, complement the other time-vesting equity award grants by diversifying our management’s equity portfolio and promote a longer-term view of performance by measuring performance over a three-year period. For a description of the principal terms of the PSUs, please see “Potential Payments upon Termination, Change in Control or Certain Other Events — Treatment of PSUs” below.
In determining the size of the equity awards to grant to our executive officers, the compensation committee takes into consideration individual and overall company performance, market data, internal pay equity, the timing of the last equity grant, unvested equity values, compensation expense to us and stockholder dilution, as well as our CEO’s recommendations (except as to his own equity awards). The compensation committee uses its subjective judgment in considering all of the factors described above to arrive at the amounts it determines are appropriate for each individual NEO.
Each of our then-serving NEOs received annual equity awards in March 2022. The annual award equity mix for 2022 consisted of 60% PSUs and 40% RSUs for NEOs other than the CEO, and 70% PSUs and 30% RSUs for the CEO. In establishing these equity mixes, the compensation committee considered the various long-term incentive vehicles used by our peers and determined that the performance-weighting of the awards should be greater than 50%. The compensation committee increased the percentage of annual equity delivered as PSUs in 2022 (in 2021, our CEO received 40% PSUs) to further strengthen alignment with stockholders.
For the PSUs granted in 2022, executives have the opportunity to earn between 0% and 175% of the target number of PSUs based on our annualized total stockholder return determined by reference to our compound annual growth in stock price, or CAGR, compared to that of the Index, over a three-year period. The PSUs will generally be eligible to vest in early 2025, following the end of the three-year performance period, based on our relative CAGR compared to the Index. If our CAGR is equal to that of the Index, the target number of PSUs will vest. For every percentage point that our CAGR exceeds the Index, the number of PSUs that are eligible to vest in excess of target is increased by four percentage points, and for every percentage point that our CAGR is below the Index, the number of PSUs that are eligible to vest is decreased by four percentage points. Additionally, the compensation committee structured the 2022 PSUs to provide that if the company’s absolute CAGR is negative during the performance period of these PSUs, then the executives’ payout will be capped at 100% of target, irrespective of the extent to which our CAGR exceeds the Index.
In developing the performance goals and vesting structure of the PSUs, the compensation committee sought to be rigorous and to align the interests of management and our stockholders. Moreover, it chose a three-year measurement period to accentuate the long-term nature of the award and further align management with the interests of our long-term stockholders. The compensation committee chose relative CAGR as the performance goal to provide a relative performance metric against an appropriate comparator group of companies to incentivize and reward not only returns to our stockholders, but also returns in excess of those generally available. At the end of the three-year performance period, the compensation committee will determine the level of achievement of our relative CAGR for the three-year performance period and then apply the resulting vesting to the grant amount to determine the total amount that will vest.

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The table below reflects the annual equity grants awarded to our NEOs in 2022:
Executive	RSUs Granted	PSUs Granted
Michael D. Darrow	260,000	477,690
Jantoon E. Reigersman	256,000	302,362
Jeffrey J. Swart	90,666	107,086
Vesting of 2020 Performance Units
In 2020, the company granted certain of our NEOs who were then-serving as executives (Messrs. Darrow and Swart) PSUs that provide the opportunity to vest and be issued shares based on our total stockholder return determined by reference to our annualized CAGR compared to that of the Index, during the three-year period that ended on March 16, 2023, or the Performance Period. Annualized CAGR for these purposes means the compound annual growth in stock price from the beginning to the end of the Performance Period, including dividends and distributions made or declared (assuming such dividends or distributions are reinvested in the common stock of the company or applicable Index company) during the Performance Period, expressed as a percentage return.
Annualized CAGR is calculated based on the average trading stock price during a consecutive 20-trading day period at the beginning and at the end of the Performance Period. Specifically, between 0% and 150% of the PSUs granted in 2020, or Series 2020 PSUs were eligible to vest, based on our relative annualized CAGR compared to the Index as follows: if our annualized CAGR is equal to that of the Index, the target number of PSUs will vest. For every percentage point that our CAGR exceeds that of the Index, the Series 2020 PSUs that are eligible to vest in excess of target is increased by two percentage points (such that if our annualized CAGR exceeds that of the Index by 25 percentage points, the maximum amount of 150% of target PSUs vest), and for every percentage point that our annualized CAGR is below that of the Index, the Series 2020 PSUs that are eligible to vest is decreased by two percentage points.
In March 2023, the compensation committee certified that the Company’s CAGR was -5.16% for the Performance Period, which represented 15 percentage points below the 10% CAGR for the Index. Accordingly, 70% of the target PSUs held by each of Messrs Darrow and Swart vested on March 30, 2023 and the remainder of the PSUs were forfeited. Former NEOs Noel Watson and Simon Smith were each granted Series 2020 PSUs. Mr. Watson forfeited the entirety of such PSUs as a result of his termination of service prior to the end of the Performance Period. Mr. Smith’s termination qualified as a “Qualifying Termination” as defined in the agreement governing the terms of the Series 2020 PSUs. As a result, Mr. Smith received the pro-rata portion of the number of Series 2020 PSUs that would have vested had he remained in service with the company through the end of the Performance Period.
401(k) Plan
We maintain a tax-qualified retirement plan that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. All participants’ interests in their salary deferrals are 100% vested when contributed. In 2022, we made discretionary matching contributions into the 401(k) plan of 100% of the first 3% of compensation contributed by the participant. Our matching contributions are fully vested after four years, with 25% vesting annually. Employee and employer contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code, or the Code. As a tax-qualified retirement plan, employer contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all employer contributions are deductible by us when made.
Perquisites and Other Benefits
We provide perquisites to our NEOs only to the extent that we believe it is appropriate to assist an individual in the performance of his duties, to increase his effectiveness or for recruitment and retention purposes. For 2022, these perquisites included medical expense reimbursements to assist our NEOs with their health and well-being.

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
In the future, we may provide perquisites or other personal benefits not offered to our broader employee population to our executive officers. However, we do not anticipate that perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the compensation committee.
Other Governance Items
Employment Agreements and Severance and Change in Control Protections
We have entered into employment agreements with each of our NEOs that provide certain severance benefits if a termination of employment occurs under specified circumstances and certain change in control benefits, which are described in “Executive Employment Agreements” below. Severance benefits under these agreements are conditioned on the executive’s signing a release of claims in favor of us. We have provided our executives with severance in the event of certain qualifying terminations, and certain change in control benefits, because we understand that anxieties about future employment or transactions involving a change in control can result in the early departure or distraction of our executives to our detriment. We believe that providing these benefits helps to alleviate these uncertainties, and therefore provides our NEOs with incentives to forgo other employment opportunities to remain with us, and allows our executives to focus more fully on making decisions that are in the best interests of our stockholders. We believe that these arrangements serve as an important recruiting and retention tool to ensure that personal uncertainties do not dilute our executives’ complete focus on building stockholder value and driving our success.
The compensation committee determined the terms of these agreements. The employment agreements of our NEOs are generally similar, as in determining the appropriate severance and change in control benefit levels for executives in general, the compensation committee considered internal parity and length of service and reviewed relevant market data provided by our outside compensation consultant for other companies with which we compete for executive talent.
Hedging Policies
We have an insider trading policy that, among other things, prohibits insiders from engaging in short sales of our common stock, hedging of stock ownership positions and transactions in publicly-traded options (such as puts and calls) and other derivative securities relating to our common stock.
Stock Ownership Guidelines
In 2018, we adopted formal stock ownership guidelines for our CEO, our CFO and our Executive Vice Presidents. Under our stock ownership guidelines, our CEO is expected to accumulate and hold a number of shares of our common stock with a value equal to six times his annual base salary, and each of our other NEOs who is currently employed by us is expected to accumulate and hold a number of shares of our common stock with a value equal to two times his or her annual base salary. The NEOs covered by the stock ownership guidelines are expected to satisfy them within five years from the adoption of the guidelines (or the individual’s date of hire for individuals hired after the effective date). As of April 27, 2023, each of our NEOs covered by the stock ownership guidelines was in compliance with the guidelines after taking the phase-in period required for such compliance into account. Specifically, as of April 27, 2023, Mr. Reigersman held a number of shares of our common stock that was sufficient to comply with the guidelines without taking the phase-in period into account and each of Mr. Darrow and Mr. Swart was in compliance after taking the phase-in period into account, which will conclude with respect to them on October 25, 2023.
Recoupment of Incentive Compensation, or Clawback, Policy
In 2018, we adopted a clawback policy applicable to our executive officers. If our compensation committee determines that an officer’s misconduct caused us to materially restate all or a portion of our financial results, under certain circumstances our compensation committee has the authority and discretion to, within a period of time following the material restatement, require the officer to repay incentive compensation that would not have been payable absent the material restatement. Incentive compensation for purposes of this policy means an officer’s cash bonus and long-term equity-based compensation where the award size or vesting was contingent on our

Compensation Discussion and Analysis
2023 ANNUAL
PROXY STATEMENT
performance. Our compensation committee will review and amend our clawback policy to ensure compliance with the SEC’s final rules implementing the requirements of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the related Nasdaq listing standards.
Accounting Treatment and Tax Deductibility of Executive Compensation
The fair value of equity awards is established in accordance with the applicable accounting standards and the related compensation expense is one of the factors taken into consideration by the compensation committee in determining NEO equity awards.
Under Section 162(m) of the Code, or Section 162(m), compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible unless the compensation qualifies for (i) certain grandfathered exceptions (including the “performance-based compensation” exception) for certain compensation paid pursuant to a written binding contract in effect on November 2, 2017 and not materially modified on or after such date or (ii) the reliance period exception for certain compensation paid by corporations that became publicly held on or before December 20, 2019.
Although the compensation committee will continue to consider tax implications as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for our NEOs in a manner consistent with the goals of our executive compensation program and the best interests of us and our stockholders, which may include providing for compensation that is not deductible by us due to the deduction limit under Section 162(m). The compensation committee also retains the flexibility to modify compensation that was initially intended to be exempt from the deduction limit under Section 162(m) if it determines that such modifications are consistent with our business needs.
Equity Grant Timing and Equity Plan Information
We do not have a formal policy for the timing of equity award grants. Beginning in 2018, our compensation committee determined to initiate a practice of granting equity awards to our executive officers annually in the first half of the year, although grants may occur at other times during the year, including for new hires, promotions, to address special retention needs or otherwise as determined appropriate by the compensation committee. We currently grant equity awards to the NEOs under the 2014 Plan, which was adopted in connection with our initial public offering in 2014.
Taxation of  “Parachute” Payments
Sections 280G and 4999 of the Code provide that executive officers, directors who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a change of control that exceed certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any executive, including any NEO, with a gross up or other reimbursement payment for any tax liability that the executive might owe as a result of the application of Sections 280G or 4999 of the Code during 2022 and we have not agreed and are not otherwise obligated to provide any executive with such a gross up or other reimbursement.
Compensation Committee Report
The compensation committee has reviewed and discussed with management the above Compensation Discussion and Analysis. Based on that review and discussion, the compensation committee has recommended to the Board that this Compensation Discussion and Analysis be included in this proxy statement.
Respectfully submitted,
Christopher Claus (Chair)
Faye Iosotaluno
John Mendel

2023 ANNUAL
PROXY STATEMENT
2022 Summary Compensation Table
The following table shows compensation awarded to, paid to or earned by the persons named below for each of the years ended December 31, 2022, 2021 and 2020, except for Mr. Reigersman, for whom compensation is shown for the years ended December 31, 2022 and 2021 only (reflecting the years for which he is classified as an NEO).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)
Michael D. Darrow President and CEO	2022	590,000	—	3,467,996	—	433,473	17,343(2)	4,508,812
	2021	590,000	—	2,399,467	609,025	—	10,239(3)	3,608,731
	2020	505,208	—	2,230,780	428,913	409,755	61,266(4)	3,635,922
Jantoon E. Reigersman CFO and COO(6)	2022	443,750	—	2,556,270	—	165,308	10,599(5)	3,175,927
	2021	394,896	50,000(7)	2,525,135	770,500	—	9,980(3)	3,750,511
Jeffrey J. Swart EVP, General Counsel and Secretary	2022	400,000	—	905,340	—	146,940	14,305(2)	1,466,585
	2021	400,000	—	559,873	142,106	—	10,589(3)	1,112,568
	2020	383,333	—	624,280	196,013	138,900	11,546(8)	1,354,072

(1)
The amounts reported represent the aggregate grant-date fair value of the RSUs, options and PSUs awarded to the named executive officer, calculated in accordance with FASB ASC Topic 718. Such grant-date fair value does not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value reported in this column are set forth in Note 13 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022. For PSUs, the grant date fair value reported is based on the probable outcome of the performance condition as of the grant date. The aggregate grant date fair value of the PSUs, assuming the highest level of achievement under the award, is as follows for each NEO who received a PSU award:

	Maximum Achievement Payout
	2022 PSU Grant	2021 PSU Grant	2020 PSU Grant
Michael D. Darrow	$4,271,740	$1,772,729	$1,647,930
Jantoon E. Reigersman	$2,703,875	$1,477,266	$—
Jeffrey J. Swart	$957,619	$413,633	$152,519

(2)
Amount includes 401(k) employer matching contributions of $9,150 and the aggregate incremental costs of perquisites and other personal benefits.

(3)
Amount includes 401(k) employer matching contributions of $8,700 and the aggregate incremental costs of perquisites and other personal benefits.

(4)
Amount includes a monthly stipend of $20,000 to reflect the assumed additional responsibilities as our Interim President and CEO until Mr. Darrow’s promotion to President and CEO in March 2020, 401(k) employer matching contributions of $7,950 and the aggregate incremental costs of perquisites and other personal benefits.

(5)
Amount includes 401(k) employer matching contributions of $9,150 and the aggregate incremental costs of perquisites and other personal benefits.

(6)
In March 2022, Mr. Reigersman took on the role of COO, in addition to his then-current role as our CFO (for which he had served since January 2021). Mr. Reigersman served as COO and CFO until February 16, 2023, at which time Teresa T. Luong became our CFO.

(7)
Amount represents $50,000 in signing bonus paid to Mr. Reigersman pursuant to his employment agreement.

(8)
Amount includes 401(k) employer matching contributions of $7,950 and the aggregate incremental costs of perquisites and other personal benefits.

2023 ANNUAL
PROXY STATEMENT
2022 Grants of Plan-Based Awards Table
Name	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All other stock awards: Number of shares of stock or units (#)	Grant Date Fair Value of Stock Awards ($)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Michael D. Darrow	3/31/2022				19,107	477,690	835,957	—	2,440,996
	3/31/2022				—	—	—	260,000(4)	1,027,000
		221,250	590,000	885,000
Jantoon E. Reigersman	3/31/2022				12,094	302,362	529,134	—	1,545,070
	3/31/2022							256,000(4)	1,011,200
		84,375	225,000	337,500
Jeffrey J. Swart	3/31/2022				4,283	107,086	187,401	—	547,209
	3/31/2022				—	—	—	90,666(4)	358,131
		75,000	200,000	300,000
(1)
The amounts reported reflect the threshold, target and maximum performance-based cash incentive compensation amounts that could have been earned in 2022 under the 2022 annual incentive program for the senior executive team, based on the program as adopted in early 2022. As discussed in the Compensation Discussion and Analysis section of this proxy statement, the program was recalibrated in mid-2022 to reduce the maximum performance-based opportunity to 75% of target. The types and weighing of the performance measures under that program are described in the Compensation Discussion and Analysis section of this proxy statement.

(2)
Represents PSUs tied to total stockholder return based on our CAGR measured against the CAGR performance of the Index over a three-year performance period from March 30, 2022 through March 29, 2025. The PSUs provide an opportunity to earn 0% to 175% of the target number of PSUs granted. At the threshold level, 4% of the target number of PSUs granted will be earned; at the target level, 100% of the target number of PSUs granted will be earned; and at the maximum level, 175% of the target number of PSUs granted will be earned.

(3)
Amounts reflect aggregate grant date fair value of the RSUs and PSUs granted during 2022, computed in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are described in Note 13, “Stock-based Awards” to our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(4)
The RSUs vest over four years, with 1/16th of the total number of shares subject to the RSUs vesting on June 15, 2022 and an additional 1/16th vesting quarterly thereafter.

2023 ANNUAL
PROXY STATEMENT
Outstanding Equity Awards at Fiscal Year-End
The following table provides information regarding equity awards held by our named executive officers at December 31, 2022.
Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price Per Share	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)
		Exercisable	Unexercisable
Michael D. Darrow	3/1/2017(1)	200,000	—	$14.61	3/1/2027
	6/10/2017(1)	90,000	—	$18.91	6/10/2027
	8/16/2017(1)	90,000	—	$16.62	8/16/2027
	5/12/2018(1)	90,087	—	$9.59	5/12/2028
	3/15/2019(2)	64,310	4,288	$6.93	3/15/2029
	3/15/2019(3)					2,058	5,116
	3/9/2020(4)	222,062	100,938	$2.32	3/9/2030
	3/9/2020(5)					58,750	147,463
	3/16/2020(6)							6,520	16,365
	3/12/2021(7)	91,520	108,160	$5.18	3/12/2031
	3/12/2021(8)					132,353	332,206
	3/12/2021(9)							3,945	9,902
	3/31/2022(10)					211,250	530,238
	3/31/2022(11)							19,107	47,959
Jantoon E. Reigersman	1/27/2021(12)	85,801	120,121	$4.67	1/27/2031
	1/27/2021(13)					151,821	381,071
	3/12/2021(7)	30,507	36,053	$5.18	3/12/2031
	3/12/2021(8)					44,117	110,734
	3/12/2021(9)							3,287	8,250
	3/31/2022(10)					208,000	522,080
	3/31/2022(11)							12,094	30,356
Jeffrey J. Swart	5/2/2014(1)	300,000	—	$12.81	5/2/2024
	5/15/2014(1)	11,227	—	$12.81	5/15/2024
	8/11/2016(1)	200,000	—	$10.85	8/11/2026
	6/10/2017(1)	146,736	—	$18.91	6/10/2027
	5/12/2018(1)	78,337	—	$9.59	5/12/2028
	3/15/2019(2)	51,030	3,402	$6.93	3/15/2029
	3/15/2019(3)					1,633	4,099
	9/16/2019(14)					20,625	51,769

2023 ANNUAL
PROXY STATEMENT
Name	Grant Date	Option Awards					Stock Awards
		Number of Securities Underlying Unexercised Options		Option Exercise Price Per Share	Option Expiration Date	Number of Shares or Units of Stock that have Not Vested (#)	Market Value of Shares or Units of Stock that have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have Not Vested ($)
		Exercisable	Unexercisable
	3/16/2020(15)	90,152	37,121	$2.68	3/16/2030
	3/16/2020(16)					21,875	54,906
	3/16/2020(6)							603	1,514
	3/12/2021(7)	21,355	25,237	$5.18	3/12/2031
	3/12/2021(8)					30,882	77,514
	3/12/2021(9)							920	2,309
	3/31/2022(10)					73,666	184,902
	3/31/2022(11)							4,283	10,750

(1)
The shares subject to the option are fully vested and immediately exercisable.

(2)
The remaining unvested options vest in three equal monthly installments beginning January 15, 2023, subject to continued service with us.

(3)
This award vested on February 15, 2023.

(4)
The remaining unvested options vest in fifteen equal monthly installments beginning January 9, 2023, subject to continued service with us.

(5)
The award vests in five quarterly installments beginning on March 15, 2023, subject to continued service with us.

(6)
The PSUs and market value are calculated based on achieving threshold performance goals. The actual number of performance units that may vest will be determined by reference to our CAGR as measured against the CAGR performance of the Index over a three-year performance period from March 16, 2020 through March 15, 2023.

(7)
The remaining unvested options vest in twenty six equal monthly installments beginning on January 15, 2023, subject to continued service with us.

(8)
The award vests in nine equal quarterly installments beginning on February 15, 2023, subject to continued service with us.

(9)
The PSUs and market value are calculated based on achieving threshold performance goals. The actual number of performance units that may vest will be determined by reference to our CAGR as measured against the CAGR performance of the Index over a three-year performance period from March 15, 2021 through March 14, 2024.

(10)
The award vests in thirteen equal quarterly installments beginning on June 15, 2022, subject to continued service with us.

(11)
The PSUs and market value are calculated based on achieving threshold performance goals. The actual number of performance units that may vest will be determined by reference to our CAGR as measured against the CAGR performance of the Index over a three-year performance period from March 30, 2022 through March 29, 2025.

(12)
The remaining unvested options vest in twenty eight equal monthly installments beginning on January 27, 2023, subject to continued service with us.

(13)
The award vests in ten equal quarterly installments beginning on January 15, 2023, subject to continued service with us.

(14)
The award vests in three equal quarterly installments beginning on March 15, 2023, subject to continued service with us.

(15)
The remaining unvested options vest in fourteen equal monthly installments beginning on January 15, 2023, subject to continued service with us.

(16)
The award vests in five equal quarterly installments beginning on February 15, 2023, subject to continued service with us.

2023 ANNUAL
PROXY STATEMENT
2022 Option Exercises
and Stock Vested Table
The following table provides information, on an aggregate basis, regarding (i) stock options exercised during 2022, including the total number of shares acquired upon exercise and the aggregate value realized before payment of any applicable withholding tax and broker commissions, and (ii) RSUs and PSUs that vested during 2022.
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Michael D. Darrow	—	—	208,917	589,062
Jantoon E. Reigersman	—	—	128,337	344,327
Jeffrey J. Swart	—	—	104,985	302,278

(1)
The amount shown is the total gross dollar value realized upon the vesting of the RSUs and PSUs, based on the closing price of our common stock on the day prior to the vest date.

2023 ANNUAL
PROXY STATEMENT
Executive Employment
Arrangements
We have employment agreements with Messrs. Darrow, Reigersman and Swart. These agreements provide for at-will employment and generally include the NEO’s base salary, an indication of eligibility for an annual performance-based bonus opportunity, equity awards and certain severance and change in control benefits. These employment arrangements are described below and in “Potential Payments upon Termination, Change in Control or Certain Other Events” below.
Michael Darrow
For 2022, Mr. Darrow, our President and CEO, had an annual base salary of $590,000, and was eligible for a performance-based bonus opportunity targeted at 100% of his base salary.
We entered into an employment agreement with Mr. Darrow as of March 9, 2020 (the “Darrow Employment Agreement”). Pursuant to the Darrow Employment Agreement, Mr. Darrow was eligible for an annual performance-based bonus, to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees.
Please see “Potential Payments upon Termination, Change in Control or Certain Other Events” below for additional information on the Darrow Employment Agreement.
Jantoon Reigersman and Jeffrey Swart
For 2022, Mr. Reigersman, our COO and formerly our CFO & COO, had an annual base salary of $450,000, and Mr. Swart, our Executive Vice President, General Counsel and Secretary, had an annual base salary of $400,000. Each of Messrs. Reigersman and Swart was eligible for a performance-based bonus opportunity targeted at 50% of his base salary.
We entered into employment agreements with Mr. Swart as of January 26, 2017 (the “Swart Employment Agreement”) and with Mr. Reigersman as of January 20, 2021 (the “Reigersman Employment Agreement”). Pursuant to their employment agreements, each of Messrs. Reigersman and Swart was eligible in 2022 to receive awards of stock options, restricted stock or other equity awards pursuant to any plans or arrangements we may have in effect from time to time and to participate in our executive benefit plans and programs on the same terms and conditions as other similarly-situated employees and for an annual performance-based bonus.
Please see “Potential Payments upon Termination, Change in Control or Certain Other Events” below for additional information on the Reigersman Employment Agreement and the Swart Employment Agreement.

2023 ANNUAL
PROXY STATEMENT
Potential Payments upon Termination, Change in Control or Certain Other Events
The severance and change in control-related terms of the Darrow Employment Agreement, the Reigersman Employment Agreement, and the Swart Employment Agreement (collectively, the “Executive Employment Agreements”) related to potential payments upon termination, change in control and certain other events are generally the same, except as noted below. Except as noted, the description below applies to each Executive Employment Agreement, and refers to Messrs. Darrow, Reigersman, and Swart, as applicable, as the “Executive.”
The following summary is qualified in its entirety by reference to the Executive Employment Agreements, and references to “equity awards” do not, for purposes of this summary, include PSUs, whose treatment is discussed later in this section.
Under the Executive Employment Agreements, if we terminate the Executive’s employment with us for a reason other than cause (as defined in the Executive Employment Agreement and summarized below), or the Executive resigns from his or her employment for good reason (as defined in the Executive Employment Agreement and summarized below), and in each case, the termination occurs before a change in control (as defined in the Executive Employment Agreement and summarized below), then, subject to the Executive signing a release of claims agreement with us and his or her continued compliance with a confidential information agreement entered into with us, he or she will receive: (i) continuing payments of his or her base salary for a period of time beginning immediately after his or her separation of service through the date that is six months after the separation date, plus an additional two months for every fully completed year of service with us (measured from his or her original start date with us or any predecessor to us), but not to exceed a total of 12 months (the “Executive Severance Period”); (ii) the immediate vesting of each of his or her then-outstanding equity awards as to the number of shares that otherwise would have vested had he remained our employee through the 12-month anniversary of the termination date; (iii) in the case of the Darrow Employment Agreement, the payment of the full target bonus for the year in which the termination occurs at the same time that the Company pays other executives a bonus for that year, but in no case later than March 15 of the following year; and (iv) reimbursement (the “COBRA Reimbursement”) for the payments the Executive makes for medical, vision and dental coverage under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), or, except in Mr. Swart’s case, at our election, direct payment of the COBRA premiums to the insurance provider, up to the full Executive Severance Period (the “Direct COBRA Benefits” and, collectively with the COBRA Reimbursements, the “COBRA Coverage”). If we cannot provide the COBRA Coverage to which the Executive becomes entitled without a violation of applicable laws, we may instead provide a monthly cash payment, plus a gross-up amount to cover the taxes on the payment, during the Executive Severance Period (which the Executive may, but does not have to, use toward his health care continuation costs). If we cannot provide these cash payments in lieu of COBRA Coverage without violating applicable law, then we will not provide the Executive with the COBRA Coverage or these cash payments.
If the Executive’s employment terminates due to his or her death or disability (as defined in the Executive Employment Agreement and summarized below), regardless of whether before, on or after a change in control, then, subject to the Executive (or his or her estate) signing a release of claims agreement with us and his or her continued compliance with a confidential information agreement entered into with us, the Executive will receive: (i) immediate vesting as to 100% of his or her then-outstanding equity awards; and (ii) the COBRA Reimbursement (or, except for Mr. Swart,

2023 ANNUAL
PROXY STATEMENT
at our election, the Direct COBRA Benefits) up to the full Executive Severance Period (but if the applicable COBRA Coverage is in violation of applicable laws, the Executive will not receive the COBRA Coverage or any cash payments in lieu thereof).
Under the terms of each Executive Employment Agreement, if we terminate the Executive’s employment for a reason other than cause, or the Executive resigns from his or her employment for good reason, and in each case, the termination occurs upon the closing of a change in control or later, then, subject to the Executive signing a release of claims agreement with us and his or her continued compliance with a confidential information agreement entered into with us, he or she will receive: (i) continuing payments of his or her base salary during the Executive Severance Period; (ii) immediate vesting as to 100% of his or her then-outstanding equity awards that were granted to him or her at least 90 days (or, in the case of the Darrow Employment Agreement, 60 days) before the change in control; (iii) in the case of the Darrow Employment Agreement, the payment of the full target bonus for the year in which the termination occurs; and (iv) the COBRA Reimbursement or, except for Mr. Swart, at our election, the Direct COBRA Benefits (or the cash payments in lieu thereof, as described above, unless doing so would violate applicable laws) up to the full Executive Severance Period.
If a change in control occurs while the Executive remains employed with us and he or she remains employed with us (or our successor) as of the first day immediately following the 12-month anniversary of the closing of the change in control, then 100% of any of the Executive’s then-outstanding equity awards that were granted at least 90 days (or, in the case of the Darrow Employment Agreement, 60 days) before the change in control will vest and, if applicable, become fully exercisable.
Each of the Executive Employment Agreements provides that any severance payments and benefits to the Executive will be subject to a delay in payment if and to the extent required by Section 409A of the Code. If the severance payments and other benefits payable to an Executive constitute “parachute payments” under Section 280G of the Code and would be subject to the applicable excise tax, then the Executive’s severance and other benefits will be either delivered in full or delivered to such lesser extent as would result in no portion of such benefits being subject to the excise tax, whichever results in the receipt by the Executive on an after-tax basis of the greatest amount of benefits.
Treatment of PSUs
In 2020, 2021, and 2022, we issued performance-based RSUs, or PSUs, to the Executives. The terms of the PSUs supersede any contrary terms of an Executive’s employment agreement. The following summary of the treatment of PSUs in connection with certain triggering events applies to each of our NEOs, regardless of the provisions of his or her individual employment agreement, and is qualified in its entirety by reference to the forms of PSU award agreements that we have previously filed.
Because a triggering event did not occur during that period, as described earlier in this proxy statement, a portion of the Series 2020 PSUs vested at the end of the three-year “performance period” beginning on March 16, 2020 and ending on March 15, 2023. If a triggering event does not occur earlier, the PSUs granted in 2021, or Series 2021 PSUs, will be eligible to vest at the end of a performance period beginning on March 15, 2021 and ending on March 14, 2024, with a number of shares of our common stock being issued in settlement of each PSU between 0 and 1.5 shares; and the Series PSUs granted in 2022, or Series 2022 PSUs, will be eligible to vest at the end of a performance period beginning on March 30, 2022 and ending on March 29, 2025, with a number of shares of our common stock being issued in settlement of each PSU between 0 and 1.75 shares. The number of shares issued in settlement is determined by comparing our compound annual growth rate, or CAGR, during the performance period to that of the Index. The compensation committee will determine, within 90 days of the end of the performance period, the number of shares that will vest under the PSUs based on our performance against the metrics during the performance period, on a date referred to as the “determination date.”
If the Executive experiences a qualifying termination or, with respect to Series 2021 PSUs or Series 2022 PSUs, retires, in each case, before a change in control and before the end of the performance period, then, subject to the Executive signing a release of claims agreement with us, he or she will remain eligible to vest on the determination date in a pro-rata portion of his or her PSUs that would have vested on the determination date had he or she remained a service provider through the performance period, based on our comparative CAGR performance during the performance period. The pro-rata portion is determined by dividing the total number of days between the beginning

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of the performance period and the Executive’s termination date by the total number of days in the performance period. Any shares that vest under this provision will not be settled until the determination date, at which time those vested PSUs will be settled for common stock.
If a change in control occurs after the qualifying termination or after the Executive retires, but before the last day of the performance period, then, subject to the Executive signing a release of claims agreement with us, the pro-rata portion of the Executive’s PSUs in which the Executive will vest will be determined and settled based on our comparative CAGR performance during the portion of the performance period before and including the date of the change in control, with our ending stock price being the price of our stock in the change in control. We refer to this settlement exchange ratio as the CIC Achievement Level. If the acquiring entity assumes the Series 2021 PSUs or the Series 2022 PSUs, they will be settled on or shortly after the change in control; otherwise, they will be settled immediately before the change in control.
If the Executive dies or becomes disabled before the end of the performance period and before a change in control, the PSUs will immediately vest at target levels and each PSU will be settled for one share of our common stock.
If a change in control occurs while the Executive remains employed with us, his or her PSUs will settle at the CIC Achievement Level, subject to his or her continued employment through the end of the performance period, unless the acquiring entity does not assume the PSUs, in which case they vest and are settled immediately before the change in control.
If the Executive is terminated without cause or resigns for good reason after a change in control but before the end of the performance period, then, subject to the Executive signing a release of claims agreement with us, the Series 2021 and Series 2022 PSUs will vest and be settled promptly after the termination. With respect to the Series 2021 PSUs and Series 2022 PSUs, if a change in control occurs before the end of the performance period, if the Executive is retirement eligible or later becomes retirement eligible before the end of the performance period, a pro rata portion of the Series 2021 PSUs or Series 2022 PSUs will immediately vest and be settled at the CIC Achievement Level, with the proration determined by dividing the total number of days between the beginning of the performance period and the change in control date (or, if later, the date he or she became retirement eligible) by the total number of days in the performance period. If the Executive dies or becomes disabled after a change in control but before the end of the performance period, his or her PSUs will immediately vest and will be settled at the CIC Achievement Level.
Definitions
Except as noted, the definitions below apply to each Executive Employment Agreement and the PSU award agreement, and each agreement refers to Messrs. Darrow, Reigersman, and Swart, as applicable, as the “Executive.” The following are summaries of the definitions included in the Executive Employment Agreements and the PSU award agreement, and are qualified in their entirety by reference to the Executive Employment Agreements and the PSU award agreement, as applicable.
As used in this section, “cause” means: (i) the Executive’s failure to perform his or her assigned duties or responsibilities as an employee (other than a failure resulting from the Executive’s disability) after written notice thereof from us describing the failure to perform such duties or responsibilities; (ii) the Executive engaging in any act of dishonesty, fraud or misrepresentation with respect to us; (iii) the Executive’s violation of any federal or state law or regulation applicable to our business or our affiliates; (iv) the Executive’s breach of any confidentiality agreement or invention assignment agreement; or (v) the Executive being convicted of, or entering a plea of nolo contendere to, any crime. Each Executive Employment Agreement notes, for purposes of clarity, that the Executive’s termination of employment due to death or disability is not, by itself, deemed to be a termination by us other than for cause or a resignation for good reason.
As used in this section, “change in control” means: (i) a change in our ownership that occurs on the date that any person, or persons acting as a group, acquires ownership of our stock that, together with the stock held by such person, constitutes more than 50% of the total voting power of our stock; provided, that for purposes of this subsection (i), the acquisition of additional stock by any one person who is considered to own more than 50% of the total voting power of our stock will not be considered a change in control; provided, further, in the case of each Executive Employment Agreement, that our Board may, in its reasonable judgment, determine that any such change in the

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ownership of our stock as a result of a financing or otherwise for fundraising purposes, and in each case that is approved by the Board before the change in ownership, also will not be considered a change in control; (ii) in the case of the PSU award agreement only, a change in our effective control which occurs on the date that a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election (but if any person is considered to be in effective control of us, the acquisition of additional control by the same person will not be a change in control); or (iii) subject to certain exclusions specified in the Executive Employment Agreements and the PSU award agreement, a change in the ownership of a substantial portion of our assets that occurs on the date that any person, or persons acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or persons) assets from us that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately before the acquisition or acquisitions; provided, that our Board may determine in its reasonable judgment that certain asset transfers that should not be considered to be a change in control due to extenuating factors. However, a transaction will not constitute a change in control if (x) its sole purpose is to change the state of our incorporation or (y) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held our securities immediately before the transaction. In addition, a transaction will not be deemed a change in control unless it qualifies as a change in control event within the meaning of Section 409A of the Code.
As used in this section, “disability” means the Executive (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering our employees.
As used in this section, “good reason” means the Executive’s resignation within 30 days following the expiration of a cure period (discussed below) following the occurrence of one or more of the following, without the Executive’s consent: (i) a material reduction in the Executive’s base salary, which reduction is not applicable to a majority of our senior management, excluding the substitution of substantially equivalent compensation and benefits; (ii) a material reduction of the Executive’s authority, duties or responsibilities, unless the Executive is provided with a comparable position; provided, that a reduction in authority, duties or responsibilities primarily by virtue of our being acquired and made part of a larger entity, whether as a subsidiary, business unit or otherwise (as, for example, when our CEO remains as such following an acquisition where we become a wholly owned subsidiary of an acquirer, but is not made the CEO of the acquiring company), will not constitute “good reason”; or (iii) a material change in the geographic location of the Executive’s primary work facility or location; provided, that a relocation of 50 miles or less from the Executive’s then-present location or to the Executive’s home as his or her primary work location will not be considered a material change in geographic location. For an event to qualify as good reason, the Executive must not terminate employment with us without first providing us with written notice of the acts or omissions constituting the grounds for “good reason” within 90 days of the initial existence of the grounds for “good reason” and a reasonable cure period of not less than 30 days following the date of such notice, and such grounds must not have been cured during such time and for all but Mr. Swart, any resignation for “good reason” must occur within two years of the initial existence of the acts or omissions constituting the grounds for “good reason.”
As used in this section, “qualifying termination” means, (x) the Executive’s termination without cause or (y) the Executive’s resignation for good reason.
As used in this section, “retirement” means, the Executive’s voluntary termination other than for good reason, on or after becoming retirement eligible.
As used in this section, “retirement eligible” means, as of a given date that occurs on or after May 15, 2022, (i) the Executive is a current service provider (as defined in the 2014 Plan), (ii) the Executive is then at least age 65 and (iii) the Executive has continuously served as a service provider for not less than five years (measured back from, and inclusive of, the given date of determination).

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Estimated Payments Upon Termination of Employment and/or a Change in Control
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the NEOs serving as of the end of 2022 pursuant to the employment and other agreements in effect at that time. Payments and benefits are estimated assuming that the triggering event took place on the last trading day of 2022 (December 30, 2022), and the price per share of our common stock is the closing price of our common stock on that date of $2.51. There can be no assurances that a triggering event would produce the same or similar results as those estimated below if it occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments of benefits, any actual payments and benefits may be different.
Name		Potential Payments Upon
	Benefit	Termination other than for Cause or a Termination for Good Reason		Change in Control ($)(1)	Death or Disability ($)
		Prior to Change in Control ($)	Upon or Following Change in Control ($)
Michael D. Darrow	Cash Severance(2)	1,180,000	1,180,000	—	—
	Vesting Acceleration of Equity Awards(3)	1,812,132(4)	1,938,776(5)	1,489,500	3,546,732(6)
	Continued Coverage of Employee Benefits(7)	32,217	32,217	—	32,217
	Total Benefits	3,024,349	3,150,993	1,489,500	3,578,949
Jantoon E. Reigersman	Cash Severance(8)	283,333	283,333	—	—
	Vesting Acceleration of Equity Awards(3)	801,473(4)	1,267,090(5)	904,809	2,185,495(6)
	Continued Coverage of Employee Benefits(7)	21,478	21,478	—	21,478
	Total Benefits	1,106,284	1,571,901	904,809	2,206,973
Jeffrey J. Swart	Cash Severance(8)	400,000	400,000	—	—
	Vesting Acceleration of Equity Awards(3)	398,947(4)	500,865(5)	309,731	833,257(6)
	Continued Coverage of Employee Benefits(7)	22,506	22,506	—	22,506
	Total Benefits	821,453	923,371	309,731	855,763

(1)
If a change in control occurs while the Executive remains employed by us and if he or she remains employed with us (or our successor) on the first day immediately following the 12-month anniversary of the closing of the change in control, then 100% of any of the Executive’s equity awards other than PSUs that both are outstanding as of such date and were granted to him or her at least 90 days (60 days, in the case of Mr. Darrow) before the change in control will vest and, if applicable, become fully exercisable. If the change of control occurs during the three-year performance period applicable to the Executive’s PSUs, then the number of PSUs that vest in connection with the change of control will be determined based upon the Company’s CAGR performance measured against the Index companies’ CAGR performance during the portion of the performance period that precedes the effective date of the change of control, but if the acquiring or surviving company assumes or substitutes the PSUs with substantially similar equity awards, then they will not vest until the last day of the performance period (but with the number of PSUs vesting having been determined as of the closing of the change in control as described earlier). We have prepared this table on the assumption that the PSUs are not assumed in connection with a change of control.

(2)
Reflects the continuing payments of Mr. Darrow’s base salary during the 12 months following his termination and his full target bonus compensation for the year in which the termination occurs.

(3)
Reflects the aggregate value of unvested option grants with an exercise price less than $2.51, the closing price of our common stock on the last trading day of 2022 (December 30, 2022), and other equity awards. For unvested option grants with exercise prices less than $2.51, the aggregate value is determined by multiplying (i) the number of shares

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subject to such options as of December 31, 2022 by (ii) the difference between $2.51 and the exercise price of such options. The amounts do not reflect any dollar value associated with the acceleration of options with exercise prices in excess of $2.51. For unvested RSUs, the aggregate value is determined by multiplying (x) the number of shares subject to such awards as of December 31, 2022 by (y) $2.51. For unvested PSUs, the aggregate value is determined by multiplying (A) the number of shares subject to such PSUs that potentially vest (subject to other vesting conditions described further in these notes) as of December 31, 2022 by (B) $2.51.
(4)
Reflects the value of the immediate vesting of each then-outstanding equity award (other than PSUs) as to the number of shares that otherwise would have vested had the Executive remained employed through the 12-month anniversary of the termination date. For PSUs, the value is determined by multiplying the target payout by the quotient obtained by dividing the total number of days from the beginning of the performance period to December 31, 2022 by the total number of days during the performance period.

(5)
Reflects the value of the immediate vesting of 100% of each then-outstanding RSU and option award that is both outstanding as of the Executive’s termination date and was granted to him at least 90 days (60 days, in the case of Mr. Darrow) before the change in control. Reflects a 72% target value for PSUs granted in 2020, a 54% target value for PSUs granted in 2021, and a 4% target value for PSUs granted in 2022 because the respective PSUs would have vested at a value of 72%, 54%, and 4% had a change of control occurred on December 31, 2022 in light of the performance of the Company’s CAGR as compared to the CAGR of the Index companies.

(6)
Reflects the value of the immediate vesting of 100% of each then-outstanding RSU and option award that is outstanding as of the Executive’s termination date. For PSUs, reflects the immediate vesting of the target number of PSUs.

(7)
Reflects the estimated cost of COBRA or benefits continuation coverage, as applicable, during the Severance Period. The Severance Period is defined as the period of time beginning immediately after the Executive’s separation of service through the date that is six months after the separation, plus an additional two months for every fully completed year of service up to a maximum of 12 months.

(8)
Reflects the continuing payments of the Executive’s base salary during the Executive’s Severance Period.

2015 Inducement Equity Incentive Plan
The 2015 Inducement Equity Incentive Plan, or the Inducement Plan, was adopted in 2015 without stockholder approval pursuant to Nasdaq Stock Market Rule 5635(c)(4). In February 2022, the Inducement Plan was terminated. The Inducement Plan provided for the grant of equity-based awards in the form of nonstatutory stock options and its terms are substantially similar to the 2014 Plan, including with respect to treatment of equity awards in the event of a “merger” or “change in control” as defined under the Inducement Plan.
2014 Equity Incentive Plan
The 2014 Plan provides that in the event of a “merger” or “change in control” as defined under the 2014 Plan, each outstanding award will be treated as the administrator determines, except that if a successor company or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then the award will fully vest, all restrictions on the award will lapse, all performance goals or other vesting criteria applicable to the award will be deemed achieved at 100% of target levels and the award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time. If the service of an outside director is terminated on or following a change in control, other than pursuant to a voluntary resignation, his or her options, RSUs and stock appreciation rights, if any, will vest fully and become immediately exercisable, all restrictions on his or her restricted stock will lapse and all performance goals or other vesting requirements for his or her PSUs will be deemed achieved at 100% of target levels, and all other terms and conditions met.
Amended and Restated 2005 Stock Plan and 2008 Stock Plan
Our Amended and Restated 2005 Stock Plan, or the 2005 Plan, and our 2008 Plan, or the 2008 Plan, provide that in the event of a “merger” or “change in control,” as defined therein, each outstanding award will be treated as the administrator determines, and unless determined otherwise by the administrator, will be assumed or an equivalent award substituted by the successor company or a parent or subsidiary of the successor company. If the successor corporation in a merger or change in control refuses to assume or substitute for the award, then the participant will fully vest in and have the right to exercise the award that is not assumed or substituted as to all of the award

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(including shares as to which it would not otherwise be vested or exercisable). If an award is not assumed or substituted for in connection with a merger or change in control, the administrator will notify the participant in writing that the award will be fully exercisable for a period of time as determined by the administrator in its sole discretion and the award will terminate upon the expiration of that period for no consideration, unless otherwise determined by the administrator. No shares remain available for grant under the 2005 Plan or the 2008 Plan.

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Equity Compensation Plan Information
Securities Authorized for Issuance Under Equity Compensation Plan
The following table sets forth information regarding our equity compensation plans as of December 31, 2022:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options and Rights	Weighted-average Exercise Price of Outstanding Options and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plan
Equity compensation plan approved by stockholders(1)	15,122,359(2)	$9.50(3)	16,733,525(4)

(1)
The 2014 Plan contains an evergreen provision, pursuant to which the number of shares of common stock available for issuance thereunder is increased on the first day of each fiscal year by an amount equal to the least of (a) 10,000,000 shares, (b) 5% of the outstanding shares of common stock on the last day of our immediately preceding fiscal year and (c) such other amount as our Board may determine.

(2)
Includes 10,007,869 shares of common stock subject to RSUs that entitle each holder to one share of common stock for each RSU that vests over the holder’s period of continued service.

(3)
Weighted-average exercise price does not include shares issuable upon vesting of RSUs, which have no exercise price.

(4)
Does not include 4,421,954 shares that became available for issuance under the 2014 Plan on January 1, 2023 pursuant to the evergreen provision.

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CEO Pay Ratio
Set forth below is a reasonable estimate, prepared under applicable SEC rules, of the ratio of the annual total compensation of our CEO to the median of the annual total compensation of our other employees for 2022.
For 2022, our CEO’s annual total compensation, as reported in the Summary Compensation Table, was $4,508,812 and the median of the annual total compensation of our other employees was $148,562. Based on this information, for 2022, the ratio of the annual total compensation of Mr. Darrow to the median of the annual total compensation of all other employees was 30 to 1.
The SEC rules allow us to identify our median compensated employee once every three years unless there has been a change in our employee population or employee compensation arrangements that we reasonably believe would result in a significant change in our pay ratio disclosure. Although there has been no change in our employee population or employee compensation arrangements since December 31, 2020 that we believe would significantly impact the pay ratio disclosure, our median compensated employee left our employment in 2022. We therefore used an employee for our 2022 pay ratio whose compensation is substantially similar to median compensated employee for purposes of our 2020 pay ratio, as permitted by SEC rules.
In 2020, we identified our median compensated employee from our employee population as of December 31, 2020, using W-2 wages paid to our employees in fiscal year 2020 as our consistently-applied compensation measure. Since all of our employees were located in the United States, we did not make any cost-of-living adjustments or foreign currency conversions. In addition, although permitted under SEC rules, we did not annualize the compensation of employees who were not employed with us for the full fiscal year, and therefore the W-2 wages of some employees was lower than it would have been had the compensation been annualized.
The pay ratio disclosed above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

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ITEM 402(v) PAY VERSUS PERFORMANCE
The disclosure included in this section is prescribed by SEC rules and does not necessarily align with how the Company or the Compensation Committee view the link between the Company’s performance and NEO pay. For additional information about our pay-for-performance philosophy and how we align executive compensation with Company performance, refer to the Compensation Discussion and Analysis beginning on page 27.
Required Tabular Disclosure of Pay versus Performance
The amounts set forth below under the headings “Compensation Actually Paid to CEO” and “Average Compensation Actually Paid for NEOs” have been calculated in a manner consistent with Item 402(v) of Regulation S-K under the Exchange Act, or Regulation S-K. Use of the term “compensation actually paid,” or CAP, is required by the SEC’s rules and as a result of the calculation methodology required by the SEC, such amounts differ from compensation actually received by the individuals and the compensation decisions described in the “Compensation Discussion and Analysis” section above.
					Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually paid to Non-PEO NEOs(4)	Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (loss) (millions)(7)	Adjusted EBITDA (millions)(8)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2022	$4,508,812	$2,072,029	$2,321,256	$1,224,363	$52.84	$81.51	$(118.69)	$(29.95)
2021	$3,608,731	$1,545,311	$1,221,066	$489,836	$71.58	$134.42	$(38.33)	$4.89
2020	$3,635,922	$5,223,052	$1,476,475	$965,362	$88.42	$137.33	$76.54	$42.10
(1)
The dollar amounts reported are the amounts of total compensation reported for Michael D. Darrow (our Chief Executive Officer and PEO) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “2022 Summary Compensation Table.”

(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Darrow, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Darrow during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Darrow’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO ($)	Reported Value of Equity Awards(a) ($)	Equity Award Adjustments(b) ($)	Compensation Actually Paid to PEO ($)
2022	$4,508,812	$(3,467,996)	$1,031,213	$2,072,029
2021	$3,608,731	$(3,008,492)	$945,072	$1,545,311
2020	$3,635,922	$(2,659,693)	$4,246,823	$5,223,052

(a)
The grant date fair values of stock awards and option awards represent the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

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(b)
The stock award and the option award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. We used a Monte Carlo simulation to determine the grant date fair value of our 2019 through 2022 equity awards that would vest based on our annualized CAGR compared to that of the Russell 2000 Total Return Index and revalued those awards as of the end of the year for the interim years during the performance period (as applicable) using the same valuation methodology for purposes of this table. We remeasured the fair value at the end of the applicable performance periods and on vesting dates based on the payout resulting from our annualized CAGR compared to that of the Russell 2000 Total Return Index and the closing price of our common stock on the vesting date, as previously disclosed in the Company’s prior proxy statements related the applicable vesting period. The remeasured year end fair value of the March 2019 awards was $4.29 per share as of December 31, 2019, $2.92 per share as of December 31, 2020 and $0.89 per share as of December 31, 2021. The remeasured fair value of the March 2020 awards was $5.00 per share as of December 31, 2020, $3.12 per share as of December 31, 2021 and $2.18 per share as of December 31, 2022. The remeasured fair value of the March 2021 awards was 2.72 as of December 31, 2021 and $2.14 per share as of December 31, 2022. The remeasured fair value of the March 2022 awards was $2.68 as of December 31, 2022. We used the Black-Scholes option-pricing model to determine the grant date fair value of stock options awards granted to our employees. We granted these stock options awards at the money and used the “simplified” method as describe in SAB Topic 14 Question 6 to estimate the expected term. Since these options were no longer at the money after the grant date, we used Rev. Proc. 2003-68 to re-value these stock options awards for purposes of this table. The range of fair values of remeasured stock option awards for our PEO are as follows: (i) for 2020, between $0.65 and $3.47; (ii) for 2021, between $0.88 and $4.21; and (iii) for 2022, between $0.40 and $2.48. The amounts deducted or added in calculating the stock award and the option award adjustments are as follows:

Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments
2022	$1,810,447	$(751,394)	$113,263	$(132,318)	$(8,785)	$1,031,213
2021	$1,438,189	$(923,537)	$287,084	$143,336	$—	$945,072
2020	$3,805,266	$(114,853)	$740,818	$(184,408)	$—	$4,246,823

(3)
The dollar amounts reported in Column (d) represent the average of the amounts reported for our NEOs as a group (excluding our PEO) in the “Total” column of the Summary Compensation Table in each applicable year. The NEOs (excluding our PEO) included for purposes of calculating the average amounts in each applicable year are as follows: for 2022, Jantoon E. Reigersman and Jeffrey J. Swart, for 2021, Jantoon E. Reigersman, Kristin M. Slanina, Simon E. Smith, Jeffrey J. Swart and Charles C. Thomas, and for 2020, Kristin M. Slanina, Simon E. Smith, Jeffrey J. Swart, Charles C. Thomas and Noel B. Watson.

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(4)
The dollar amounts reported in Column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding our PEO), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding our PEO) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding our PEO) for each year to determine the compensation actually paid, using the same methodology described above in Note (2):

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs ($)	Average Reported Value of Equity Awards ($)	Average Equity Award Adjustments(a) ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2022	$2,321,256	$(1,730,805)	$633,912	$1,224,363
2021	$1,221,066	$(844,423)	$113,193	$489,836
2020	$1,476,475	$(1,066,211)	$555,098	$965,362

(a)
The stock award and the option award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; and (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year. We used a Monte Carlo simulation to determine the grant date fair value of our 2019 through 2022 equity awards that would vest based on our annualized CAGR compared to that of the Russell 2000 Total Return Index and revalued those awards as of the end of the year for the interim years during the performance period (as applicable) using the same valuation methodology for purposes of this table. We remeasured the fair value at the end of the applicable performance periods and on vesting dates based on the payout resulting from our annualized CAGR compared to that of the Russell 2000 Total Return Index and the closing price of our common stock on the vesting date, as previously disclosed in the Company’s prior proxy statements related the applicable vesting period. The remeasured year end fair value of the March 2019 awards was $4.29 per share as of December 31, 2019, $2.92 per share as of December 31, 2020 and $0.89 per share as of December 31, 2021. The remeasured fair value of the March 2020 awards was $5.00 per share as of December 31, 2020, $3.12 per share as of December 31, 2021 and $2.18 per share as of December 31, 2022. The remeasured fair value of the March 2021 awards was 2.72 as of December 31, 2021 and $2.14 per share as of December 31, 2022. The remeasured fair value of the March 2022 awards was $2.68 as of December 31, 2022. We used the Black-Scholes option-pricing model to determine the grant date fair value of stock options awards granted to our employees. We granted these stock options awards at the money and used the “simplified” method as describe in SAB Topic 14 Question 6 to estimate the expected term. Since these options were no longer at the money after the grant date, we used Rev. Proc. 2003-68 to re-value these stock options awards for purposes of this table. The range of fair values of remeasured stock option awards for our Non-PEO NEOs are as follows: (i) for 2020, between $0.53 and $3.44; (ii) for 2021, between $0.88 and $4.13; and (iii) for 2022, between $0.40 and $2.37. The amounts deducted or added in calculating the total average stock and option award adjustments are as follows:

2023 ANNUAL
PROXY STATEMENT
Year	Year End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year ($)	Total Equity Award Adjustments
2022	$902,151	$(276,657)	$75,509	$(63,606)	$(3,485)	$633,912
2021	$415,804	$(46,854)	$83,038	$67,584	$(406,379)	$113,193
2020	$759,566	$(49,529)	$239,081	$(75,258)	$(318,762)	$555,098

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid on stock or option awards in 2020, 2021 or 2022.

(6)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. As permitted by SEC rules, the peer group used for this purpose is the group of companies included in the RDG Internet Composite Index, which is the industry peer group used in our Annual Report on Form 10-K pursuant to Item 201(e) of Regulation S-K for the fiscal year ended December 31, 2022. The separate peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on page 26 and 27.

(7)
Net income attributable to TrueCar as reported in the Company’s consolidated financial statements included in our 2022 Annual Report on Form 10-K. The dollar amounts reported represent the amount of net income (loss) reflected in our consolidated audited financial statements for the applicable year.

(8)
As required by Item 402(v) of Regulation S-K, we have determined that Adjusted EBITDA is the Company-Selected Measure, the calculation of which is described in our Annual Report on Form 10-K for the year ended December 31, 2022. Additional information regarding our use of non-GAAP measures and reconciliations to the most directly comparable GAAP measure can be found on Annex A. Adjusted EBITDA may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years.

2023 ANNUAL
PROXY STATEMENT
Pay versus
Performance: Most Important Measures
The most important financial performance measures used by the Company to link CAP to the Company’s NEOs for the most recently completed fiscal year to the Company’s performance are set forth below. For further information regarding these performance metrics and their function in our executive compensation program, please see “Compensation Discussion and Analysis” beginning on page 27.
Most Important Performance Measures
Adjusted EBITDA(1)
Revenue
Compound annual growth in stock price

(1)
Refer to Annex A, “Reconciliation of adjusted EBITDA to GAAP net income (loss)” for a reconciliation of the non-GAAP measure presented to the most directly comparable GAAP measure.

Required Disclosure of the Relationship Between Compensation Actually Paid and Financial Performance Measures
As required by Item 402(v) of Regulation S-K, we are providing the following graphs to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. In addition, the first graph below further illustrates the relationship between Company total shareholder return and that of the RDG Internet Composite Index. As noted above, “compensation actually paid” for purposes of the tabular disclosure and the following graphs were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our NEOs during the applicable years.

2023 ANNUAL
PROXY STATEMENT
Comparison of 3 Year Cumulative Total Return

COMPARISON OF 3 YEAR CUMULATIVE TOTAL RETURN*
Between TrueCar, Inc.
and the RDG Internet Composite Index
$160
$140
$120
$100
$80
$60
$40
$20
$0
12/19
12/20
12/21
12/22
TrueCar, Inc.
RDG Internet Composite

*
$100 invested on 12/31/19 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

Pay versus Performance: TSR

Compensation Actually Paid vs. TSR
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
Cumulative TSR
(value of initial $100 investment)
$137.33
$134.42
$81.51
$88.42
$71.58
$52.84
2020
2021
2022
PEO
Average for Non-PEO NEOs
TSR
Peer Group TSR

2023 ANNUAL
PROXY STATEMENT
Pay versus Performance: Net Income

Compensation Actually Paid vs. Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$80
$30
$(20)
$(70)
$(120)
Net Income (millions)
$76.54
$(38.33)
$(118.69)
2020
2021
2022
PEO
Average for Non-PEO NEOs
Net Income (millions)

Pay versus Performance: Adjusted EBITDA

Compensation Actually Paid vs. Adjusted EBITDA
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
Compensation Actually Paid
$50.00
$40.00
$30.00
$20.00
$10.00
$-
$(10.00)
$(20.00)
$(30.00)
$(40.00)
$(50.00)
Adjusted EBITDA (millions)
$42.10
$4.89
$(29.95)
2020
2021
2022
PEO
Average for Non-PEO NEOs
Adjusted EBITDA

2023 ANNUAL
PROXY STATEMENT
All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

2023 ANNUAL
PROXY STATEMENT
CERTAIN RELATIONSHIPS AND RELATED PARTY AND OTHER TRANSACTIONS
In addition to the director and executive officer compensation arrangements and indemnification arrangements discussed above under “Executive Officers, Directors and Corporate Governance” and “Executive Compensation,” the following is a description of each transaction since January 1, 2022 and each currently proposed transaction in which:
•
we have been or are to be a participant;

•
the amount involved exceeded or exceeds $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

Share Repurchase Program
In July 2020, our Board authorized an open market stock repurchase program, which we refer to as the Program, of up to $75 million to allow for the repurchase of shares of the our common stock through September 30, 2022. In May 2021, our Board increased the authorization of the Program by an additional $75 million, bringing the total authorization to $150 million. In July 2022, our Board extended the expiration of the Program until September 30, 2024. The timing and amount of repurchases are determined by our management based on its evaluation of market conditions and other factors. Repurchases of our common stock may be made under a Rule 10b5-1 plan, which would permit common stock to be repurchased when we might otherwise be precluded from doing so under insider trading laws, open market purchases, privately-negotiated transactions, block purchases or otherwise in accordance with applicable federal securities laws.
In October 2022, we entered into a Stock Purchase Agreement with affiliates of Cannell Capital LLC, a person known to us to beneficially own more than 5% of our common stock, pursuant to which we repurchased 3 million shares of our common stock under the Program at the purchase price of $1.56 per share for $4,680,000 in aggregate consideration.
Indemnification of Officers and Directors
Our Charter and Bylaws provide that we will indemnify our directors and officers, and may indemnify our employees and other agents, to the fullest extent permitted by Delaware law. Delaware law prohibits our Charter from limiting the liability of our directors for the following:
✓
any breach of the director’s duty of loyalty to us or to our stockholders;

✓
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

✓
unlawful payment of dividends or unlawful stock repurchases or redemptions; and

✓
any transaction from which the director derived an improper personal benefit.

In addition to the indemnification required in our Charter and Bylaws, we have entered into an indemnification agreement with each member of our Board. These agreements provide for the indemnification of our directors, officers and some employees for certain expenses and liabilities incurred in connection with any action, suit, proceeding

2023 ANNUAL
PROXY STATEMENT
or alternative dispute resolution mechanism, or hearing, inquiry or investigation that may lead to the foregoing, to which they are a party, or are threatened to be made a party, by reason of the fact that they are or were a director, officer, employee, agent or fiduciary of our company, or any of our subsidiaries, by reason of any action or inaction by them while serving as an officer, director, agent or fiduciary, or by reason of the fact that they were serving at our request as a director, officer, employee, agent or fiduciary of another entity. In the case of an action or proceeding by or in the right of our company or any of our subsidiaries, no indemnification will be provided for any claim where a court determines that the indemnified party is prohibited from receiving indemnification. We believe that these Charter and Bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers.
AutoNation
AutoNation, Inc. (“AutoNation”) and one of its affiliates beneficially owned 6.1% of our Common Stock at December 31, 2022 based on the Schedule 13G filed with the SEC by AutoNation on November 14, 2022. AutoNation has been a longstanding TrueCar Certified Dealer pursuant to the TrueCar Dealer Master Terms and Conditions and Service Terms we entered into with AutoNation on April 29, 2016 (the “AutoNation Dealer Agreement”). Under the AutoNation Dealer Agreement, we provide AutoNation access to certain of our automotive-related products and services, including, among other things, the automotive information and communication platform and data analytics service that we provide to other dealers.
Under the AutoNation Dealer Agreement, for the year ended December 31, 2022, we received cash payments from AutoNation of $7,851,548. We believe that the AutoNation Dealer Agreement is on terms no less favorable to us than we could have obtained from unaffiliated third parties.
Policies and Procedures for Related-Party Transactions
Our audit committee has the primary responsibility for reviewing and approving or disapproving “related-party transactions,” which are transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. For purposes of this policy, a related person is defined as a director, executive officer, nominee for director or greater than 5% beneficial owner of our common stock, in each case since the beginning of the most recently completed year, and their immediate family members. Our audit committee charter provides that the audit committee shall review, approve or disapprove and oversee any related-party transactions.

2023 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE REPORT
This Audit Committee Report does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other TrueCar filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.
The following is the report of the audit committee of our Board of Directors. The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2022 with our management. In addition, the audit committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee also has received the written disclosures and the letter from PricewaterhouseCoopers LLP as required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and the audit committee has discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP.
Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Respectfully submitted by:
Barbara A. Carbone (Chair)
Robert E. Buce
Faye M. Iosotaluno
Erin N. Lantz

2023 ANNUAL
PROXY STATEMENT
PROPOSAL ONE: ELECTION
OF DIRECTORS
Our Board consists of eight members. In accordance with our Charter, our Board is divided into three classes with staggered three-year terms. At the Annual Meeting, one director will be elected for a three-year term.
Nominees
Our nominating committee recommended, and our Board approved, Brendan L. Harrington as a nominee for election to the Board at the Annual Meeting. Mr. Harrington is currently a director of the Company. Christopher W. Claus and John W. Mendel, current Class III directors, are retiring from their service on the Board effective at the Annual Meeting. Effective at the Annual Meeting, the size of the Board will be reduced from eight to six members. Proxies may not be voted for a greater number of persons than the number of nominees named. If elected, Mr. Harrington will serve as a director until our annual meeting in 2026, and until a successor is qualified and elected or until his earlier resignation or removal. Please see “Executive Officers, Directors and Corporate Governance” in this proxy statement for information concerning Mr. Harrington.
Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Brendan L. Harrington. If Mr. Harrington is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board. We are not aware of any reason that Mr. Harrington would be unable or unwilling to serve as a director.
Vote Required
Directors are elected by a plurality of the voting power of the shares present virtually or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.
The Board unanimously recommends that stockholders vote “FOR” the election of Brendan L. Harrington as a Class III director to serve until the 2026 annual meeting of stockholders or until his successor is duly elected and qualified.

2023 ANNUAL
PROXY STATEMENT
PROPOSAL TWO:
RATIFICATION OF
SELECTION OF
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING
FIRM
The audit committee has appointed PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and recommends that stockholders vote for ratification of that appointment. The audit committee, in its discretion, may appoint a new independent registered public accounting firm at any time during the year, notwithstanding the results of any vote and despite the fact it has already appointed PwC, if the audit committee believes that a change in our independent registered public accountant would be in our best interests and those of our stockholders. If our stockholders do not ratify this appointment, the audit committee may consider whether it should appoint another independent registered public accounting firm.
PwC served as our independent registered public accounting firm for the 2021 and 2022 fiscal years. We expect that representatives of PwC will be present at the virtual Annual Meeting to respond to appropriate questions and to make a statement if they so desire.
Principal Accounting Fees and Services
The following table sets forth all fees accrued or paid to PwC for the years ended December 31, 2021 and 2022:
	Fiscal Year
	2021	2022
Audit Fees	$1,585,000	$1,720,000
Audit-Related Fees	—	35,118
Tax Fees	130,317	27,500
All Other Fees	4,196	4,150
Total	$1,719,513	$1,786,768
Audit fees cover professional services provided by PwC in connection with the audit of our annual financial statements and an audit of the effectiveness of internal control over financial reporting, quarterly reviews of financial statements included in our annual reports on Form 10-K and quarterly reports on Form 10-Q and professional services rendered in connection with comfort letters, consents and reviews of other documents filed with the SEC.
Audit-related fees are fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, including due diligence activities relating to mergers and acquisitions and consultations concerning financial accounting and reporting standards.

2023 ANNUAL
PROXY STATEMENT
Tax fees cover tax services provided by PwC including detailed tax studies (Section 382 studies), tax planning projects, consultation, tax advice related to mergers and acquisitions, and tax compliance services.
All other fees cover license fees for accounting research and disclosure software.
Pre-approval Policy.   Under our audit committee’s charter, the audit committee is required to pre-approve all audit services and to pre-approve (or approve subsequently, where permitted by law) all non-audit and tax services performed by our independent registered public accounting firm in order to ensure that the provision of those services does not impair the public accounting firm’s independence. In fiscal years 2021 and 2022, all fees identified above under the captions “Audit Fees,” “Audit-Related Fees,” “Tax Fees” and “All Other Fees” that PwC billed were approved by the audit committee in accordance with the audit committee’s charter and other applicable legal requirements.
The audit committee has determined that PwC’s rendering of other professional services for tax compliance and tax advice is compatible with maintaining PwC’s independence.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present virtually or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of PwC as our independent registered public accounting firm for fiscal year 2023. A share that abstains on this proposal is treated as a share present virtually or represented by proxy and entitled to vote and, therefore, will have the effect of a vote “against” ratifying PwC as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.
The Board, at the audit committee’s recommendation, unanimously recommends that stockholders vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023.

2023 ANNUAL
PROXY STATEMENT
PROPOSAL THREE: ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to approve, by advisory vote, the compensation of our named executive officers, as described in this proxy statement.
This proposal, commonly referred to as a “say-on-pay” vote, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and our executive compensation philosophy, objectives and program, as described in this proxy statement. Accordingly, we ask our stockholders to approve the compensation of our named executive officers, as disclosed in the section entitled “Executive Compensation” of this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure, by casting a non-binding advisory vote “FOR” the following resolution:
“RESOLVED, that the stockholders of TrueCar, Inc. approve, on a non-binding advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the 2023 Annual Meeting, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
As an advisory vote, the result will not be binding on the Board or the compensation committee. The say-on-pay vote will, however, provide us with important feedback from our stockholders about our executive compensation philosophy, objectives and program. The Board and the compensation committee value the opinions of our stockholders and expect to take into account the outcome of the vote when considering future executive compensation decisions and when evaluating our executive compensation program. The next scheduled say-on-pay vote will be at the 2024 annual meeting of stockholders.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present virtually or represented by proxy and entitled to vote on the matter is necessary to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. A share that abstains on this proposal is treated as a share present virtually or represented by proxy and entitled to vote and, therefore, will have the effect of a vote “against” approval, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Broker non-votes will have no effect on the outcome of the vote.
The Board unanimously recommends a vote “FOR” the approval, on a non-binding advisory basis, of our executive compensation, as discussed in this proxy statement.

2023 ANNUAL
PROXY STATEMENT
PROPOSAL FOUR:
APPROVAL OF THE 2023
EQUITY INCENTIVE PLAN
Our stockholders are being asked to approve a new 2023 Equity Incentive Plan, which we refer to as the Plan. Our current stockholder-approved equity plan, the 2014 Equity Incentive Plan, which we refer to as(the 2014 Plan, currently is set to expire in 2024. Our Board has adopted the Plan, subject to approval from our stockholders at the Annual Meeting. If our stockholders approve the Plan, it will immediately replace the 2014 Plan, and the 2014 Plan will terminate immediately, and no further awards will be made under the 2014 Plan, but the 2014 Plan will continue to govern awards previously granted under it. If our stockholders do not approve the Plan, the 2014 Plan will remain in effect through the remainder of its term. The Board has determined that it is in the best interests of the Company to adopt the Plan and is asking our stockholders to approve the Plan. The Company’s named executive officers and directors have an interest in this proposal as they are eligible to receive equity awards under the Plan.
Proposal
We have historically provided stock options, restricted stock units, performance units and other types of equity awards as an incentive to our employees, directors and consultants to promote increased stockholder value. The Board and management believe that stock options, restricted stock units, performance units and other types of equity awards are one of the primary ways to attract and retain key personnel responsible for the continued development and growth of our business, and to motivate all employees to increase stockholder value. In addition, stock options, restricted stock units, performance units and other types of equity awards are considered a competitive necessity in the technology industry in which we compete.
The Board believes that the Company must offer a competitive equity incentive program if it is to continue to successfully attract and retain the best possible candidates for positions of substantial responsibility within the Company. We intend to use this new plan to continue our current practice of granting equity awards to many of our employees. The Board expects that the Plan will be an important factor in continuing to attract, retain and reward high caliber employees who are essential to our success and in providing incentive to these individuals to promote the success of the Company.
The board unanimously recommends that stockholders vote “FOR” the approval of the 2023 Equity Incentive Plan.
Highlights Of The 2023 Equity Incentive Plan
The following number of shares of our common stock will be reserved for issuance under the Plan: (i) 0 shares, plus (ii) (A) any shares that, as of immediately prior to the termination or expiration of the 2014 Plan, have been reserved but not issued under any awards granted under the 2014 Plan and are not subject to any awards granted thereunder, plus (B) any shares subject to awards granted under the 2014 Plan that, after the 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full, are forfeited to or repurchased by the Company due to failure to vest or are acquired by the Company (other than shares repurchased by the Company on the open market) pursuant to awards granted under the 2014 Plan used to pay the exercise price or purchase price of such an award or to satisfy the tax withholding obligations of such an award, with the maximum number of shares that may be added to the Plan under clause (ii) above equal to 37,248,081 shares.

2023 ANNUAL
PROXY STATEMENT
The Plan includes several features that are consistent with protecting the interests of our stockholders and sound corporate governance practices. These features are highlighted below and are more fully described in the summary of the Plan further below in this proposal.
•
No Evergreen.   The Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares available for grant under the Plan.

•
No Repricing or Exchange of Awards.   The Plan prohibits us from instituting a program to reduce the exercise price of outstanding awards or surrender or cancel outstanding awards for new awards and/or cash.

•
No Discounted Options or SARs.   All options and stock appreciation rights, or SARs, must have an exercise or measurement price that is at least equal to the fair market value of the underlying common stock on the date of grant.

•
No Dividends on Unexercised Options or SARs.   No dividends or other distributions will be paid with respect to shares that are subject to unexercised stock options or SARs.

•
Dividends on Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares Not Paid Until Award Vests.   Dividends or other distributions payable with respect to shares subject to these awards will not be paid before and unless the underlying shares vest; provided, however, that if dividends or distributions are paid in shares on awards of restricted stock, those shares will be issued at the time of the applicable dividend or distribution and will be subject to the same restrictions on transferability and forfeitability as the related shares of restricted stock.

•
Limit on Non-Employee Director Compensation.   In any fiscal year, non-employee directors may not be granted cash-settled or stock-settled awards in amounts that exceed the limits contained in the Plan.

•
No Automatic Vesting of Awards in a Change in Control.   The Plan does not provide for the automatic vesting of awards in connection with a change in control where a successor corporation assumes the awards. Instead, the Plan allows the Administrator (as defined below) to determine the treatment of awards in connection with a change in control, provided that if the successor corporation does not assume or substitute for an award, the award will fully vest. The Plan is administered by a committee of independent directors.

•
Awards May Be Subject to Clawback.   Each award under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that we are required to adopt under the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws, and the Administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award, according to such clawback policy or in order to comply with applicable laws.

Considerations Of The Board In Making Its Recommendation
After the consideration and input of our compensation committee, our Board approved the Plan and the number of shares of our common stock reserved under the Plan. The number of shares reserved under the Plan is proposed in order to give the Board and the compensation committee continued flexibility to grant stock options, restricted stock units, performance units and other types of equity awards.
The Board and management believe that granting equity awards motivates higher levels of performance, aligns the interests of employees and stockholders by giving employees the perspective of owners with equity stakes in the Company, and provides an effective means of recognizing employee contributions to our success. The Board and management also believe that equity awards are of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and encouraging current employees and other service providers. Finally, the Board and management believe that the ability to grant equity awards will be important to our future success by helping us to accomplish these objectives.
If our stockholders approve the Plan, we currently anticipate that the shares available under the Plan will be sufficient to meet our expected needs through 2025, depending on a variety of factors, including, but not limited to,

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stock price, hiring, and long-term incentive compensation mix. In determining the number of shares to be reserved for issuance under the Plan, the compensation committee and the Board also considered the following:
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Remaining Competitive by Attracting/Retaining Talent.   As discussed above, the compensation committee and the Board considered the importance of an adequate pool of shares to attract, retain and reward our high-performing employees, especially since we compete with many companies for a limited pool of talent.

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Historical Grant Practices.   The compensation committee and the Board considered the historical amounts of equity awards that we have granted in the past three years. In fiscal years 2022, 2021, and 2020, we granted equity awards representing a total of 23,579,659 shares.

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Forecasted Grants.   As discussed above, the compensation committee and the Board anticipate that the proposed share reserve, based on projected share utilization will be sufficient for our equity award usage through at least 2025. In determining the projected share utilization, the compensation committee and the Board considered a forecast that included the following factors: (i) the approximately 15,958,369 unissued shares remaining under the 2014 Plan as of the date of the initial action by the Board to approve the Plan; (ii) our anticipated employee and other service provider retention needs; (iii) the additional 0 shares that would be available for grant under the Plan, if the stockholders approve the Plan; and (iv) the estimated cancellations and forfeitures returned back to the 2014 Plan.

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Proxy Advisory Firm Guidelines.   Because of our significant institutional stockholder base, the compensation committee and the Board also considered the relevant guidelines from proxy advisory firms.

Summary Of The 2023 Equity Incentive Plan
The following is a summary of the principal features of the Plan and its operation. The summary is qualified in its entirety by reference to the Plan as set forth in Appendix A.
General
The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants who perform services to the Company, and to promote the success of the Company’s business. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units, and performance shares.
Authorized Shares
Subject to the adjustment provisions contained in the Plan, stockholders are being asked to approve the reservation of the following number of shares of our common stock for issuance under the Plan: (i) 0 shares, plus (ii) (A) any shares that, as of immediately prior to the termination or expiration of the 2014 Plan, have been reserved but not issued under any awards granted under the 2014 Plan and are not subject to any awards granted thereunder, plus (B) any shares subject to awards granted under the 2014 Plan that, after 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest or are acquired by the Company (other than shares repurchased by the Company on the open market) pursuant to awards granted under the 2014 Plan used to pay the exercise price or purchase price of such an award or to satisfy the tax withholding obligations of such an award, with the maximum number of shares that may be added to the Plan under clause (ii) above equal to 37,248,081 shares. In addition, shares may become available for issuance under the Plan as described in the next paragraph. The shares may be authorized, but unissued, or reacquired common stock. As of March 31, 2023, the number of shares subject to awards outstanding under the 2014 Plan, assuming a maximum payout on outstanding PSUs, was 20,671,452 shares.
If any award granted under the Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased or forfeited or repurchased shares subject to such award will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to stock appreciation rights, only shares actually issued (i.e., the net shares issued) pursuant to a stock appreciation right will cease to be available under the plan; all remaining shares under stock appreciation rights will

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remain available for future grant or sale under the plan (unless the plan has terminated). If shares issued under restricted stock, restricted stock units, performance shares or performance units are repurchased by or forfeited to the Company due to failure to vest, such shares will become available for future grant under the Plan. Shares acquired pursuant to awards used to pay the exercise price or purchase price of an award or to satisfy the tax withholding obligations of an award will become available for future grant or sale under the Plan. If an award is paid out in cash rather than shares, the number of shares available for issuance under the Plan will not be reduced. Shares repurchased by the Company on the open market using the proceeds from the exercise of an award will not increase the number of shares available for future grant under the Plan.
Adjustments to Shares subject to the Plan
In the event of any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure affecting our common stock occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan, and/or the number, class and price of shares of stock subject to outstanding awards, and the numerical share limits in the Plan.
Administration
The Plan will be administered by the Board, any committee of the Board, or a committee of individuals satisfying applicable laws appointed by the Board, or by a duly authorized committee of the Board in accordance with the terms of the Plan, which where applicable, we refer to as, the Administrator. In the case of transactions, including grants to certain officers and key employees of the Company, intended to qualify, as exempt under Rule 16b-3 of the Securities Exchange Act of 1934, or the Exchange Act, the members of the committee must qualify as “non-employee directors” under Rule 16b-3 of the Exchange Act.
Subject to the terms of the Plan, the Administrator has the authority to interpret and administer the Plan, including but not limited to, the authority, in its discretion, to select the employees, consultants, and directors who will receive awards, to determine the terms and conditions of awards, to modify or amend each award (subject to the restrictions of the Plan), including to accelerate vesting or waive forfeiture restrictions, to extend the post-service exercise period applicable to an award, and to interpret the provisions of the Plan and outstanding awards. The Administrator may allow a participant to defer the receipt of payment of cash or delivery of shares that otherwise would be due to such participant. The Administrator may make rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing administration of the Plan, or for qualifying for favorable tax treatment under applicable non-U.S. laws and may make all other determinations deemed necessary or advisable for administering the Plan. The Administrator may temporarily suspend the exercisability of an award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with applicable laws, provided that such suspension must be lifted before the expiration of the maximum term and post-service exercisability period of an award, unless doing so would not comply with applicable laws. The Administrator cannot institute an exchange program under which (i) outstanding awards are surrendered or cancelled in exchange for awards of the same type (which may have a higher or lower exercise price and/or different terms), awards of a different type and/or cash (including a cash buyout of underwater options or stock appreciation rights); (ii) participants would have the opportunity to transfer for value any outstanding awards to a financial institution or other person or entity selected by the Administrator; or (iii) the exercise price of an outstanding award is reduced.
Eligibility
Awards may be granted to employees, directors and consultants of the Company and employees and consultants of any parent or subsidiary corporation of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 31, 2023, approximately 432 employees, 7 non-employee directors, and no consultants were eligible to participate in the Plan. As of the same date, the closing price of a share of our common stock as reported on The Nasdaq Global Select Market was $2.30.

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Stock Options
Each option granted under the Plan will be evidenced by a written or electronic agreement between the Company and a participant specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the requirements of the Plan.
The exercise price per share of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, an exception may be made for any options that are granted in substitution for options held by employees of companies that the Company acquires in a manner consistent with Section 424(a) of the Code. In addition, any incentive stock option granted to an employee who, at the time of grant, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “Ten Percent Stockholder”) must have an exercise price per share equal to at least 110% of the fair market value of a share on the date of grant. The aggregate fair market value of the shares (determined on the grant date) covered by incentive stock options that first become exercisable by any participant during any calendar year also may not exceed $100,000. Generally, the fair market value of our common stock is the closing price of our stock on any established stock exchange or national market system on the applicable date.
The Plan provides that the Administrator will determine the acceptable form(s) of consideration for exercising an option. An option will be deemed exercised when the Company receives the notice of exercise and full payment for the shares to be exercised, together with any applicable tax withholdings.
Options will be exercisable at such times or under such conditions as determined by the Administrator and set forth in the award agreement. The maximum term of an option will be specified in the award agreement but will not be more than 10 years, provided that an incentive stock option granted to a Ten Percent Stockholder must have a term not exceeding 5 years.
The Administrator will determine and specify in each award agreement, and solely in its discretion, the period of exercise applicable to each option following a service provider’s cessation of service. In the absence of such a determination by the Administrator, the participant generally will be able to exercise his or her option for (i) 3 months following his or her cessation of service for reasons other than death or disability, and (ii) 12 months following his or her cessation of service due to disability or following his or her death while holding the option. An award agreement may provide for an extension of a post-service exercise period upon a cessation of service for reasons other than death or disability if the exercise of the option following such cessation of service would result in liability under Section 16(b) of the Exchange Act or would violate the registration requirements under the Securities Act.
Stock Appreciation Rights
A stock appreciation right gives a participant the right to receive the appreciation in the fair market value of our common stock between the date of grant of the award and the date of its exercise. Each stock appreciation right granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the exercise price and the other terms and conditions of the award, consistent with the requirements of the Plan.
The exercise price per share of each stock appreciation right may not be less than the fair market value of a share on the date of grant. Upon exercise of a stock appreciation right, the holder of the award will be entitled to receive an amount determined by multiplying (i) the difference between the fair market value of a share on the date of exercise over the exercise price by (ii) the number of exercised shares. The Company may pay the appreciation in cash, in shares, or in some combination thereof. The term of a stock appreciation right will be set forth in the award agreement but will not be more than 10 years. The terms and conditions relating to the period of exercise following a cessation of service with respect to options described above also apply to stock appreciation rights.
Restricted Stock Awards
Awards of restricted stock are rights to acquire or purchase shares, which vest in accordance with the terms and conditions established by the Administrator in its sole discretion. Each restricted stock award granted will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and the other terms and conditions of the award, consistent with the requirements of the Plan.

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Restricted stock awards may be subject to vesting conditions if and as the Administrator specifies, and the shares acquired may not be transferred by the participant until vested. The Administrator may set restrictions based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
Unless otherwise provided by the Administrator, a participant will forfeit any shares of restricted stock as to which the restrictions have not lapsed before the participant’s cessation of service. Unless the Administrator provides otherwise, and subject to the general rules in the Plan related to dividends (described below), participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions on transferability and forfeitability as the underlying shares and dividends or other distributions payable with respect to shares subject to awards will not be paid before and unless the underlying shares vest. The Administrator may, in its sole discretion, reduce or waive any restrictions and may accelerate the time at which any restrictions will lapse or be removed.
Restricted Stock Units
The Administrator may grant restricted stock units which represent a right to receive shares at a future date as set forth in the participant’s award agreement. Each restricted stock unit granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the number of shares subject to the award and other terms and conditions of the award, consistent with the requirements of the Plan.
Restricted stock units will result in a payment to a participant only if the performance goals or other vesting criteria (if any) the Administrator may establish are achieved or the awards otherwise vest. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion, which, depending on the extent to which they are met, will determine the number of restricted stock units to be paid out to participants.
After the grant of a restricted stock unit award, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout and may accelerate the time at which any restrictions will lapse or be removed. A participant will forfeit any unearned restricted stock units as of the date set forth in the award agreement. The Administrator in its sole discretion may pay earned restricted stock units in cash, shares of our common stock, or a combination of cash and shares.
Performance Units and Performance Shares
Performance units and performance shares may also be granted under the Plan. Performance units and performance shares are awards that will result in a payment to a participant only if the performance goals or other vesting criteria (if any) the Administrator may establish are achieved or the awards otherwise vest. Each award of performance units or shares granted under the Plan will be evidenced by a written or electronic agreement between the Company and the participant specifying the performance period and other terms and conditions of the award, consistent with the requirements of the Plan. Earned performance units and performance shares will be paid, in the sole discretion of the Administrator, in the form of cash, shares (which will have an aggregate fair market value equal to the earned performance units or shares at the close of the applicable performance period), or in a combination thereof. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit or individuals goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion, and which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants.
After the grant of a performance unit or performance share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance units or shares. Performance units will have an initial value established by the Administrator on or before the date of grant. Each performance share will

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have an initial value equal to the fair market value of a share on the grant date. A participant will forfeit any performance shares or units that are unearned or unvested as of the date set forth in the award agreement.
Non-Employee Director Limitations
The Plan provides, in any fiscal year of the Company, that no non-employee director may be granted (i) cash-settled equity awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles), of more than $750,000, increased to $1,500,000 in connection with his or her initial service, or (ii) stock-settled equity awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $750,000, increased to $1,500,000 in connection with his or her initial service. Any equity awards or other compensation provided to an individual while he or she was an employee, or while he or she was a consultant but not a non-employee director, will not count for purposes of these limitations.
Dividends
Dividends or other distributions payable with respect to shares subject to equity awards will not be paid before and unless the underlying shares vest, and will be subject to the same forfeitability provisions as the underlying shares; provided, however, that if dividends or distributions are paid in shares on awards of restricted stock, those shares will be issued at the time of the applicable dividend or distribution and will be subject to the same restrictions on transferability and forfeitability as the shares of restricted stock with respect to which they were paid. No dividends or other distributions will be paid with respect to shares that are subject to unexercised options or stock appreciation rights, although this rule will not preclude the Administrator from exercising its powers and authority under the adjustment, liquidation and merger and change in control provisions of the Plan.
Transferability of Awards
Unless determined otherwise by the Administrator and subject to the terms of the Plan, awards granted under the Plan generally are not transferable other than by will or by the laws of descent and distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.
Dissolution or Liquidation
In the event of the Company’s proposed dissolution or liquidation, the Administrator will notify each participant as soon as practicable before the effective date of such proposed transaction. An award will terminate immediately before consummation of such proposed action to the extent the award has not been previously exercised or vested.
Change in Control
The Plan provides that, in the event of a merger of the Company with or into another corporation or entity or a “change in control” (as defined in the Plan), each outstanding award will be treated as the Administrator determines without a participant’s consent, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation or its affiliate with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately before the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable or restrictions applicable to an award will lapse, in whole or in part, before or upon consummation of such merger of change in control, and, to the extent the Administrator determines, terminate upon or immediately before the effectiveness of such merger or change in control; (iv) (A) the termination of an award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment), or (B) the replacement of such award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted by the Plan, the Administrator will not be obligated to treat all awards, all awards held by a participant, all awards of the same type, or all portions of awards, similarly in the transaction.

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If the successor corporation does not assume or substitute for the award (or portion thereof), the participant will fully vest in and have the right to exercise the participant’s outstanding options and stock appreciation rights (or portion thereof) that is not assumed or substituted for, all restrictions on restricted stock, restricted stock units, performance shares and performance units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents. In addition, unless specifically provided otherwise by the Administrator or under the applicable award agreement or other written agreement authorized by the Administrator between the participant and the Company or any of its subsidiaries or parents, if an option or stock appreciation right (or portion thereof) is not assumed or substituted for, the Administrator will notify the participant in writing or electronically that the option or stock appreciation right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the option or stock appreciation right (or its applicable portion) will terminate upon the expiration of such period.
With respect to awards granted to a non-employee director that are assumed or substituted for, if on the date of or following such assumption or substitution the participant’s status as a director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the participant (unless such resignation is at the request of the acquirer), then the participant will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including shares as to which such award which would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units will lapse, and, with respect to such awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
Forfeiture Events
The Administrator may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events. Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that we are required to adopt under the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws. The Administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award, according to such clawback policy or in order to comply with applicable laws.
Termination or Amendment
The Plan will automatically terminate 10 years from the date of its initial adoption by the Board (or its designated committee) in 2023, unless terminated at an earlier time by the Administrator. The Administrator may amend, alter, suspend or terminate the Plan at any time, provided that the Company will obtain stockholder approval of any amendment to the extent approval is necessary and desirable to comply with any applicable laws. No amendment, alteration, suspension or termination will materially impair the rights of any participant unless mutually agreed otherwise between the participant and the Administrator.
Key Differences From the 2014 Plan
The Plan is substantively similar to the 2014 Plan in most respects, but there are some material differences between the Plan and the 2014 Plan, including: (i) unlike the 2014 Plan, the Plan does not contain an annual “evergreen” provision that automatically increases the number of shares available for issuance each year; (ii) unlike the 2014 Plan, the Plan explicitly includes the ability to provide for an extension of an option’s post-service exercise period upon certain cessations of service if the exercise of the option following such cessation of service would result in certain types of liability or would violate securities laws; and (iii) each award under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that we are required to adopt under the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by applicable laws, and the Administrator (as defined below) may require a

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participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award, according to such clawback policy or in order to comply with applicable laws.
Federal Tax Aspects
The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or non-U.S. country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options
An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, the Company will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by the Company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.
Nonstatutory Stock Options
Options not designated or qualifying as incentive stock options will be nonstatutory stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to the Company with respect to the grant of a nonstatutory stock option or the sale of the stock acquired through such grant.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

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Restricted Stock Awards
A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than 30 days after the date the shares are acquired. Upon the sale of shares acquired through a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Units
There generally are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the Administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Units and Performance Shares
A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or nonrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Plan with a deferral feature will be subject to the requirements of Section 409A of the Code. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. The Company will also have withholding and reporting requirements with respect to such amounts.
Medicare Surtax
A participant’s annual “net investment income”, as defined in Section 1411 of the Internal Revenue Code, may be subject to a 3.8% federal surtax (generally referred to as the “Medicare Surtax”). Net investment income may include capital gain and/or loss arising from the disposition of shares subject to a participant’s awards under the Plan. Whether a participant’s net investment income will be subject to the Medicare Surtax will depend on the participant’s level of annual income and other factors.
Tax Effect for the Company
The Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and

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applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
Number Of Awards Granted to Employees, Consultants, And Directors
The number of awards that an employee, director or consultant may receive under the Plan is in the discretion of the Administrator and therefore cannot be determined in advance. The following table sets forth (i) the aggregate number of shares of our common stock subject to options, restricted stock units, and performance units granted under the 2014 Plan to our NEOs and the below-listed groups during the last fiscal year (no other types of awards were granted to such individuals during the last fiscal year); (ii) the average per share exercise price of such options; and (iii) the dollar value of such restricted stock units and performance units based on their aggregate grant date fair value determined pursuant to FASB ASC Topic 718. In the case of the directors who are not executive officers (as a group), such information reflects the awards received under the outside director compensation policy that was in effect in 2022.
Name of Individual or Group	Number of Shares Subject to Options	Weighted Average Per Share Exercise Price of Options	Number of Restricted Stock Units	Number of Performance Units at Target	Dollar Value of Equity Awards(1)
Michael D. Darrow President and CEO	0	0	260,000	477,690	$3,467,996
Jantoon E. Reigersman CFO and COO	0	0	256,000	302,362	$2,556,270
Jeffrey J. Swart EVP, General Counsel and Secretary	0	0	90,666	107,086	$905,340
All executive officers, as a group	0	0	606,666	887,138	6,929,606
All directors who are not executive officers, as a group	0	0	519,519	0	$1,349,985
All employees who are not executive officers, as a group	0	0	4,704,187	718,757	19,957,080

(1)
Reflects the aggregate grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718.

Required Vote
The approval of the TrueCar, Inc. 2023 Equity Incentive Plan must receive the affirmative vote of a majority of the shares present virtually in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Abstentions are treated as shares present and entitled to vote for purpose of this proposal and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.
Summary
We believe strongly that approval of the Plan is essential to our continued success and ability to compete for talent in the labor markets in which we operate. Our employees are one of our most valuable assets. Stock options, restricted stock units, performance units and other awards such as those provided under the Plan are vital to our ability to attract and retain outstanding and highly skilled individuals. Such awards also are crucial to our ability to motivate employees to achieve the Company’s goals. For the reasons stated above, the stockholders are being asked to approve the Plan.
The Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented or otherwise allowed to be considered at the Annual Meeting, the persons named in the enclosed proxy will have discretion to vote shares they represent in accordance with their own judgment on such matters.

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It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to submit your proxy or voting instructions at your earliest convenience.
BY ORDER OF THE BOARD OF DIRECTORS
Santa Monica, California
May 1, 2023

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ANNEX A −
RECONCILIATION OF
ADJUSTED EBITDA TO
GAAP NET INCOME (LOSS)
This proxy statement contains information regarding Adjusted EBITDA, which is a financial measure that is not calculated in accordance with generally accepted accounting principles in the United States, or GAAP. We define Adjusted EBITDA as net income (loss) adjusted to exclude interest income, depreciation and amortization, stock-based compensation, (gain) loss from equity method investment including impairment charges, certain litigation costs, certain restructuring costs, certain transaction costs, changes in the fair value of contingent consideration liability, goodwill impairment, other income, lease exit costs, impairment of right-of-use assets, and income taxes.
We have provided below a reconciliation of Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure. Adjusted EBITDA should not be considered as an alternative to net income (loss) or any other measure of financial performance calculated and presented in accordance with GAAP. In addition, our Adjusted EBITDA measure may not be comparable to similarly titled measures of other organizations as they may not calculate Adjusted EBITDA in the same manner as we calculate this measure.
We use Adjusted EBITDA as an operating performance measure as it is (i) an integral part of our reporting and planning processes; (ii) used by our management and Board to assess our operational performance, and together with operational objectives, as a measure in evaluating employee compensation and bonuses; and (iii) used by our management to make financial and strategic planning decisions regarding future operating investments. We believe that using Adjusted EBITDA facilitates operating performance comparisons on a period-to-period basis because it excludes variations primarily caused by changes in the excluded items noted above. In addition, we believe that Adjusted EBITDA is widely used by investors, securities analysts, rating agencies and other parties in evaluating companies as measures of financial performance and debt-service capabilities.

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The following table presents a reconciliation of net (loss) income to Adjusted EBITDA for each of the periods presented:
	Year Ended December 31,
	2022	2021	2020
	(in thousands)
Reconciliation of Net (Loss) Income to Adjusted EBITDA:
Net (loss) income	$(118,685)	$(38,329)	$76,544
Income from discontinued operations, net of taxes	—	(40)	(96,383)
Loss from continuing operations	(118,685)	(38,369)	(19,839)
Non-GAAP adjustments:
Interest income	(2,565)	(52)	(462)
Depreciation and amortization	16,520	16,279	20,547
Stock-based compensation	17,681	20,395	23,077
(Gain) loss from equity method investment(1)	(1,845)	5,404	1,989
Certain litigation costs(2)	—	—	(1,939)
Restructuring charges(3)	—	—	8,346
Transaction costs(4)	1,200	—	—
Change in fair value of contingent consideration liability	359	41	182
Goodwill impairment(5)	59,775	—	8,264
Other income	(40)	(667)	(198)
Lease exit costs(6)	214	—	—
Impairment of right-of-use (“ROU”) assets(7)	—	1,652	2,136
Provision for (benefit from) income taxes	(2,560)	206	(6)
Adjusted EBITDA	$(29,946)	$4,889	$42,097

(1)
The excluded amounts include a $1.8 million from changes in fair value of a derivative asset recognized from the sale of our equity method investment in Accu-Trade during the first quarter of 2022, and a $4.1 million impairment charge on our equity method investment in Accu-Trade in the fourth quarter of 2021.

(2)
For the year ended December 31, 2020, the excluded amount represents a $2.0 million payment received from one of our insurance carriers in settlement of a lawsuit we brought in the fourth quarter of 2017 to recover insured legal fees. We believe the exclusion of the legal fees recovery is appropriate to facilitate comparisons of our core operating performance on a period-to-period basis.

(3)
The excluded amount represents charges associated with the restructuring plans undertaken in the second quarter of 2020 to improve efficiency and reduce expenses. We believe excluding the impact of these charges is consistent with our use of these non-GAAP measures as we do not believe they are a useful indicator of our ongoing operating results.

(4)
The excluded amount represents external legal, accounting, consulting and other third-party fees and costs we incurred in connection with the Digital Motors acquisition. The excluded amounts also included a $0.25 million associated with acceleration of unvested options to purchase shares of Digital Motors stock held by Digital Motors employees at the time of the acquisition that are accounted for as post-combination compensation expense. These expenses are included in general and administrative expenses in our consolidated statements of comprehensive income (loss). We consider these fees and costs, which are associated with merger and acquisition transactions outside the normal course of our operations, to be unrelated to our underlying results of operations and believe that their exclusion provides investors with a more complete understanding of the factors and trends affecting our business operations.

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(5)
The excluded amounts represent non-cash impairment charges we recognized on our goodwill during the third quarter of 2022 and the first quarter of 2020.

(6)
The excluded amount represents lease exit costs and early termination gains associated with one of our existing office locations. We consider these charges to be unrelated to our underlying results of operations and believe that their exclusion is appropriate to facilitate period-to-period operating performance comparisons.

(7)
The excluded amount represents impairment charges on our ROU assets associated with certain of our existing office locations. We consider these charges to be unrelated to our underlying results of operations and believe that their exclusion is appropriate to facilitate period-to-period operating performance comparisons.

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Appendix A
TRUECAR, INC.
2023 EQUITY INCENTIVE PLAN
1.   Purposes of the Plan.   The purposes of this Plan are:
•
to attract and retain the best available personnel for positions of substantial responsibility,

•
to provide additional incentive to Employees, Directors and Consultants, and

•
to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares.
2.   Definitions.   As used herein, the following definitions will apply:
(a)   “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b)   “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including without limitation the related issuance of Shares, including without limitation under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.
(c)   “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(d)   “Award Agreement” means the written or electronic agreement provided by the Company setting forth the terms and provisions applicable to an Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e)   “Board” means the Board of Directors of the Company.
(f)   “Change in Control” means the occurrence of any of the following events:
(i)   Change in Ownership of the Company.   A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change

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in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (i). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or
(ii)   Change in Effective Control of the Company.   A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii)   Change in Ownership of a Substantial Portion of the Company’s Assets.   A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.
For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g)   “Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h)   “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.
(i)   “Common Stock” means the common stock of the Company.
(j)   “Company” means TrueCar, Inc., a Delaware corporation, or any successor thereto.
(k)   “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary of the Company to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or

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maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(l)   “Director” means a member of the Board.
(m)   “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n)   “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(o)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.
(p)   “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash (including a cash buyout of underwater Options or Stock Appreciation Rights); (ii) Participants would have the opportunity to transfer for value any outstanding Awards to a financial institution or other person or entity selected by the Administrator (a transfer for “value” shall not be deemed to occur under this Plan where an Award is transferred by a Participant for bona fide estate planning purposes to a trust or other testamentary vehicle approved by the Administrator); and/or (iii) the exercise price of an outstanding Award is reduced. The Administrator cannot institute an Exchange Program, provided that nothing in this Section 2(p) shall preclude the Administrator from exercising its powers and authority under Section 14.
(q)   “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market of The Nasdaq Stock Market, or the New York Stock Exchange, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;
(ii)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(iii)   In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(r)   “Fiscal Year” means the fiscal year of the Company.

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(s)   “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(t)   “Inside Director” means a Director who is an Employee.
(u)   “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(v)   “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w)   “Option” means a stock option granted pursuant to the Plan.
(x)   “Outside Director” means a Director who is not an Employee.
(y)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(z)   “Participant” means the holder of an outstanding Award.
(aa)   “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 11.
(bb)   “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 11.
(cc)   “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, continued service, the achievement of target levels of performance, the achievement of performance goals, or the occurrence of other events as determined by the Administrator.
(dd)   “Plan” means this 2023 Equity Incentive Plan.
(ee)   “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 9 of the Plan, or issued pursuant to the early exercise of an Option.
(ff)   “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 10. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(gg)   “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(hh)   “Section 16(b)” means Section 16(b) of the Exchange Act.
(ii)   “Section 409A” means Section 409A of the Code, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder, from time to time, or any state law equivalent.
(jj)   “Securities Act” means the U.S. Securities Act of 1933, as amended, as amended, including the rules and regulations promulgated thereunder.
(kk)   “Service Provider” means an Employee, Director or Consultant.
(ll)   “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(mm)   “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a Stock Appreciation Right.

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(nn)   “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.
(oo)   “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.
(pp)   “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.
3.   Stock Subject to the Plan.
(a)   Stock Subject to the Plan.   Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is (i) 0 Shares, plus (ii) (A) any Shares that, as of immediately prior to the termination or expiration of the Company’s 2014 Equity Incentive Plan (the 2014 Plan”), have been reserved but not issued pursuant to any awards granted under the 2014 Plan and are not subject to any awards granted thereunder, plus (B) any Shares subject to awards granted under the 2014 Plan that, after the 2014 Plan is terminated or expired, expire or otherwise terminate without having been exercised or issued in full or are forfeited to or repurchased by the Company due to failure to vest or are acquired by the Company (other than Shares repurchased by the Company on the open market) pursuant to awards granted under the 2014 Plan used to pay the exercise price or purchase price of such an award or to satisfy the tax withholding obligations of such an award, with the maximum number of Shares to be added to the Plan pursuant to clause (ii) above equal to 37,248,081 Shares. In addition, Shares may become available for issuance under the Plan pursuant to Section 3(b). The Shares may be authorized, but unissued, or reacquired Common Stock.
(b)   Lapsed Awards.   If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights, the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if unvested Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company due to failure to vest, such Shares will become available for future grant under the Plan. For the avoidance of doubt, Shares repurchased by the Company on the open market using the proceeds from the exercise of an Award shall not increase the number of Shares available for future grant of Awards. Shares acquired pursuant to Awards used to pay the exercise price or purchase price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).
(c)   Share Reserve.   The Company, at all times during the term of this Plan, will reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4.   Administration of the Plan.
(a)   Procedure.
(i)   Multiple Administrative Bodies.   Different Committees with respect to different groups of Service Providers may administer the Plan.

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(ii)   Rule 16b-3.   To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii)   Other Administration.   Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.
(iv)   Delegation of Authority for Day-to-Day Administration.   Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.
(b)   Powers of the Administrator.   Subject to the provisions of the Plan, and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion, to:
(i)   determine the Fair Market Value;
(ii)   select the Service Providers to whom Awards may be granted hereunder;
(iii)   determine whether and to what extent Awards are granted hereunder;
(iv)   determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;
(v)   approve forms of Award Agreement for use under the Plan;
(vi)   determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. The terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vii)   construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(viii)   prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan or for qualifying for favorable tax treatment under applicable non-U.S. laws;
(ix)   modify or amend each Award (subject to Section 4(c), Section 6 and Section 19 of the Plan), including without limitation the discretionary authority to extend the post-service exercisability period of Awards; provided, however, that in no event will the term of an Option or Stock Appreciation Right be extended beyond its original maximum term;
(x)   allow Participants to satisfy tax withholding obligations in a manner prescribed in Section 15 of the Plan;
(xi)   authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xii)   temporarily suspend the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-service exercisability period of an Award, unless doing so would not comply with Applicable Laws;
(xiii)   allow a Participant, to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to the Participant under an Award, subject to Section 15(c);
(xiv)   determine whether Awards will be settled in Shares, cash or in any combination thereof;
(xv)   impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued

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as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and
(xvi)   make all other determinations deemed necessary or advisable for administering the Plan.
(c)   No Exchange Program.   Notwithstanding the powers of the Administrator set forth herein, the Administrator cannot institute an Exchange Program, provided that nothing in this Section 4(c) shall preclude the Administrator from exercising its powers and authority under Section 14.
(d)   Effect of Administrator’s Decision.   The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.
5.   Eligibility.   Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6.   Limitations.
(a)   Incentive Stock Options.
(i)   $100,000 Limitation.   Notwithstanding any designation of an Option as an Incentive Stock Option, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a)(i), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(ii)   Maximum Option Term.   In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.
Option Exercise Price.   In the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.
(b)   Dividends.   Dividends or other distributions payable with respect to Shares subject to Awards will not be paid before and unless the underlying Shares vest, and will be subject to the same forfeitability provisions as the underlying Shares; provided, however, that if any such dividends or distributions are paid in Shares on Awards of Restricted Stock, such Shares will be issued at the time of the applicable dividend or distribution and will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. No dividends or other distributions will be paid with respect to Shares that are subject to unexercised Options or Stock Appreciation Rights, provided that nothing in this Section 6(b) shall preclude the Administrator from exercising its powers and authority under Section 14.
(c)   Exchange Program.   The Administrator cannot implement an Exchange Program, provided that nothing in this Section 6(c) shall preclude the Administrator from exercising its powers and authority under Section 14.
(d)   Outside Director Limitations.
(i)   Cash-Settled Awards.   In any Fiscal Year, no Outside Director may be granted cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $750,000, increased to $1,500,000 in connection with his or her initial service.

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(ii)   Stock-Settled Awards.   In any Fiscal Year, no Outside Director may be granted stock-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $750,000 , increased to $1,500,000 in connection with his or her initial service.
(iii)   Any Awards or other compensation provided to an individual for his or her services as an Employee, or for his or her services as a Consultant other than as an Outside Director, will be excluded for purposes of this Section 6(d).
7.   Stock Options.
(a)   Grant of Options.   Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b)   Stock Option Agreement.   Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(c)   Term of Option.   Subject to the provisions of Section 6 relating to Incentive Stock Options, the term of each Option will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement.
(d)   Option Exercise Price and Consideration.
(i)   Exercise Price.   The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant, subject to the provisions of Section 6. Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii)   Waiting Period and Exercise Dates.   At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii)   Form of Consideration.   The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of, without limitation: (1) cash (including cash equivalents); (2) check; (3) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (4) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (5) by reduction in the amount of any Company liability to the Participant; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(e)   Exercise of Option.
(i)   Procedure for Exercise; Rights as a Stockholder.   Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) notice of exercise (in accordance with the procedures that the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together

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with any applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii)   Cessation of Relationship as a Service Provider.   If a Participant ceases to be a Service Provider, other than upon the cessation of the Participant’s Service Provider status as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iii)   Disability of Participant.   If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of cessation of the Participant’s Service Provider status (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following cessation of the Participant’s Service Provider status. Unless otherwise provided by the Administrator, if on the date of cessation of the Participant’s Service Provider status the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If, after cessation of the Participant’s Service Provider status, the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv)   Death of Participant.   If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(v)   Tolling Expiration.   A Participant’s Award Agreement may also provide that:
(1)   if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16(b); or
(2)   if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
8.   Stock Appreciation Rights.
(a)   Grant of Stock Appreciation Rights.   Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b)   Number of Shares.   Subject to the terms and conditions of the Plan, the Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c)   Exercise Price and Other Terms.   The per Share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d)   Stock Appreciation Right Agreement.   Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise (if any), and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e)   Term and Expiration of Stock Appreciation Rights.   The term of each Stock Appreciation Right will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Subject to the immediately preceding sentence, a Stock Appreciation Right granted under the Plan will expire upon the date as determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 7(e) relating to exercise also will apply to Stock Appreciation Rights.
(f)   Payment of Stock Appreciation Right Amount.   Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined as the product of:
(i)   The difference between the Fair Market Value of a Share on the date of exercise over the exercise price, and
(ii)   The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon exercise of a Stock Appreciation Right may be in cash, in Shares of equivalent value, or in some combination of both.
9.   Restricted Stock.
(a)   Grant of Restricted Stock.   Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

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(b)   Restricted Stock Agreement.   Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c)   Transferability.   Except as provided in this Section 9 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable Period of Restriction.
(d)   Other Restrictions.   The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate. The Administrator may set restrictions based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(e)   Removal of Restrictions.   Except as otherwise provided in this Section 9, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of any applicable Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f)   Voting Rights.   During any applicable Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g)   Dividends and Other Distributions.   During any applicable Period of Restriction, and subject to Section 6(b) of the Plan, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.
(h)   Return of Restricted Stock to Company.   On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and, subject to Section 3, again will become available for grant under the Plan.
10.   Restricted Stock Units.
(a)   Grant.   Subject to the terms and conditions of the Plan, the Administrator, at any time and from time to time, may grant Restricted Stock Units to Service Providers in such amounts as the Administrator, in its sole discretion, will determine. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b)   Vesting Criteria and Other Terms.   The Administrator will set vesting criteria (if any) in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(c)   Earning Restricted Stock Units.   Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

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(d)   Form and Timing of Payment.   Payment of earned Restricted Stock Units will be made as soon as practicable at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e)   Cancellation.   On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company and, subject to Section 3, again will become available for grant under the Plan.
11.   Performance Units and Performance Shares.
(a)   Grant of Performance Units/Shares.   Subject to the terms and conditions of the Plan, Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. Subject to the terms and conditions of the Plan, the Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b)   Value of Performance Units/Shares.   Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c)   Performance Objectives and Other Terms.   The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) (if any) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set vesting criteria based upon continued employment or service, the achievement of specific performance objectives (Company-wide, departmental, divisional, business unit, or individual goals (including, but not limited to, continued employment or service)), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(d)   Earning of Performance Units/Shares.   After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e)   Form and Timing of Payment of Performance Units/Shares.   Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f)   Cancellation of Performance Units/Shares.   On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and, subject to Section 3, again will be available for grant under the Plan.
12.   Leaves of Absence/Transfer Between Locations.   Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave

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any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13.   Transferability of Awards.   Unless determined otherwise by the Administrator (and subject to the provisions of Section 4(c) and Section 6 that provides that the Administrator cannot institute an Exchange Program), an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14.   Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a)   Adjustments.   In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award and the numerical Share limits in Section 3 of the Plan. Notwithstanding the preceding, the number of Shares subject to any Award always will be a whole number.
(b)   Dissolution or Liquidation.   In the event of a proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised (with respect to an Option or SAR) or vested (with respect to an Award other than an Option or SAR), an Award will terminate immediately prior to the consummation of such proposed action.
(c)   Merger or Change in Control.   In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (i) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.
In the event that the successor corporation does not assume or substitute for the Award (or portion thereof), the Participant will fully vest in and have the right to exercise the Participant’s outstanding Option and Stock Appreciation Right (or portion thereof) that is not assumed or substituted for, including Shares as to which such Award would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units (or portions thereof) not assumed or substituted for will lapse, and, with respect to such Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent

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(100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise by the Administrator or under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted for in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that such Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.
For the purposes of this subsection 14(c), an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control. For the avoidance of doubt, the Administrator may determine that, for purposes of this Section 14(c), the Company is the successor corporation with respect to some or all Awards.
Notwithstanding anything in this subsection 14(c) to the contrary, and unless otherwise provided by the Administrator or under an Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
Notwithstanding anything in this subsection (c) to the contrary, if a payment under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement or other written agreement related to the Award does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that otherwise is accelerated under this Section will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.
(d)   Outside Director Awards.   With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including Shares as to which such Award which would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units will lapse, and, with respect to such Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.
15.   Tax.
(a)   Withholding Requirements.   Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company (or any of its

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Subsidiaries, Parents or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Subsidiaries, Parents or affiliates, as applicable), an amount sufficient to satisfy U.S. federal, state, and local, non-U.S., and other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b)   Withholding Arrangements.   The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (v) such other consideration and method of payment for the meeting of tax withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (vi) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c)   Compliance With Section 409A.   Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. Each payment or benefit under this Plan and under each Award Agreement is intended to constitute a separate payment for purposes of Section 1.409A-2(b)(2) of the Treasury Regulations. The Plan, each Award and each Award Agreement under the Plan is intended to be exempt from or otherwise meet the requirements of Section 409A and will be construed and interpreted including but not limited with respect to ambiguities and/or ambiguous terms, in accordance with such intent, in accordance with such intent, except as otherwise specifically determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Subsidiaries or Parents have any responsibility, obligation or liability under the terms of this Plan to reimburse, indemnify, or hold harmless any Participant or any other person in respect of Awards, for any taxes, interest or penalties imposed, or other costs incurred, as a result of Section 409A.
16.   No Effect on Employment or Service.   Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider, nor interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17.   Date of Grant.   The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

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18.   Term of Plan.   Subject to Section 23 of the Plan, the Plan will become effective upon its approval by the Company’s stockholders. It will continue in effect for a term of ten (10) years from the date of the initial Board (or its designated Committee) action to adopt the Plan unless terminated earlier under Section 19 of the Plan.
19.   Amendment and Termination of the Plan.
(a)   Amendment and Termination.   The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b)   Stockholder Approval.   The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c)   Effect of Amendment or Termination.   No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20.   Conditions Upon Issuance of Shares.
(a)   Legal Compliance.   Shares will not be issued pursuant to an Award, including without limitation upon exercise or vesting thereof, as applicable, unless the issuance and delivery of such Shares and exercise or vesting of the Award, as applicable, will comply with Applicable Laws. If required by the Administrator, issuance will be further subject to the approval of counsel for the Company with respect to such compliance. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any Applicable Laws, registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock or share exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability regarding the failure to issue or sell such Shares as to which such authority, registration, qualification or rule compliance was not obtained and the Administrator reserves the authority, without the consent of a Participant, to terminate or cancel Awards with or without consideration in such a situation.
(b)   Investment Representations.   As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21.   Inability to Obtain Authority.   The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22.   Forfeiture Events.   The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the

2023 ANNUAL
PROXY STATEMENT
“Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 22 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.
23.   Stockholder Approval.   The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

Executive Officers

Michael Darrow
President and
Chief Executive Officer

Jantoon Reigersman
Chief Operating Officer

Teresa Luong
Chief Financial Officer

Jeff Swart
Executive Vice President,
General Counsel and Secretary

Board of Directors

Michael Darrow
President and
Chief Executive Officer
TrueCar, Inc.

Christopher Claus
Chairman of the Board
TrueCar, Inc.

Robert Buce
Chairman
Palisades Holdings

Barbara Carbone
Retired KPMG Audit Partner

Brendan Harrington
President
Autobahn Forth Worth

Faye Iosotaluno
Chief Operating Officer
Tinder

Erin Lantz
Chief Revenue Officer
Ethos Life

John Mendel
Former EVP, Automobile Division
American Honda Motor Company

Corporate Address
TrueCar, Inc.
1401 Ocean Avenue, Suite 200
Santa Monica, CA 90401

Mail
Computershare
PO BOX 43006
Providence RI 02940-3006

Investor Relations
investors@truecar.com

Transfer Agent
Computershare
Telephone: 877. 373. 6374
Fax: 866. 519. 8563
International: 781. 575. 2879

Courier
Computershare
150 Royall Street,
Suite 101
Canton, MA 02021

Ticker Symbol
NASDAQ: TRUE

TrueCar

© 2023 TrueCar, Inc. All Rights Reserved.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSCAN TOVIEW MATERIALS & VOTE0 00 0 00 0 00 0 00000614080_1 R1.0.0.6TRUECAR, INC.1401 OCEAN AVENUESUITE 200SANTA MONICA, CA 90401VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/21/2023. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TRUE2023You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow theinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/21/2023. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors unanimously recommendsyou vote FOR the following:1. Election of DirectorsNomineesFor Withhold01) Brendan L. HarringtonThe Board of Directors unanimously recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accountants forthe fiscal year ending December 31, 2023.3. Advisory vote to approve named executive officer compensation.4. To approve the TrueCar, Inc. 2023 Equity Incentive Plan.NOTE: In their discretion, the proxies are authorized to vote upon such other business that may properly comebefore the Meeting or at any adjournment or postponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name by authorized officer.

0000614080_2 R1.0.0.6Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comTRUECAR, INC.Annual Meeting of StockholdersJune 22, 2023 8:30 AM Pacific TimeThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Jantoon Reigersman and Jeffrey Swart, or either of them, as proxies, each with the power to appoint his substitute, andhereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of TRUECAR, INC. that thestockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:30 AM, PT on June 22, 2023, live via the Internet atwww.virtualshareholdermeeting.com/TRUE2023 and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordancewith the recommendations of the Board of Directors.Continued and to be signed on reverse side